                             VANGUARD(R) BOND FUNDS


                                 July 31, 2000


VANGUARD SHORT-TERM
  TREASURY FUND

VANGUARD SHORT-TERM
  FEDERAL FUND

VANGUARD SHORT-TERM
  CORPORATE FUND

VANGUARD INFLATION-PROTECTED
  SECURITIES FUND

VANGUARD INTERMEDIATE-TERM
  TREASURY FUND

VANGUARD INTERMEDIATE-TERM
  CORPORATE FUND

VANGUARD GNMA FUND

VANGUARD LONG-TERM
  TREASURY FUND

VANGUARD LONG-TERM
  CORPORATE FUND

VANGUARD HIGH-YIELD
  CORPORATE FUND

semiannual

[PHOTO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

    Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

    - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

    - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

    - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

    - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS

     REPORT FROM THE CHAIRMAN                     1

     THE MARKETS IN PERSPECTIVE                   7

     REPORTS FROM THE ADVISERS                    9

     PERFORMANCE SUMMARIES                       13

     FUND PROFILES                               19

     FINANCIAL STATEMENTS                        30

   All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
             "500" are trademarks of The McGraw-Hill Companies, Inc.

              Frank Russell Company is the owner of trademarks and
                   copyrights relating to the Russell indexes.

            "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of
                        Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

Bond prices generally recovered during the six months ended July 31, 2000, the first half of the Vanguard Bond Funds' fiscal year. Longer-term Treasury bonds displayed particular strength, and all of our funds that were in operation throughout the half-year rebounded from a disappointing fiscal 2000. The returns for these funds ranged from 2.4% for our High-Yield Corporate Fund to 9.0% for our Long-Term Treasury Fund.

       The adjacent table presents the six-month total return (capital change plus reinvested dividends) for each fund com- pared with the average return of its mutual fund competitors. The table also includes the return for Vanguard Inflation-Protected Securities Fund, which we introduced in June. Later in this letter, I will provide more details about inflation-indexed securities in general and our fund in particular.

       Information on all of the Vanguard Bond Funds, including per-share net asset values and income dividends, are presented in the table that follows this letter. That table also lists the annualized yields of each fund, which on July 31 ranged from 3.72% for our new Inflation-Protected Securities Fund to 9.92% for our High-Yield Corporate Fund.

----------------------------------------------------
                                TOTAL RETURNS
                              SIX MONTHS ENDED
                                JULY 31, 2000
                           -------------------------
                                          AVERAGE
                           VANGUARD      COMPETING
                             FUND          FUND*
----------------------------------------------------

SHORT-TERM FUNDS
Treasury                     3.9%           3.5%
Federal                      3.7            3.6
Corporate                    3.4            3.6
----------------------------------------------------
Inflation-Protected
    Securities**             0.9%           0.7%
----------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                     5.9%           5.2%
Corporate                    4.0            4.2
GNMA                         5.6            5.0
----------------------------------------------------
LONG-TERM FUNDS
Treasury                     9.0%           6.9%
Corporate                    4.4            4.2
----------------------------------------------------
High-Yield Corporate         2.4%          -1.0%
----------------------------------------------------

INSTITUTIONAL SHARES
----------------------------------------------------
Short-Term Corporate         3.4%           3.6%
----------------------------------------------------

 *Derived from data provided by Lipper Inc.

**Returns since inception, June 29, 2000.


       We believe that any semiannual review of bond fund returns should also include a look at a full year's interest income. That's because six-month returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. Over long periods, however, the price effects of fluctuating interest rates tend to be offsetting, so interest income accounts for virtually all of the total return on a bond fund. The table on page 2 presents each fund's return for the past 12 months, divided into its income and capital components. The high sensitivity of longer-term bonds to changes in interest rates is clearly illustrated. During the 12 months, yields rose on all but long-term Treasury bonds. For further information on capital and income returns for each fund, see the Performance Summaries beginning on page 13.

THE PERIOD IN REVIEW

The financial markets were stormy during the six months ended July 31. Overall, the economic news was good. The economy continued its robust growth--the production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. But investors spent much of the half-year worrying about a resurgence in inflation and the heady valuations of many technology-related stocks. In this environment, bonds delivered higher returns than stocks.

       The Federal Reserve Board, in an effort to slow the economy's momentum and head off an uptick in inflation, continued to raise short-term interest rates during the period. The Fed boosted its target for the federal funds rate--the rate that banks charge each other for overnight loans--three times by a total of 1.0 percentage point (100 basis points). The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 53 basis points to end the half-year at 6.22%. However, rates on longer-term government issues went the other way, as the Treasury started to repurchase its bonds for the first time since the 1930s. The shrinking supply of long-term public debt--the government has also scaled back new bond issuance--caused long-term Treasury prices to rise and yields to fall.

-------------------------------------------------------------------
                                  COMPONENTS OF TOTAL RETURNS
                                TWELVE MONTHS ENDED JULY 31, 2000
                               ------------------------------------
                               INCOME     CAPITAL      TOTAL
                               RETURN      RETURN      RETURN
-------------------------------------------------------------------

SHORT-TERM FUNDS
Treasury                        5.8%       -0.7%        5.1%
Federal                         6.0        -0.6         5.4
Corporate                       6.6        -1.0         5.6
-------------------------------------------------------------------
Inflation-Protected
    Securities*                 0.0%        0.9%        0.9%
-------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                        6.4%       -0.9%        5.5%
Corporate                       7.1        -2.2         4.9
GNMA                            7.1        -0.4         6.7
-------------------------------------------------------------------
LONG-TERM FUNDS
Treasury                        6.4%        2.1%        8.5%
Corporate                       7.0        -2.7         4.3
-------------------------------------------------------------------
High-Yield Corporate            8.6%       -5.4%        3.2%
-------------------------------------------------------------------

INSTITUTIONAL SHARES
-------------------------------------------------------------------
Short-Term Corporate            6.7%       -1.0%        5.7%
-------------------------------------------------------------------

*Returns since inception, June 29, 2000.


       Evidence that the economy may be easing into a period of slower growth mounted in June, prompting rallies in both the stock and bond markets. By July 31, the 30-year Treasury bond's yield had fallen 71 basis points to 5.78%. The yield of the 10-year Treasury bond declined a bit less (64 basis points) to 6.03% at the end of the period.

       Led by the Treasury sector, the bond market rebounded from a difficult fiscal 2000. The Lehman Brothers Aggregate Bond Index, a broad measure of the U.S. bond market excluding only high-yield ("junk") bonds and municipal securities, posted a gain of 5.3% during the six months ended July 31. Treasury bonds in each maturity range (short-, intermediate-, and long-term) outperformed their investment-grade corporate counterparts. The margin was greatest (4.6 percentage points) for long-term bonds. The total return of mortgage-backed securities--5.6% according to the Lehman GNMA Index--trailed that of Treasuries but outpaced the gains on corporate bonds. High-yield bonds struggled--the Lehman High Yield Index had a total return of 0.0%--as investors worried about the ability of issuers to make their interest payments.

       The U.S. stock market, meanwhile, rose modestly during the half-year. The Wilshire 5000 Total Market Index, which tracks the entire U.S. stock market, returned 1.5%. The large-capitalization-dominated Standard & Poor's 500 Index returned 3.2%, outperforming the small-cap-oriented Russell 2000 Index (up 1.3%). The Nasdaq Composite Index, which is crowded with technology stocks, declined -3.9%.

PERFORMANCE OVERVIEW

Seven of the nine Vanguard Bond Funds that were in operation throughout the fiscal half-year ended July 31 provided total returns that were higher than those of competing mutual funds. The exceptions were our SHORT- and INTERMEDIATE-TERM CORPORATE FUNDS, which lagged their peers by 0.2 percentage point. The LONG-TERM CORPORATE FUND outpaced its rival by the same margin.

       The SHORT-, INTERMEDIATE-, and LONG-TERM TREASURY FUNDS returned 3.9%, 5.9%, and 9.0%, respectively. The Short- and Intermediate-Term Treasury Funds delivered slightly better-than-average returns, topping their peers by 0.4 and
0.7 percentage point, respectively. The Long-Term Treasury Fund's return was well ahead of that of its peers, which gained 6.9% on average. The SHORT-TERM FEDERAL FUND returned 3.7%, a hair above the return for its average peer.

       Our GNMA FUND, which has an intermediate-term average maturity and invests in mortgage-backed securities, returned 5.6%, well ahead of the 5.0% return of the average GNMA fund. Mortgages were a good investment during the period because home-loan rates did not respond much to the decline in long-term Treasury bond yields. The lack of volatility meant that loan refinancing, which results in prepayment activity and generally lower yields for mortgage investors, was not an attractive option for many homeowners.

       Our HIGH-YIELD CORPORATE FUND turned in a solid performance in a tough environment, returning 2.4% for the half-year. On average, high-yield bond funds declined -1.0%, largely because they invest in lower-rated--and thus, riskier--securities than those held by our fund. Prices fell on more speculative bonds primarily because investors grew concerned that any slowdown in the economy could hurt companies' abilities to service their debt obligations. In addition, tighter credit forces companies with lower credit ratings to pay higher rates on their bonds. Defaults were on the rise, though, fortunately, there were none in our fund. In short, it was a distinct advantage to hold higher-rated corporate bonds during the semiannual period. Of course, under different economic conditions, our posture can cause the fund to underperform its competitors, as it has from time to time.

      Our funds' generally strong showings versus their competitors during the half-year owe in large measure to our much lower operating costs. Comparable mutual funds have average expense ratios (expenses as a percentage of average net assets) that range from 0.60% for short-term Treasury funds to 1.30% for high-yield funds. Our funds' expense ratios fall between 0.21% (for the Intermediate-Term Corporate Fund) and 0.32% (for the Long-Term Treasury Fund). Our low costs give us a significant head start--year after year--in our effort to provide excellent investment results. The Vanguard cost advantage means that our funds do not have to invest in lower-rated bonds in an effort to offset high expenses.

       Compared with their target indexes, our funds did not fare so well during the semiannual period. Only the High-Yield Corporate Fund outpaced its benchmark, beating the Lehman High Yield Index by 2.4 percentage points. The GNMA Fund matched the result of the Lehman GNMA Index. Our remaining funds trailed their indexes by a range of 0.1-1.0 percentage point. Once again--as ever--costs played a role. While our operating expenses are far lower than those of competing mutual funds, they handicap us against the unmanaged indexes, which exist only "on paper" and therefore incur no operating costs.

A NEW KIND OF BOND FUND

In June, we introduced VANGUARD INFLATION-PROTECTED SECURITIES FUND, which invests primarily in inflation-indexed bonds issued by the U.S. Treasury and other U.S. government agencies; it may also invest in inflation-indexed bonds issued by corporations. Between June 29 and July 31, the fund had a total return of 0.9%. We present this one-month return only for the record, as results for such a brief period are meaningless in truth.

       The Inflation-Protected Securities Fund is unlike any other Vanguard fund. It gives investors the opportunity to invest in a diversified bond portfolio that offers inflation protection and moderate stability of principal. Inflation erodes the "real" purchasing power of money over time, and investing only in stocks or conventional bonds does not necessarily fix the problem. Common stocks have historically generated returns well in excess of inflation over the long term, but investors must accept substantial volatility to achieve those gains. Conventional bonds are less volatile than stocks, but they do not offer explicit protection against inflation. In contrast, the issuers of inflation-indexed bonds attack the problem head-on, continually adjusting the bonds' principal and interest payments to reflect changes in the price of goods and services. This is significant, given that the Consumer Price Index has risen in 49 of the last 50 years. In the event of deflation--a drop in prices--the U.S. Treasury guarantees the repayment of at least the original face value of its inflation-indexed securities.

       While increases in the principal value of inflation-indexed bonds are not payable until maturity, the Inflation-Protected Securities Fund will distribute these increases, along with dividend income, on a quarterly basis. (Note that these adjustments may cause the fund's income stream to be more volatile than those of traditional bond funds with similar maturity and quality characteristics.) Because fund distributions are taxable, investors should consider holding the fund in a tax-deferred account, such as an IRA or 401(k) plan. Also it's important to reinvest the fund's distributions. Investors who do not reinvest them will not maintain the purchasing power of their investment over the long term.

       Beyond inflation protection, we believe that the Inflation-Protected Securities Fund offers investors the opportunity to further diversify a portfolio of stock funds, bond funds, and short-term investments. Inflation-indexed bonds fluctuate in response to changes in real interest rates--those that exist when inflation is subtracted from the nominal interest rate on bonds. Real rates have historically been much more stable than nominal interest rates, which are the driver of price changes for conventional bonds. The U.S. Treasury has been issuing inflation-indexed bonds only since early 1997, so it is too early to conclude that they can be counted on to smooth the inevitable swings in the stock and bond markets. But the performance of inflation-indexed securities to date suggests that they do help to diversify a portfolio of bonds. And to the extent that inflation is bad for stocks, these new bonds may offer diversification to stock investors as well.

       Under the able management of Vanguard Fixed Income Group, I am confident that Vanguard Inflation-Protected Securities Fund will deliver attractive real returns at the lowest reasonable cost.

IN SUMMARY

Stocks certainly disappointed many investors during the six months ended July
31. After all, they've been delivering double-digit gains with regularity since the mid-1990s and have not often trailed bonds. For long-term investors, however, the lesson of a half-year during which bonds outpaced stocks should be plain: Trying to "time the market" is hazardous.

       Bond investors who stayed true to their investment plan after enduring a difficult fiscal 2000 were rewarded during the half-year. The course of interest rates is impossible to predict. But I am confident that investors who maintain a balanced mix of stock funds, bond funds, and short-term investments, suitable for their time horizons, goals, and tolerance for risk, stand the best chance of success.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

August 17, 2000

IN MEMORY

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the funds and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

FUND STATISTICS
-----------------------------------------------------------------------------------------------------------------
                              NET ASSET VALUE
                                 PER SHARE              SIX MONTHS             TWELVE MONTHS           SEC
------------------------------------------------   ----------------------  -----------------------   30-DAY
                         JANUARY 31,    JULY 31,     INCOME      CAPITAL    INCOME      CAPITAL    ANNUALIZED
                             2000         2000     DIVIDENDS      GAINS   DIVIDENDS      GAINS        YIELD
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                    $  9.94      $10.03      $0.295        --        $0.570       --         6.44%
Federal                        9.85        9.91       0.298        --         0.585       --         6.56
Corporate                     10.49       10.49       0.350        --         0.688       --         7.50
-----------------------------------------------------------------------------------------------------------------
Inflation-Protected
    Securities               $10.03*     $10.12          --        --           --        --         3.72%
-----------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                     $10.03      $10.29      $0.322        --        $0.638       --         6.34%
Corporate                      9.13        9.16       0.329        --         0.648       --         7.98
GNMA                           9.71        9.91       0.341        --         0.679       --         6.75
-----------------------------------------------------------------------------------------------------------------
LONG-TERM FUNDS
Treasury                      $9.74      $10.30      $0.309        --        $0.616       --         6.05%
Corporate                      8.08        8.14       0.285        --         0.568       --         7.43
-----------------------------------------------------------------------------------------------------------------
High-Yield Corporate          $7.28       $7.13      $0.317        --        $0.633       --         9.92%
-----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
Short-Term Corporate         $10.49      $10.49      $0.355        --        $0.699       --         7.63%
-----------------------------------------------------------------------------------------------------------------

* Net asset value as of inception, June 29, 2000.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JULY 31, 2000


After playing second fiddle to stocks in the past several years, bonds provided both a smoother and a more profitable ride than stocks during the six months ended July 31, 2000. The Lehman Aggregate Bond Index--a proxy for the investment-grade taxable bond market--recorded a 5.3% return, well ahead of the 1.5% return for the entire U.S. stock market, as measured by the Wilshire 5000 Index. Stock investors encountered considerable turbulence, as big day-to-day fluctuations in stocks were commonplace. And outside of the United States, stocks on average declined during the six months.

      The economic backdrop was murky. Growth was quite robust--better than 5% after inflation--in the United States. Overseas economies also were picking up strength, and corporations generally registered solid profit gains. Still, investors were uncertain whether the economic good times would keep rolling, given that the Federal Reserve Board and other central banks were raising interest rates during the period.

-------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                           PERIODS ENDED JULY 31, 2000
                                         --------------------------------
                                         6 MONTHS     1 YEAR    5 YEARS*
-------------------------------------------------------------------------
STOCKS
   S&P 500 Index                            3.2%       9.0%      22.6%
   Russell 2000 Index                       1.3       13.8       12.3
   Wilshire 5000 Index                      1.5       11.2       21.1
   MSCI EAFE Index                         -1.7        9.3        9.4
-------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index              5.3%       6.0%       6.5%
   Lehman 10 Year Municipal Bond Index      5.8        5.2        5.9
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index              2.8        5.4        5.2
-------------------------------------------------------------------------
OTHER
Consumer Price Index                        2.3%       3.5%       2.5%
-------------------------------------------------------------------------

*Annualized.


       The Fed, with three rate increases totaling 1 percentage point, sought to cool off the economy to keep it from overheating and pushing up inflation. Because of sharply higher costs for oil and other energy products, the Consumer Price Index gained 2.3% during the six months and 3.5% for the 12 months ended July 31. Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended July 31.

U.S. STOCK MARKETS

Rising profits, the powerful economy, and continued optimism--especially for the "new economy" TMT stocks (technology, media, and telecommunications)--kept market averages rising in February and early March. But in mid-March, value stocks took charge and TMT stocks slumped. Market leadership flip-flopped again in June, when growth stocks held sway, and in July, when value stocks outperformed growth stocks.

       The period was marked not only by volatility in market averages but also by extreme moves in individual stocks. Wall Street was unforgiving: Companies that disappointed market expectations saw their stock prices plunge. The large-capitalization S&P 500 Index posted a 3.2% return, more than double that of the overall market, and the small-cap Russell 2000 Index edged up 1.3%. The Nasdaq Composite Index, which had stratospheric gains in 1999, lost some altitude, registering a -3.9% return.

       The rise in oil and natural gas prices helped oil-exploration and services companies in the "other energy" group to post the market's biggest gains: an average of 22%. Financial services companies, whose stocks had been hurt by rising interest rates in 1999, rebounded with a 13% return. Another 1999 laggard, the health care sector, posted gains exceeding 9% during the past half-year. Big drops in regional Bell companies and AT&T caused a -15% return for the utilities sector, the worst for any market group. The materials & processing group fell -9%, largely because higher energy costs hurt energy-intensive companies such as chemical and aluminum makers.

U.S. BOND MARKETS

The Fed's three increases in its target federal funds rate (charged on overnight loans between banks) elevated the rate by 1 percentage point to 6.50% during the six months. However, because the market had anticipated some tightening by the Fed, yields of 3-month U.S. Treasury bills rose only half as far (0.53 percentage point, or 53 basis points, to 6.22%). And on longer-term Treasury securities, yields actually fell and prices rose. In part, this was due to a shrinking supply of Treasury debt: A large and growing federal budget surplus allows the Treasury to issue fewer new bonds and to buy back billions of dollars' worth of outstanding bonds. The 10-year Treasury note's yield declined 64 basis points to 6.03% on July 31, and the yield of the 30-year Treasury fell 71 basis points to 5.78%.

       Because short-term rates moved higher while long-term rates slid, there was an "inversion" in the U.S. Treasury yield curve. Instead of the usual upward slope--with yields increasing along with maturity--the curve sloped downward. On July 31, the 5.78% yield of 30-year Treasuries was 55 basis points lower than the 6.33% yield of 3-year Treasury notes. Falling rates mean rising prices for bonds, of course, and the 5.3% return of the Lehman Aggregate Bond Index during the six months reflected a price gain of 1.7% in addition to an income return of 3.6%.

       Corporate bonds didn't fare as well as Treasuries, in part because of a very different supply situation--corporations were issuing large amounts of new debt. Also, heavy borrowing by companies and the Fed's efforts to slow the economy raised the chances that some companies would have trouble paying their debts. Concern about credit quality was evident in the split between returns for low- and high-quality corporate bonds: a zero return for the Lehman High Yield Index of low-quality "junk" bonds, versus 4.8% for the high-quality Lehman Credit A or Better Index. Mortgage-backed bonds and municipal bonds, which also boast high credit quality, had solid returns: 5.6% for the Lehman GNMA Index and 4.8% for the tax-exempt Lehman 7 Year Municipal Bond Index.

INTERNATIONAL STOCK MARKETS

Because of a rise in the value of the U.S. dollar against most other currencies and a slump in Asian markets, international stocks were generally unprofitable for U.S. investors during the past six months. Although the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index of developed foreign markets registered a 3.1% return in local currencies, the stronger dollar resulted in a -1.7% return for U.S. investors.

       The MSCI Europe Index generated an 8.4% return in euros, the common currency of 11 European countries. However, this was cut to a 2.8% return for dollar-based investors. The MSCI Pacific Free Index declined -10.6% in dollars and -8.1% in local currencies due to a slump in Japanese stocks, which account for more than 75% of the index.

       The Select Emerging Markets Free Index fell -10.0% in U.S. dollars, stung by weakness in South Korea (-18%), South Africa (-17%), Thailand (-50%), and Turkey (-16%). Israel was the biggest gainer among emerging markets, with a 28% return.

REPORT FROM VANGUARD FIXED INCOME GROUP
SHORT-TERM TREASURY, FEDERAL, AND CORPORATE FUNDS; INFLATION-PROTECTED SECURITIES FUND; INTERMEDIATE-TERM TREASURY AND CORPORATE FUNDS; AND LONG-TERM TREASURY FUND


In a welcome turnabout from a difficult 1999, the Vanguard Bond Funds posted strong results for the fiscal half-year ended July 31, 2000. Conditions during the past six months were generally favorable for our funds. Yields declined and prices rose for all but the shortest-maturity securities, resulting in price increases for each of the funds we manage, except for the Short-Term Corporate Fund, whose price held steady.

       To understand what has occurred so far this fiscal year, it's necessary to go back to autumn 1998. At that time, yields on long-term U.S. Treasury bonds had fallen below 5%. This was because of surging demand for Treasuries, which were considered a safe haven during the financial crisis that swept global markets after Russia defaulted on its government bonds. When it became apparent that the crisis was not going to result in a financial Armageddon, as some had predicted, interest rates rebounded. Rates rose through 1999 to levels that reflected the strong demand for loans by households and corporations in the growing economy.

       The Federal Reserve Board, attempting to slow the economy and forestall a rise in inflation, boosted short-term interest rates three times in 1999. The yield on the 30-year Treasury bond rose from its all-time low of 4.72% on October 5, 1998 (during the height of the international financial crisis) to 6.48% on December 31, 1999. Because bond prices move in the opposite direction from yields, long-term Treasury prices plummeted in 1999.

       During the first half of 2000, the U.S. economy continued to grow at an exceptional pace--real (inflation-adjusted) gross domestic product expanded at a 5% annual rate. The Fed focused on indications that the demand for goods and services was outstripping their available supply, which could cause a buildup in inflationary pressures. Fed Chairman Alan Greenspan repeatedly identified the "wealth effect" caused by the rise in stock prices as one source of excess demand. The Fed raised its target federal funds rate (the interest charged by banks for overnight loans) three times during the past six months, to 6.50%. This influenced rates of short-term Treasury bills, which rose during the period.

       Normally, bond yields rise along with short-term rates when the Fed is tightening monetary policy. But during our fiscal half-year, yields on Treasury bonds actually declined from 0.3 to 0.7 percentage point. The result was that the yield curve inverted: Longer-term bonds sported lower yields than short-term bonds.

       The reason for this unusual inversion of yields was a shrinking supply of long-term Treasury securities. The federal government, which is expected to post a $230 billion budget surplus this year, has started to reduce the size of its auctions of new securities and has begun buying back $30 billion of its outstanding debt. Given the strong economy and huge federal tax revenues (federal tax receipts as a percentage of gross domestic product are at the highest level since World War II), it's now projected that the Treasury will be able to pay off all of its outstanding marketable debt by the end of this decade.

       In other sectors of the bond market, yields didn't follow the lead of Treasury bonds. Government agency and mortgage-backed securities didn't enjoy the price gains seen for Treasuries, in part because issuance of new agency and mortgage-backed securities rose. Corporate bonds were relatively hard hit by "event risk"--the chance that shareholder-friendly actions such as stock repurchases, leveraged buyouts, and spinoffs would hurt a company's creditworthiness. The sensitivity to this type of action was so high during the period that even the rumor of such a move caused a decline in the price of a company's bonds--and an increase in yield.

A REVIEW OF OUR FUNDS

The decline in longer-term interest rates during the six months ended July 31 served as a tailwind, in the form of positive capital returns, that augmented the income generated by our funds. During the fiscal half-year, we maintained the funds' average durations (a measure of the sensitivity of a bond's price to changes in interest rates) below those of their benchmarks. The result was that we didn't benefit as much as our index targets from the decline in interest rates during the period. However, compared with peer funds, our Intermediate-Term and Long-Term Funds generally have longer durations and, thus, greater price gains than our competitors in an environment of falling interest rates.

       As noted earlier, demand for Treasury securities was high relative to the demand for other debt instruments. As a result, corporate bonds underperformed their Treasury counterparts during the period. This is a 180-degree swing from fiscal 1999, when a reversal of the flight to quality helped our corporate bond funds to outperform Treasuries.

       On June 29, 2000, Vanguard introduced the Inflation-Protected Securities Fund. As of July 31, the fund's characteristics closely matched those of the overall market for inflation-indexed securities, and they will continue to do so in the future. See the Report From The Chairman beginning on page 1 for more details on the Vanguard Inflation-Protected Securities Fund.

THE RISKS AHEAD

In the last two months, signs have emerged that the economy's rapid growth pace is slowing. These signs have led many market participants to believe that the Fed is at or near the end of its policy-tightening cycle. If they are correct, the environment should be favorable for bond investors. However, if the economy resumes growth at or near the rapid rates experienced during most of the first half of 2000, the Fed may raise short-term interest rates again. This would have a ripple effect and push up rates across the entire spectrum of maturities. We believe that corporate bonds still provide attractive yield premiums in light of our view that the economy will continue to grow at a healthy pace.

       The Vanguard Bond Funds provide a full array of maturity options so that investors can match their own needs fairly closely. We believe it's important for investors to periodically reevaluate their holdings as risk and return relationships change. What will not change is our commitment to providing disciplined portfolio management at the lowest possible cost.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal

August 10, 2000

INVESTMENT PHILOSOPHY

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

REPORT FROM WELLINGTON
MANAGEMENT COMPANY, LLP
GNMA FUND; LONG-TERM CORPORATE FUND;
AND HIGH-YIELD CORPORATE FUND

During the six months ended July 31, 2000, interest rates on intermediate- and long-term U.S. Treasury securities fell approximately 60 basis points (0.60 percentage point), creating a favorable environment for fixed income securities. This decline occurred despite the fact that the Federal Reserve Board was actively raising short-term rates. Overall, the drop in rates can be attributed to several factors. Most important, interest rates on Treasury securities fell because the federal budget surplus has reduced the Treasury's borrowing needs. At the same time, the Treasury has been actively buying back its longer-maturity obligations in the open market, forcing yields lower.

       The GNMA, Long-Term Corporate, and High-Yield Corporate Funds are all affected by the direction of interest rates, but to varying degrees. As time has proven, the GNMA Fund basically behaves as an intermediate-term bond fund, and it should not fluctuate in price as much as a long-term bond fund in response to interest rate changes. (However, the GNMA Fund's average duration--a measure of the fund's sensitivity to changes in interest rates--can actually change dramatically with large swings in interest rates.)

       The Long-Term Corporate Fund is quite sensitive to changes in interest rates. So, as the yield on long-term Treasury securities fell during the past six months, the net asset value of the Long-Term Corporate Fund might have been expected to rise handsomely. However, the risk premium--or "yield spread"--for corporate bonds expanded, preventing yields on long-term corporate bonds from falling as much as they might have otherwise. The risk premium is the additional yield available to investors for investing in lower-quality bonds. (Treasury bonds have no credit risk.) The wider risk premiums existed even though corporate profits were strong and the domestic economy was healthy. The High-Yield Corporate Fund is also influenced greatly by risk premiums. In fact, changes in interest rates often do not have a particularly strong influence on the prices of high-yield bonds. Rather, the credit quality of the issuers in the portfolio is usually the critical determinant of price behavior. Therefore, the High-Yield Corporate Fund benefited less than the other two funds from the interest rate decline.

       It is unusual for risk premiums in the corporate bond market to expand during a period of strong economic growth. Historically, a strong economy has been a favorable backdrop for keeping risk premiums relatively narrow.

GNMA FUND

The investment environment for the GNMA Fund improved over the past six months. With yields on U.S. Treasury securities generally stable to lower from January through July 2000, the price erosion that the fund experienced last year was largely absent. A stable mortgage interest rate environment is ideal for the GNMA Fund, allowing it to avoid the price erosion that typically occurs when interest rates are rising sharply, while also avoiding the negative effects on income that occur when mortgage interest rates decline and homeowners refinance their mortgages. Although there was some interest rate volatility during the six months, it occurred within a narrow range. The future is, as always, uncertain, but the GNMA Fund continues to offer attractive yields relative to

U.S. Treasuries, and we see no reason why it should not continue to perform well relative to other high-quality, intermediate-term bond funds.

LONG-TERM CORPORATE FUND

The Long-Term Corporate Fund's duration is slightly less than nine years, a level consistent with its charter as a long-term, investment-grade, corporate bond fund. The fund's relatively long duration--a more "marketlike" duration is about five years--suggests that the fund will be extremely sensitive to changes in long-term rates. Shareholders should understand that this interest rate sensitivity is one of the major risks of investing in the fund. A duration of nine years means that if corporate bond rates move up or down by 1 percentage point, the fund's net asset value can be expected to fall or rise by 9%. The fund has excellent call protection, meaning that most issuers of the bonds it holds cannot redeem those bonds if interest rates decline. This protects the fund's income stream from declining interest rates.

       The fund's other chief risk is the possibility that the creditworthiness of the corporate bond issuers could deteriorate. To mitigate this risk, the fund is well diversified by issuer and industry. The fund does not own emerging-markets debt or foreign bonds denominated in currencies other than the U.S. dollar. Generally, we purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

While the High-Yield Corporate Fund did not have any defaults during the half-year, the below-investment-grade--or high-yield--market struggled as defaults and rating downgrades increased.

       The high-yield market is a hybrid. Under some market conditions, it follows the direction of the stock market, and at other times, it behaves similarly to the bond market. Although interest rates on intermediate-term Treasury bonds fell and the economy grew strongly, the high-yield corporate sector languished. Outflows from high-yield bond mutual funds continued throughout this period, creating some selling pressure in the market. With the Fed raising interest rates--and thus implicitly restricting credit--the high-yield market fought against a headwind. When credit is rationed, the marginal borrower or lower-rated issuer must pay a relatively steeper risk premium to obtain credit. On a positive note, investors may begin to increase their tolerance for risk if the Fed has, for the time being, finished its task of raising rates and slowing growth. If the monetary authorities are satisfied that inflationary pressures are subsiding and decide to relax their tightening grip, high-yield bonds could perform very well. In a relaxed monetary environment, risk premiums typically contract.

       We remain very selective with respect to credit. We are avoiding the smaller start-up companies and are continuing to emphasize the higher-quality spectrum of the below-investment-grade market. The fund's holdings continue to be focused on cash-paying issues almost exclusively rated B or better. We maintain a modest reserve in U.S. Treasuries to maintain liquidity.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

August 14, 2000

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

SHORT-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 2000
------------------------------------------------------------
             SHORT-TERM TREASURY FUND               LEHMAN*
FISCAL     CAPITAL      INCOME       TOTAL          TOTAL
YEAR       RETURN       RETURN       RETURN         RETURN
------------------------------------------------------------
1992        1.2%         1.4%         2.6%           3.0%
1993        3.3          5.4          8.7            9.0
1994        0.8          4.7          5.5            6.1
1995       -4.8          5.2          0.4           -0.1
1996        4.8          6.6         11.4           12.0
1997       -1.9          5.8          3.9            4.1
1998        1.1          6.0          7.1            7.9
1999        1.2          5.5          6.7            7.0
2000       -4.0          5.2          1.2            1.3
2001**      0.9          3.0          3.9            4.0
-----------------------------------------------------------

 *Lehman 1-5 Year Treasury Index.

**Six months ended July 31, 2000.
See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.



SHORT-TERM FEDERAL FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1987-JULY 31, 2000
-----------------------------------------------------------
             SHORT-TERM TREASURY FUND               LEHMAN*
FISCAL     CAPITAL      INCOME       TOTAL          TOTAL
YEAR       RETURN       RETURN       RETURN         RETURN
-----------------------------------------------------------
1988        0.5%         0.5%         1.0%           1.9%
1989       -2.7          8.4          5.7            5.0
1990        1.1          9.0         10.1           10.5
1991        1.9          8.6         10.5           11.1
1992        3.1          7.5         10.6           11.3
1993        2.3          6.2          8.5            8.9
1994        1.1          5.1          6.2            6.1
1995       -5.6          5.4         -0.2           -0.1
1996        5.0          6.4         11.4           12.0
1997       -1.7          6.2          4.5            4.1
1998        0.8          6.3          7.1            7.9
1999        0.7          5.9          6.6            6.9
2000       -4.0          5.6          1.6            1.3
2001**      0.6          3.1          3.7            4.0
-----------------------------------------------------------

*Lehman 1-5 Year Government Index.

**Six months ended July 31, 2000.
See Financial Highlights table on page 41 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
--------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                          ---------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------------------------------
Short-Term Treasury Fund                 10/28/1991    4.61%     5.46%        0.22%**   5.60%**  5.82%**
Short-Term Federal Fund                  12/31/1987    4.75      5.59         0.35      6.21     6.56
--------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

SHORT-TERM CORPORATE FUND
TOTAL INVESTMENT RETURNS: OCTOBER 29, 1982-JULY 31, 2000
--------------------------------------------------------
           SHORT-TERM CORPORATE FUND       LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
--------------------------------------------------------
1983         0.5%      2.7%      3.2%        4.6%
1984        -1.1      10.6       9.5        10.9
1985         2.3      11.7      14.0        14.1
1986         3.7      10.5      14.2        14.6
1987         2.9       8.7      11.6        11.9
1988        -2.2       7.4       5.2         6.8
1989        -1.9       8.2       6.3         6.5
1990         1.1       9.1      10.2        10.7
1991         1.5       9.0      10.5         9.8
1992         3.6       8.1      11.7        13.4
1993         2.6       6.7       9.3         9.5
1994         0.4       5.7       6.1         7.9
1995        -4.9       5.5       0.6         0.3
1996         5.2       6.8      12.0        13.8
1997        -1.7       6.2       4.5         4.6
1998         1.1       6.4       7.5         8.0
1999        -0.1       6.3       6.2         7.1
2000        -3.4       6.2       2.8         1.5
2001**       0.0       3.4       3.4         3.8
--------------------------------------------------------

 *Lehman 1-5 Year Credit Index.

**Six months ended July 31, 2000.
See Financial Highlights table on page 41 for dividend information for the past five years.

SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1997-JULY 31, 2000
----------------------------------------------------------
            SHORT-TERM CORPORATE FUND
               INSTITUTIONAL SHARES        LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL      TOTAL
YEAR       RETURN    RETURN     RETURN     RETURN
----------------------------------------------------------
1998         0.6%     2.2%       2.8%       3.6%
1999        -0.1      6.4        6.3        7.1
2000        -3.4      6.3        2.9        1.5
2001**       0.0      3.4        3.4        3.8
----------------------------------------------------------

 *Lehman 1-5 Year Credit Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 42 for dividend information since inception.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
---------------------------------------------------------------------------------------------------------
                                          INCEPTION                                   10 YEARS
                                                                             ---------------------------
                                            DATE       1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Short-Term Corporate Fund                10/29/1982    4.79%      5.81%        0.34%     6.58%     6.92%
Short-Term Corporate Fund
    Institutional Shares                  9/30/1997    4.90         --        -1.16**    6.47**    5.31**
---------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

INFLATION-PROTECTED
SECURITIES FUND
TOTAL INVESTMENT RETURNS:
JUNE 29, 2000-JULY 31, 2000
---------------------------------------------------------------
              INFLATION-PROTECTED SECURITIES FUND       LEHMAN*
FISCAL        CAPITAL     INCOME       TOTAL            TOTAL
PERIOD        RETURN      RETURN      RETURN           RETURN
---------------------------------------------------------------
2001**         0.9%       0.0%         0.9%             1.0%
---------------------------------------------------------------

 *Lehman Treasury Inflation Notes Index.

**Since inception.



INTERMEDIATE-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: OCTOBER 28, 1991-JULY 31, 2000
------------------------------------------------------------
              INTERMEDIATE-TERM TREASURY FUND        LEHMAN*
FISCAL        CAPITAL     INCOME        TOTAL        TOTAL
YEAR          RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1992           1.9%        1.7%         3.6%         4.0%
1993           6.1         7.0         13.1         13.2
1994           4.1         6.0         10.1         10.6
1995          -9.6         5.7         -3.9         -4.5
1996          11.7         7.3         19.0         19.6
1997          -4.9         6.2          1.3          1.3
1998           4.1         6.7         10.8         11.7
1999           3.3         6.1          9.4         10.0
2000         -10.1         5.5         -4.6         -5.0
2001**         2.6         3.3          5.9          6.3
------------------------------------------------------------

 *Lehman 5-10 Year Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 43 for dividend information for the past five years.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE INCEPTION
                                              INCEPTION                                        ---------------------------
                                                DATE            1 YEAR         5 YEARS         CAPITAL     INCOME    TOTAL
--------------------------------------------------------------------------------------------------------------------------
Inflation-Protected Securities Fund           6/29/2000           --             --             0.10%       0.00%    0.10%
Intermediate-Term Treasury Fund              10/28/1991         4.38%          5.80%            0.81        6.33     7.14
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



INTERMEDIATE-TERM CORPORATE FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 1, 1993-JULY 31, 2000
------------------------------------------------------------
              INTERMEDIATE-TERM CORPORATE FUND     LEHMAN*
FISCAL        CAPITAL     INCOME       TOTAL       TOTAL
YEAR          RETURN      RETURN       RETURN      RETURN
------------------------------------------------------------
1994           0.4%        1.3%         1.7%         2.4%
1995          -9.7         6.0         -3.7         -4.0
1996          12.1         7.8         19.9         21.1
1997          -4.2         6.5          2.3          2.7
1998           3.3         6.9         10.2         10.4
1999           1.2         6.5          7.7          8.4
2000          -8.9         6.2         -2.7         -3.7
2001**         0.3         3.7          4.0          4.5
------------------------------------------------------------

 *Lehman 5-10 Year Credit Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

GNMA FUND
TOTAL INVESTMENT RETURNS: JUNE 27, 1980-JULY 31, 2000
------------------------------------------------------------
                       GNMA FUND                   LEHMAN*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
YEAR         RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1981         -12.5%        6.2%        -6.3%        -8.8%
1982          -9.5        13.5          4.0          1.7
1983          16.3        15.8         32.1         39.6
1984          -0.1        12.3         12.2         12.0
1985           0.5        13.0         13.5         15.4
1986           7.2        12.4         19.6         22.6
1987           1.9        10.3         12.2         13.6
1988          -4.1         9.4          5.3          6.8
1989          -3.6         9.4          5.8          6.6
1990           2.1         9.9         12.0         12.9
1991           3.2         9.7         12.9         13.2
1992           4.1         8.9         13.0         12.9
1993           2.4         8.0         10.4         10.1
1994          -1.0         6.2          5.2          6.1
1995          -6.5         6.9          0.4         -0.3
1996           7.6         8.0         15.6         15.5
1997          -2.1         7.3          5.2          5.6
1998           2.5         7.4          9.9          9.8
1999           0.0         6.8          6.8          6.7
2000          -7.3         6.4         -0.9          0.3
2001**         2.1         3.5          5.6          5.6
------------------------------------------------------------

 *Lehman GNMA Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                       10 YEARS
                                              INCEPTION                                        -----------------------------
                                                DATE            1 YEAR         5 YEARS         CAPITAL     INCOME    TOTAL
----------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate Fund              11/1/1993         3.38%           5.60%         -1.14%**     6.63%**   5.49%**
GNMA Fund                                     6/27/1980         5.48            6.52           0.36        7.43      7.79
----------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the funds. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

LONG-TERM TREASURY FUND
TOTAL INVESTMENT RETURNS: MAY 19, 1986-JULY 31, 2000
------------------------------------------------------------
                  LONG-TERM TREASURY FUND            LEHMAN*
FISCAL        CAPITAL     INCOME        TOTAL        TOTAL
YEAR          RETURN      RETURN       RETURN       RETURN
------------------------------------------------------------
1987           3.1%        5.5%         8.6%        11.9%
1988          -7.7         8.0          0.3          1.5
1989          -2.2         8.6          6.4          5.1
1990           2.7         8.6         11.3         12.3
1991           2.2         8.8         11.0         11.6
1992           4.1         8.3         12.4         13.4
1993           6.1         8.0         14.1         14.6
1994           8.9         7.2         16.1         16.7
1995         -13.0         6.3         -6.7         -7.5
1996          18.7         8.0         26.7         27.4
1997          -8.2         6.4         -1.8         -1.6
1998           9.7         7.1         16.8         18.3
1999           5.8         6.2         12.0         12.3
2000         -13.7         5.3         -8.4         -8.3
2001**         5.7         3.3          9.0          9.4
------------------------------------------------------------

 *Lehman Long Treasury Index.

**Six months ended July 31, 2000.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.

LONG-TERM CORPORATE FUND
TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JULY 31, 2000
--------------------------------------------------------
             LONG-TERM CORPORATE FUND         LEHMAN*
FISCAL     CAPITAL   INCOME     TOTAL         TOTAL
YEAR       RETURN    RETURN     RETURN        RETURN
--------------------------------------------------------
1981        -3.5%     11.7%      8.2%           3.0%
1982        -4.7      13.2       8.5           -0.8
1983        13.3      15.0      28.3           43.4
1984        -2.0      12.3      10.3            9.9
1985         0.0      13.4      13.4           17.4
1986         7.4      12.9      20.3           25.1
1987         5.6      10.9      16.5           21.1
1988        -7.5       9.3       1.8            3.0
1989        -2.5       9.6       7.1            6.6
1990         1.1       9.6      10.7           11.2
1991         0.3       9.5       9.8           11.2
1992         7.6       9.5      17.1           15.5
1993         6.6       8.5      15.1           13.8
1994         6.5       7.3      13.8           12.6
1995       -11.9       6.8      -5.1           -5.3
1996        15.3       8.3      23.6           23.9
1997        -6.0       6.9       0.9            0.7
1998         7.9       7.6      15.5           15.3
1999         2.9       6.6       9.5           10.3
2000       -13.3       5.9      -7.4           -8.3
2001**       0.7       3.7       4.4            5.4
--------------------------------------------------------

*Lehman Long Corporate AA or Better Index through March 2000; Lehman Long Credit
 A or Better Index thereafter.

**Six months ended July 31, 2000.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
---------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                         -----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
---------------------------------------------------------------------------------------------------------
Long-Term Treasury Fund                   5/19/1986    6.34%     6.97%        2.04%     7.08%     9.12%
Long-Term Corporate Fund                  7/9/1973     1.63      5.86         1.10      7.58      8.68
---------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

HIGH-YIELD CORPORATE FUND
TOTAL INVESTMENT RETURNS: JANUARY 31, 1980-JULY 31, 2000
-------------------------------------------------------
            HIGH-YIELD CORPORATE FUND         LEHMAN*
FISCAL     CAPITAL   INCOME      TOTAL         TOTAL
YEAR       RETURN    RETURN     RETURN        RETURN
-------------------------------------------------------
1981        -8.2%     13.0%      4.8%           4.6%
1982        -7.3      15.3       8.0            3.3
1983        13.7      18.6      32.3           39.7
1984         0.1      14.1      14.2           11.8
1985        -5.0      14.4       9.4           10.0
1986         3.8      14.6      18.4           22.6
1987         6.9      13.2      20.1           20.7
1988        -8.6      11.1       2.5            4.2
1989        -1.1      12.5      11.4           10.8
1990       -13.4      11.6      -1.8           -3.0
1991       -15.3      12.1      -3.2           -5.1
1992        17.4      13.9      31.3           47.3
1993         4.0      10.7      14.7           15.1
1994         7.7       9.8      17.5           16.3
1995       -11.1       8.6      -2.5           -1.8
1996         9.0      10.0      19.0           19.7
1997        -0.3       9.3       9.0           10.5
1998         3.8       9.3      13.1           13.7
1999        -3.0       8.3       5.3            1.6
2000        -7.8       8.0       0.2            0.5
2001**      -2.1       4.5       2.4            0.0
-------------------------------------------------------

 * Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984; Lehman High Yield Index thereafter.

** Six months ended July 31, 2000.

See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000*
----------------------------------------------------------------------------------------------------------
                                                                                      10 YEARS
                                          INCEPTION                         ------------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------------------------
High-Yield Corporate Fund**               12/27/1978   2.04%     7.44%       -0.12%     9.78%     9.66%
----------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

FUND PROFILE
SHORT-TERM TREASURY FUND



This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                            TREASURY        INDEX*
----------------------------------------------------
Number of Issues                  40         5,974
Yield                           6.4%          6.9%
Yield to Maturity               6.6%          7.2%
Average Coupon                  6.0%          6.9%
Average Maturity           2.5 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           2.1 years     4.9 years
Expense Ratio                0.27%**            --
Cash Investments                1.3%            --


 *Lehman Aggregate Bond Index.
**Annualized.

INVESTMENT FOCUS
----------------------------------------------------
AVERAGE MATURITY            SHORT
CREDIT QUALITY              TREASURY/AGENCY

VOLATILITY MEASURES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                            TREASURY        INDEX*
----------------------------------------------------
R-Squared                       0.83          1.00
Beta                            0.54          1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------
Treasury                                    88.6%
Agency                                      11.4
----------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------
Under 1 Year                                 1.0%
1-3 Years                                   72.6
3-5 Years                                   21.8
Over 5 Years                                 4.6
----------------------------------------------------
Total                                      100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM FEDERAL FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                             FEDERAL        INDEX*
----------------------------------------------------
Number of Issues                  46         5,974
Yield                           6.6%          6.9%
Yield to Maturity               7.0%          7.2%
Average Coupon                  6.1%          6.9%
Average Maturity           2.7 years     8.8 years
Average Quality               Agency           Aaa
Average Duration           2.0 years     4.9 years
Expense Ratio                0.29%**            --
Cash Investments                1.8%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------------
AVERAGE MATURITY         SHORT
CREDIT QUALITY           TREASURY/AGENCY


VOLATILITY MEASURES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                             FEDERAL        INDEX*
----------------------------------------------------
R-Squared                       0.86          1.00
Beta                            0.50          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------
Treasury                                     7.8%
Agency                                      92.2
----------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------
Under 1 Year                                 5.8%
1-3 Years                                   55.1
3-5 Years                                   33.3
Over 5 Years                                 5.8
----------------------------------------------------
Total                                      100.0%

FUND PROFILE
SHORT-TERM CORPORATE FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                                 SHORT-TERM        LEHMAN
                                  CORPORATE        INDEX*
------------------------------------------------------------
Number of Issues                       343         5,974
Yield                                  7.5%          6.9%
Yield--Institutional Shares            7.6%          6.9%
Yield to Maturity                      7.8%          7.2%
Average Coupon                         6.9%          6.9%
Average Maturity                  2.5 years     8.8 years
Average Quality                          A1           Aaa
Average Duration                  2.1 years     4.9 years
Expense Ratio                       0.22%**            --
Expense Ratio--
    Institutional Shares            0.13%**            --
Cash Investments                       2.9%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         SHORT
CREDIT QUALITY           INVESTMENT-GRADE
                         CORPORATE


VOLATILITY MEASURES
----------------------------------------------------
                          SHORT-TERM        LEHMAN
                           CORPORATE        INDEX*
----------------------------------------------------
R-Squared                       0.85          1.00
Beta                            0.49          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------------
Treasury/Agency*                             1.8%
Aaa                                         19.5
Aa                                          16.4
A                                           33.8
Baa                                         27.6
Ba                                           0.0
B                                            0.0
Not Rated                                    0.9
----------------------------------------------------
Total                                      100.0%

*Includes government mortgage-backed bonds.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------------
Under 1 Year                                20.1%
1-3 Years                                   45.5
3-5 Years                                   19.6
Over 5 Years                                14.8
----------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
----------------------------------------------------
Asset-Backed                                18.6%
Commercial Mortgage-Backed                   0.0
Finance                                     32.9
Foreign                                     13.5
Government Mortgage-Backed                   0.2
Industrial                                  20.0
Treasury/Agency                              1.6
Utilities                                   12.8
Other                                        0.4
----------------------------------------------------
Total                                      100.0%

FUND PROFILE
INFLATION-PROTECTED SECURITIES FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                 INFLATION-PROTECTED        LEHMAN
                          SECURITIES        INDEX*
----------------------------------------------------
Number of Issues                   4         5,974
Yield                         3.7%**          6.9%
Yield to Maturity             3.9%**          7.2%
Average Coupon                3.9%**          6.9%
Average Maturity          13.4 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           9.5 years     4.9 years
Expense Ratio                 0.24%+            --
Cash Investments                2.3%            --

 *  Lehman Aggregate Bond Index.

** In real terms; not adjusted for projected inflation.

  + Annualized.

INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         SHORT
CREDIT QUALITY           TREASURY/AGENCY

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 0.0%
1-5 Years                                   18.4
5-10 Years                                  52.5
10-20 Years                                  0.0
20-30 Years                                 29.1
Over 30 Years                                0.0
--------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
--------------------------------------------------
Treasury                                   100.0%

FUND PROFILE
INTERMEDIATE-TERM TREASURY FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
Number of Issues                  36         5,974
Yield                           6.3%          6.9%
Yield to Maturity               6.5%          7.2%
Average Coupon                  7.2%          6.9%
Average Maturity           7.6 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           5.3 years     4.9 years
Expense Ratio                0.30%**            --
Cash Investments                2.1%            --

 *Lehman Aggregate Bond Index.

**Annualized.


INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           TREASURY/AGENCY

VOLATILITY MEASURES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
R-Squared                       0.91          1.00
Beta                            1.37          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury                                    92.3%
Agency                                       7.7
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                 0.7%
1-5 Years                                   14.7
5-10 Years                                  78.7
10-20 Years                                  5.9
20-30 Years                                  0.0
Over 30 Years                                0.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
INTERMEDIATE-TERM CORPORATE FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                           CORPORATE        INDEX*
---------------------------------------------------
Number of Issues                 194         5,974
Yield                           8.0%          6.9%
Yield to Maturity               8.0%          7.2%
Average Coupon                  7.3%          6.9%
Average Maturity           7.3 years     8.8 years
Average Quality                   A2           Aaa
Average Duration           5.3 years     4.9 years
Expense Ratio                0.21%**            --
Cash Investments                2.8%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           INVESTMENT-GRADE
                         CORPORATE

VOLATILITY MEASURES
---------------------------------------------------
                   INTERMEDIATE-TERM        LEHMAN
                           CORPORATE        INDEX*
---------------------------------------------------
R-Squared                       0.92          1.00
Beta                            1.24          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury/Agency                              2.9%
Aaa                                          7.4
Aa                                          16.3
A                                           46.8
Baa                                         25.8
Ba                                           0.0
B                                            0.0
Not Rated                                    0.8
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                 1.4%
1-5 Years                                   19.3
5-10 Years                                  75.2
10-20 Years                                  4.1
20-30 Years                                  0.0
Over 30 Years                                0.0
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
---------------------------------------------------
Asset-Backed                                 4.7%
Commercial Mortgage-Backed                   0.0
Finance                                     29.2
Foreign                                     22.1
Government Mortgage-Backed                   0.0
Industrial                                  25.1
Treasury/Agency                              2.9
Utilities                                   16.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
GNMA FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                                            LEHMAN
                                GNMA        INDEX*
---------------------------------------------------
Number of Issues                  24         5,974
Yield                           6.8%          6.9%
Yield to Maturity               7.5%          7.2%
Average Coupon                  7.0%          6.9%
Average Maturity           8.3 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           4.5 years     4.9 years
Expense Ratio                0.25%**            --
Cash Investments                1.6%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           TREASURY/AGENCY

VOLATILITY MEASURES
---------------------------------------------------
                                            LEHMAN
                                GNMA        INDEX*
---------------------------------------------------
R-Squared                       0.78          1.00
Beta                            0.75          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY COUPON
(% OF PORTFOLIO)
---------------------------------------------------
Under 6%                                     0.5%
6%-7%                                       34.7
7%-8%                                       51.1
8%-9%                                       12.1
9%-10%                                       1.6
10% and Over                                 0.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
LONG-TERM TREASURY FUND


This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
---------------------------------------------------
                           LONG-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
Number of Issues                  19         5,974
Yield                           6.1%          6.9%
Yield to Maturity               6.2%          7.2%
Average Coupon                  7.8%          6.9%
Average Maturity          18.3 years     8.8 years
Average Quality             Treasury           Aaa
Average Duration           9.6 years     4.9 years
Expense Ratio                0.32%**            --
Cash Investments                3.5%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
----------------------------------------------
AVERAGE MATURITY         LONG
CREDIT QUALITY           TREASURY/AGENCY

VOLATILITY MEASURES
---------------------------------------------------
                           LONG-TERM        LEHMAN
                            TREASURY        INDEX*
---------------------------------------------------
R-Squared                       0.84          1.00
Beta                            2.00          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury                                    94.4%
Agency                                       5.6
---------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------
Under 1 Year                                 1.2%
1-5 Years                                    0.0
5-10 Years                                  13.9
10-20 Years                                 39.2
20-30 Years                                 45.7
Over 30 Years                                0.0
---------------------------------------------------
Total                                      100.0%

FUND PROFILE
LONG-TERM CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
-----------------------------------------------------
                           LONG-TERM        LEHMAN
                           CORPORATE        INDEX*
-----------------------------------------------------
Number of Issues                 142         5,974
Yield                           7.4%          6.9%
Yield to Maturity               7.6%          7.2%
Average Coupon                  7.1%          6.9%
Average Maturity          19.1 years     8.8 years
Average Quality                  Aa3           Aaa
Average Duration           8.8 years     4.9 years
Expense Ratio                0.31%**            --
Cash Investments                2.9%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         LONG
CREDIT QUALITY           INVESTMENT-GRADE
                         CORPORATE


VOLATILITY MEASURES
-----------------------------------------------------
                           LONG-TERM        LEHMAN
                           CORPORATE        INDEX*
-----------------------------------------------------
R-Squared                       0.85          1.00
Beta                            1.70          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------
Treasury/Agency*                            17.2%
Aaa                                          5.0
Aa                                          20.4
A                                           41.7
Baa                                         15.1
Ba                                           0.6
B                                            0.0
Not Rated                                    0.0
---------------------------------------------------
Total                                      100.0%

*Includes government mortgage-backed bonds.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
--------------------------------------------------
Under 1 Year                                 0.0%
1-5 Years                                    5.6
5-10 Years                                  17.6
10-20 Years                                 19.3
20-30 Years                                 55.5
Over 30 Years                                2.0
--------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
--------------------------------------------------
Asset-Backed                                 0.0%
Commercial Mortgage-Backed                   0.0
Finance                                     23.0
Foreign                                      1.1
Government Mortgage-Backed                   9.7
Industrial                                  47.9
Treasury/Agency                              7.5
Utilities                                   10.8
--------------------------------------------------
Total                                      100.0%

FUND PROFILE
HIGH-YIELD CORPORATE FUND

This Profile provides a snapshot of the fund's characteristics as of July 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 20.

FINANCIAL ATTRIBUTES
----------------------------------------------------
                          HIGH-YIELD        LEHMAN
                           CORPORATE        INDEX*
----------------------------------------------------


Number of Issues                 219         5,974
Yield                           9.9%          6.9%
Yield to Maturity               9.9%          7.2%
Average Coupon                  8.8%          6.9%
Average Maturity           7.0 years     8.8 years
Average Quality                  Ba2           Aaa
Average Duration           4.6 years     4.9 years
Expense Ratio                0.26%**            --
Cash Investments                3.3%            --

 *Lehman Aggregate Bond Index.

**Annualized.

INVESTMENT FOCUS
---------------------------------------------------------
AVERAGE MATURITY         MEDIUM
CREDIT QUALITY           BELOW INVESTMENT-GRADE

VOLATILITY MEASURES
---------------------------------------------------------
                          HIGH-YIELD        LEHMAN
                           CORPORATE        INDEX*
---------------------------------------------------------
R-Squared                       0.09          1.00
Beta                            0.48          1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------------------------
Treasury/Agency                              6.1%
Aaa                                          0.0
Aa                                           0.0
A                                            0.0
Baa                                         11.7
Ba                                          39.4
B                                           42.6
Caa                                          0.2
Not Rated                                    0.0
---------------------------------------------------------
Total                                      100.0%


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------------------------
Under 1 Year                                 1.3%
1-5 Years                                   17.6
5-10 Years                                  77.5
10-20 Years                                  2.2
20-30 Years                                  1.4
Over 30 Years                                0.0
---------------------------------------------------------
Total                                      100.0%

DISTRIBUTION BY ISSUER
(% OF PORTFOLIO)
---------------------------------------------------------
Asset-Backed                                 0.0%
Commercial Mortgage-Backed                   0.0
Finance                                      2.6
Foreign                                      0.0
Government Mortgage-Backed                   0.0
Industrial                                  82.9
Treasury/Agency                              6.1
Utilities                                    8.4
---------------------------------------------------------
Total                                      100.0%

FINANCIAL STATEMENTS
JULY 31, 2000 (UNAUDITED)

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS
This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                         MATURITY            AMOUNT         VALUE*
GNMA FUND                                                           COUPON                   DATE             (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.4%)
-----------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                                   5.50%    3/15/2013-2/15/2014 (1)        66,401         61,820
Government National Mortgage Assn.                                   6.00%   10/15/2023-4/15/2029 (1)     1,509,030      1,392,206
Government National Mortgage Assn.                                   6.50%    7/15/2008-3/15/2029 (1)     3,099,735      2,945,607
Government National Mortgage Assn.                                   7.00%   4/15/2007-12/15/2029 (1)     3,543,926      3,450,546
Government National Mortgage Assn.                                   7.25%   12/15/2026-2/15/2027 (1)         2,809          2,760
Government National Mortgage Assn.                                   7.50%   12/15/2001-7/15/2030 (1)     2,943,110      2,922,881
Government National Mortgage Assn.                                   7.75%              2/15/2027 (1)         6,666          6,666
Government National Mortgage Assn.                                   8.00%     5/15/2001-8/1/2030 (1)     1,276,101      1,290,491
Government National Mortgage Assn.                                   8.25%    8/15/2004-7/15/2008 (1)         2,627          2,668
Government National Mortgage Assn.                                   8.50%    1/20/2005-7/15/2030 (1)       214,231        220,181
Government National Mortgage Assn.                                   9.00%    9/15/2001-2/15/2023 (1)       127,326        132,279
Government National Mortgage Assn.                                   9.25%    5/15/2016-5/15/2018 (1)           913            953
Government National Mortgage Assn.                                   9.50%    3/15/2001-7/15/2022 (1)        60,801         63,424
Government National Mortgage Assn.                                  10.00%    7/20/2014-8/20/2018 (1)         1,202          1,263
Government National Mortgage Assn.                                  11.00%    7/15/2010-2/20/2016 (1)           367            402
Government National Mortgage Assn.                                  11.25%    7/15/2013-2/20/2016 (1)           330            359
Government National Mortgage Assn.                                  11.50%   1/15/2013-11/20/2015 (1)           432            477
Government National Mortgage Assn.                                  12.00%   10/15/2010-1/20/2016 (1)           676            753
Government National Mortgage Assn.                                  12.50%   12/20/2013-7/20/2015 (1)           439            494
Government National Mortgage Assn.                                  13.00%    1/15/2011-1/20/2015 (1)           355            404
Government National Mortgage Assn.                                  13.25%   8/15/2014-10/15/2014 (1)            96            111
Government National Mortgage Assn.                                  13.50%   5/15/2010-12/15/2014 (1)           109            127
Government National Mortgage Assn.                                  14.00%    6/15/2011-9/15/2012 (1)           107            122
Government National Mortgage Assn.                                  15.00%              5/15/2012 (1)            47             55
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION OBLIGATIONS
  (COST $12,813,446)                                                                                                    12,497,049
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                         MATURITY            AMOUNT         VALUE*
                                                                    COUPON                   DATE             (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.1%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $401,958)                                                    6.59%               8/1/2000       $  401,958     $   401,958
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
  (COST $13,215,404)                                                                                                    12,899,007
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                       103,399
Liabilities                                                                                                               (299,090)
                                                                                                                       ------------
                                                                                                                          (195,691)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,281,481,395 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                            $12,703,316
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $9.91
===================================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

-----------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AMOUNT        PER
                                                                                                                 (000)      SHARE
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                           $13,070,189     $10.20
 Undistributed Net Investment Income                                                                                --         --
 Accumulated Net Realized Losses                                                                               (50,476)      (.04)
 Unrealized Depreciation--Note H                                                                              (316,397)      (.25)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                $12,703,316    $  9.91
===================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------------------------------------------------
                                                             SHORT-TERM      SHORT-TERM      SHORT-TERM   INFLATION-PROTECTED
                                                               TREASURY         FEDERAL       CORPORATE            SECURITIES
                                                                   FUND            FUND            FUND                  FUND
                                                             ------------------------------------------           JUNE 5** TO
                                                                   SIX MONTHS ENDED JULY 31, 2000               JULY 31, 2000
                                                             ------------------------------------------------------------------
                                                                  (000)           (000)           (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                   $35,420         $46,035         $248,509                $142
    Security Lending                                               139             114              74                   --
                                                           --------------------------------------------------------------------
       Total Income                                             35,559          46,149         248,583                   142
                                                           --------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B                                71              89             436                    --
    The Vanguard Group--Note C
       Management and Administrative--
           Investor Shares                                       1,350           1,854           6,352                     7
       Management and Administrative--
           Institutional Shares*                                    --              --             204                    --
       Marketing and Distribution--
           Investor Shares                                          99             124             539                    --
       Marketing and Distribution--
           Institutional Shares*                                    --              --              41                    --
    Custodian Fees                                                   9              17              24                    --
    Auditing Fees                                                    3               4               5                    --
    Shareholders' Reports--Investor Shares                          29              38              86                    --
    Shareholders' Reports--Institutional Shares*                    --              --               1                    --
    Trustees' Fees and Expenses                                      1               1               5                    --
                                                           --------------------------------------------------------------------
       Total Expenses                                            1,562           2,127           7,693                     7
       Expenses Paid Indirectly--Note D                             --              --             (13)                   --
                                                           --------------------------------------------------------------------
       Net Expenses                                              1,562           2,127           7,680                     7
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                           33,997          44,022         240,903                   135
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                  (5,115)         (6,194)        (33,759)                   --
    Futures Contracts                                             (108)         (1,730)         (4,541)                   --
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                               (5,223)         (7,924)        (38,300)                   --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)

    Investment Securities                                       14,660          16,736          52,910                   128
    Futures Contracts                                             (150)           (169)        (16,104)                   --
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                              14,510          16,567          36,806                   128
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                  $43,284         $52,665        $239,409                  $263
===============================================================================================================================

  *Only the Short-Term Corporate Fund offers institutional shares.

 **Commencement of operations.

-------------------------------------------------------------------------------------------------------------------------------
                                                     INTERMEDIATE-     INTERMEDIATE-                       LONG-TERM
                                                     TERM TREASURY    TERM CORPORATE            GNMA        TREASURY
                                                              FUND              FUND            FUND            FUND
                                                  -----------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED JULY 31, 2000
                                                  -----------------------------------------------------------------------------
                                                            (000)              (000)           (000)            (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                              $53,330            $57,288         $444,884        $  37,217
                                                        -----------------------------------------------------------------------
    Security Lending                                          535                148              --              125
                                                        -----------------------------------------------------------------------
       Total Income                                        53,865             57,436         444,884           37,342
EXPENSES
    Investment Advisory Fees--Note B                          100                 92             708               71
    The Vanguard Group--Note C
       Management and Administrative--
           Investor Shares                                  2,094              1,361          12,897            1,603
       Management and Administrative--
           Institutional Shares*                               --                 --              --               --
       Marketing and Distribution--
           Investor Shares                                    144                115             959              106
       Marketing and Distribution--
           Institutional Shares*                               --                 --              --               --
    Custodian Fees                                              9                 12             763                8
    Auditing Fees                                               4                  3               7                3
    Shareholders' Reports--Investor Shares                     44                 20             227               36
    Shareholders' Reports--Institutional Shares*               --                 --              --               --
    Trustees' Fees and Expenses                                 1                  1               9                1
                                                        -----------------------------------------------------------------------
       Total Expenses                                       2,396              1,604          15,570            1,828
       Expenses Paid Indirectly--Note D                        --                 --            (162)              --
                                                        -----------------------------------------------------------------------
       Net Expenses                                         2,396              1,604          15,408            1,828
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      51,469             55,832         429,476           35,514
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                             (2,439)           (17,535)        (39,785)          (1,870)
    Futures Contracts                                         (37)                --              --              141
-------------------------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                          (2,476)           (17,535)        (39,785)          (1,729)
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                                  44,020             24,248         289,837           67,907
    Futures Contracts                                         246                 --              --               38
-------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                         44,266             24,248         289,837           67,945
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                             $93,259            $62,545        $679,528         $101,730
===============================================================================================================================

*Only the Short-Term Corporate Fund offers institutional shares.

------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM        HIGH-YIELD
                                                                              CORPORATE         CORPORATE
                                                                                   FUND              FUND
                                                                           ---------------------------------
                                                                            SIX MONTHS ENDED JULY 31, 2000
                                                                           ---------------------------------
                                                                                  (000)           (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                   $131,492        $248,429
    Security Lending                                                                 92             724
                                                                              ------------------------------
       Total Income                                                             131,584         249,153
                                                                              ------------------------------
EXPENSES
    Investment Advisory Fees--Note B                                                493             954
    The Vanguard Group--Note C
       Management and Administrative--Investor Shares                             4,737           5,676
       Management and Administrative--Institutional Shares*                          --              --
       Marketing and Distribution--Investor Shares                                  233             378
       Marketing and Distribution--Institutional Shares*                             --              --
    Custodian Fees                                                                   23              27
    Auditing Fees                                                                     4               5
    Shareholders' Reports--Investor Shares                                           76             105
    Shareholders' Reports--Institutional Shares*                                     --              --
    Trustees' Fees and Expenses                                                       3               4
                                                                              ------------------------------
       Total Expenses                                                             5,569           7,149
       Expenses Paid Indirectly--Note D                                              --             (12)
                                                                              ------------------------------
       Net Expenses                                                               5,569           7,137
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           126,015         242,016
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                   (9,451)        (65,049)
    Futures Contracts                                                                --              --
------------------------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                                (9,451)        (65,049)
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                        34,069         (48,862)
    Futures Contracts                                                                --              --
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 34,069         (48,862)
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $150,633        $128,105
============================================================================================================

*Only the Short-Term Corporate Fund offers institutional shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gains may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.



------------------------------------------------------------------------------------------------------------
                                                      SHORT-TERM                      SHORT-TERM
                                                     TREASURY FUND                   FEDERAL FUND
                                        --------------------------------   ---------------------------------
                                             SIX MONTHS            YEAR     SIX MONTHS             YEAR
                                                  ENDED           ENDED           ENDED           ENDED
                                          JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                  (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                        33,997          64,457          44,022          90,099
    Realized Net Loss                            (5,223)        (13,242)         (7,924)        (11,043)
    Change in Unrealized Appreciation
      (Depreciation)                             14,510         (35,630)         16,567         (56,052)
                                             ---------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations             43,284          15,585          52,665          23,004

DISTRIBUTIONS
    Net Investment Income
       Investor Shares                          (33,997)        (64,457)        (44,022)        (90,099)
       Institutional Shares*                         --              --              --              --
    Realized Capital Gain
       Investor Shares                               --          (2,006)             --              --
       Institutional Shares*                         --              --              --              --
                                             ---------------------------------------------------------------
           Total Distributions                  (33,997)        (66,463)        (44,022)        (90,099)
                                             ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                      181,752         493,555         178,658         500,838
    Issued in Lieu of Cash Distributions         29,897          58,717          37,442          77,158
    Redeemed                                   (237,119)       (522,209)       (261,651)       (676,926)
                                             ---------------------------------------------------------------
       Net Increase (Decrease)--Investor
         Shares                                 (25,470)         30,063         (45,551)        (98,930)
                                             ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL
  SHARES(2)*
    Issued                                           --              --              --              --
    Issued in Lieu of Cash Distributions             --              --              --              --
    Redeemed                                         --              --              --              --
                                             ---------------------------------------------------------------
       Net Increase (Decrease)--Institutional
       Shares                                        --              --              --              --
------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                   (16,183)        (20,815)        (36,908)       (166,025)
------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                       1,176,680       1,197,495       1,478,386       1,644,411
                                             ---------------------------------------------------------------
    End of Period                            $1,160,497      $1,176,680      $1,441,478      $1,478,386
============================================================================================================
(1) Shares Issued (Redeemed)
    Issued                                       18,202          48,673          18,105          49,885
    Issued in Lieu of Cash Distributions          2,994           5,805           3,793           7,709
    Redeemed                                    (23,768)        (51,627)        (26,513)        (67,718)
                                             ---------------------------------------------------------------
       Net Increase (Decrease) in Shares
        Outstanding                              (2,572)          2,851          (4,615)        (10,124)
============================================================================================================
(2) Shares Issued (Redeemed)
    Issued                                           --              --              --              --
    Issued in Lieu of Cash Distributions             --              --              --              --
    Redeemed                                         --              --              --              --
                                             ---------------------------------------------------------------
       Net Increase (Decrease) in Shares
        Outstanding                                  --              --              --              --
============================================================================================================


*Only the Short-Term Corporate Fund offers institutional shares.


                                                                 SHORT-TERM                      INFLATION-PROTECTED
                                                               CORPORATE FUND                      SECURITIES FUND
                                                        -------------------------------------    --------------------
                                                        SIX MONTHS ENDED           YEAR ENDED         JUNE 5** TO
                                                           JULY 31, 2000        JAN. 31, 2000       JULY 31, 2000
                                                                   (000)                (000)               (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                   $   240,903        $   408,690           $     135
    Realized Net Loss                                           (38,300)           (17,320)                 --
    Change in Unrealized Appreciation (Depreciation)             36,806           (204,552)                128
                                                        -------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                            239,409            186,818                 263
                                                        -------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                         (226,579)          (380,725)                 --
       Institutional Shares*                                    (14,324)           (27,965)                 --
    Realized Capital Gain
       Investor Shares                                               --                 --                  --
       Institutional Shares*                                         --                 --                  --
                                                        -------------------------------------------------------------
           Total Distributions                                 (240,903)          (408,690)                 --
                                                        -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                      946,940          3,115,955              46,083
    Issued in Lieu of Cash Distributions                        196,206            327,828                  --
    Redeemed                                                   (928,935)        (2,035,862)               (509)
                                                        -------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares                 214,211          1,407,921              45,574
                                                        -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
    Issued                                                       35,843            154,440                  --
    Issued in Lieu of Cash Distributions                         13,536             24,323                  --
    Redeemed                                                    (77,336)          (149,708)                 --
                                                        -------------------------------------------------------------
       Net Increase (Decrease)--Institutional Shares            (27,957)            29,055                  --
---------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                   184,760          1,215,104              45,837
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                       7,165,026          5,949,922                  --
                                                        -------------------------------------------------------------
    End of Period                                            $7,349,786         $7,165,026             $45,837
=====================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                       90,488            292,972               4,582
    Issued in Lieu of Cash Distributions                         18,765             30,867                  --
    Redeemed                                                    (88,766)          (191,362)                (51)
                                                        -------------------------------------------------------------
       Net Increase (Decrease) in Shares Outstanding             20,487            132,477               4,531
=====================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                        3,419             14,448                  --
    Issued in Lieu of Cash Distributions                          1,294              2,290                  --
    Redeemed                                                     (7,387)           (14,133)                 --
                                                        -------------------------------------------------------------
       Net Increase (Decrease) in Shares Outstanding             (2,674)             2,605                  --
=====================================================================================================================


 * Only the Short-Term Corporate Fund offers institutional shares.

** Commencement of operations.



                                                                 INTERMEDIATE-TERM               INTERMEDIATE-TERM
                                                                   TREASURY FUND                   CORPORATE FUND
                                                           --------------------------      -----------------------------
                                                           SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                ENDED           ENDED           ENDED           ENDED
                                                        JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                                (000)           (000)           (000)           (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                               $      51,469   $     106,734   $      55,832   $      90,558
    Realized Net Loss                                          (2,476)        (40,368)        (17,535)        (23,536)
    Change in Unrealized Appreciation (Depreciation)           44,266        (150,680)         24,248        (102,228)
                                                        ----------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                           93,259         (84,314)         62,545         (35,206)
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                        (51,469)       (106,734)        (55,832)        (90,558)
       Institutional Shares*                                       --              --              --              --
    Realized Capital Gain
       Investor Shares                                             --              --              --          (6,097)
       Institutional Shares*                                       --              --              --              --
                                                        ----------------------------------------------------------------
           Total Distributions                                (51,469)       (106,734)        (55,832)        (96,655)
                                                        ----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                    188,866         589,034         310,133         686,374
    Issued in Lieu of Cash Distributions                       39,691          83,033          43,892          77,875
    Redeemed                                                 (296,103)       (704,496)       (186,065)       (391,479)
                                                        ----------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares               (67,546)        (32,429)        167,960         372,770
                                                        ----------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*

    Issued                                                         --              --              --              --
    Issued in Lieu of Cash Distributions                           --              --              --              --
    Redeemed                                                       --              --              --              --
------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease)--Institutional Shares               --              --              --              --
------------------------------------------------------------------------------------------------------------------------

    Total Increase (Decrease)                                 (25,756)       (223,477)        174,673         240,909
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                     1,652,427       1,875,904       1,475,001       1,234,092
                                                        ----------------------------------------------------------------
    End of Period                                          $1,626,671      $1,652,427      $1,649,674      $1,475,001
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                     18,596          55,941          34,061          72,380
    Issued in Lieu of Cash Distributions                        3,895           7,963           4,820           8,252
    Redeemed                                                  (29,157)        (67,380)        (20,402)        (41,610)
                                                        ----------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                  (6,666)         (3,476)         18,479          39,022
========================================================================================================================

(2)Shares Issued (Redeemed)
    Issued                                                         --              --              --              --
    Issued in Lieu of Cash Distributions                           --              --              --              --
    Redeemed                                                       --              --              --              --
                                                        ----------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                      --              --              --              --
========================================================================================================================


*Only the Short-Term Corporate Fund offers institutional shares.



                                                                                                          LONG-TERM
                                                                           GNMA FUND                    TREASURY FUND
                                                                ----------------------------    -----------------------------
                                                                SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                     ENDED           ENDED           ENDED           ENDED
                                                             JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                                     (000)           (000)           (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                     $    429,476    $    815,386    $     35,514    $     79,156
    Realized Net Loss                                              (39,785)        (10,888)         (1,729)        (14,911)
    Change in Unrealized Appreciation (Depreciation)               289,837        (903,452)         67,945        (186,917)
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                               679,528         (98,954)        101,730        (122,672)
                                                                -------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                            (429,476)       (815,386)        (35,514)        (79,156)
       Institutional Shares*                                            --              --              --              --
    Realized Capital Gain
       Investor Shares                                                  --              --              --         (15,831)
       Institutional Shares*                                            --              --              --              --
                                                                -------------------------------------------------------------
           Total Distributions                                    (429,476)       (815,386)        (35,514)        (94,987)
                                                                -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                       1,248,077       4,252,898         127,576         481,535
    Issued in Lieu of Cash Distributions                           323,973         618,474          28,655          78,170
    Redeemed                                                    (1,346,345)     (3,083,447)       (218,531)       (614,225)
                                                                -------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares                    225,705       1,787,925         (62,300)        (54,520)
                                                                -------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
       Net Increase (Decrease)--Institutional Shares                    --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease)                                   475,757         873,585           3,916        (272,179)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                         12,227,559      11,353,974       1,178,080       1,450,259
                                                                -------------------------------------------------------------
    End of Period                                              $12,703,316     $12,227,559      $1,181,996      $1,178,080
=============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                         126,823         419,825          12,638          46,580
    Issued in Lieu of Cash Distributions                            32,858          61,578           2,825           7,639
    Redeemed                                                      (136,983)       (307,505)        (21,698)        (60,257)
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                       22,698         173,898          (6,235)         (6,038)
=============================================================================================================================

(2)Shares Issued (Redeemed)
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
                                                                -------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                           --              --              --              --
=============================================================================================================================


*Only the Short-Term Corporate Fund offers institutional shares.


                                                                             LONG-TERM                    HIGH-YIELD
                                                                          CORPORATE FUND                CORPORATE FUND
                                                                ---------------------------     -------------------------------
                                                                SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                                                     ENDED           ENDED           ENDED           ENDED
                                                             JULY 31, 2000   JAN. 31, 2000   JULY 31, 2000   JAN. 31, 2000
                                                                     (000)           (000)           (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                          126,015         259,173         242,016         477,653
    Realized Net Loss                                               (9,451)         (5,745)        (65,049)       (129,511)
    Change in Unrealized Appreciation (Depreciation)                34,069        (564,573)        (48,862)       (338,694)
                                                                ---------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
           Resulting from Operations                               150,633        (311,145)        128,105           9,448
                                                                ---------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
       Investor Shares                                            (126,015)       (259,173)       (242,016)       (477,653)
       Institutional Shares*                                            --              --              --              --
    Realized Capital Gain
       Investor Shares                                                  --         (25,075)             --              --
       Institutional Shares*                                            --                              --
                                                                ---------------------------------------------------------------
           Total Distributions                                    (126,015)       (284,248)       (242,016)       (477,653)
                                                                ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                         243,381         670,244         571,367       1,473,307
    Issued in Lieu of Cash Distributions                           104,208         237,321         159,440         325,084
    Redeemed**                                                    (457,944)       (862,409)       (658,370)     (1,308,221)
                                                                ---------------------------------------------------------------
       Net Increase (Decrease)--Investor Shares                   (110,355)         45,156          72,437         490,170
                                                                ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
                                                                ---------------------------------------------------------------
       Net Increase (Decrease)--Institutional Shares                    --              --              --              --
-------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                      (85,737)       (550,237)        (41,474)         21,965
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                          3,681,465       4,231,702       5,570,808       5,548,843
                                                                ---------------------------------------------------------------
    End of Period                                               $3,595,728      $3,681,465      $5,529,334      $5,570,808
===============================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                          30,144          78,102          79,893         193,710
    Issued in Lieu of Cash Distributions                            12,927          27,955          22,415          43,198
    Redeemed                                                       (56,679)       (101,837)        (92,125)       (174,292)
                                                                ---------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                      (13,608)          4,220          10,183          62,616
===============================================================================================================================

(2)Shares Issued (Redeemed)
    Issued                                                              --              --              --              --
    Issued in Lieu of Cash Distributions                                --              --              --              --
    Redeemed                                                            --              --              --              --
                                                                ---------------------------------------------------------------
       Net Increase (Decrease) in
           Shares Outstanding                                           --              --              --              --
===============================================================================================================================


 *Only the Short-Term Corporate Fund offers institutional shares.

**The High-Yield Corporate Fund redemptions are net of redemption fees of $601,000 and $1,651,000.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHORT-TERM TREASURY FUND
FOR A SHARE OUTSTANDING                                SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                             ---------------------------------------------------
THROUGHOUT EACH PERIOD                                   JULY 31, 2000        2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  9.94    $  10.37   $  10.27   $  10.16    $ 10.36    $  9.89
================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                         .295        .534       .545       .590       .586       .625
    Net Realized and Unrealized Gain (Loss)
       on Investments                                             .090       (.413)      .122       .110      (.200)      .470
                                                       -------------------------------------------------------------------------
       Total from Investment Operations                           .385        .121       .667       .700       .386      1.095
                                                       -------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.295)      (.534)     (.545)     (.590)     (.586)     (.625)
    Distributions from Realized Capital Gains                       --       (.017)     (.022)       --         --         --
                                                       -------------------------------------------------------------------------
       Total Distributions                                       (.295)      (.551)     (.567)     (.590)     (.586)     (.625)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $ 10.03    $   9.94   $  10.37   $  10.27    $ 10.16    $ 10.36
================================================================================================================================

TOTAL RETURN                                                     3.93%       1.20%      6.66%      7.11%      3.89%     11.37%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                       $ 1,160     $ 1,177    $ 1,197    $ 1,009     $  970     $  919
    Ratio of Total Expenses to
       Average Net Assets                                       0.27%*       0.27%      0.27%      0.27%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                       5.90%*       5.27%      5.27%      5.80%      5.77%      6.14%
    Portfolio Turnover Rate                                      214%*        124%       132%        83%        86%        93%
================================================================================================================================


*Annualized.


                                                                                   SHORT-TERM FEDERAL FUND
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                         --------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000        2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 9.85    $  10.26     $10.19     $10.11     $10.28    $  9.79
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .298        .567       .581       .611       .615       .601
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       .060       (.410)      .070       .080      (.170)      .490
                                                        -------------------------------------------------------------------
       Total from Investment Operations                     .358        .157       .651       .691       .445      1.091
                                                        -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.298)      (.567)     (.581)     (.611)     (.615)     (.601)
    Distributions from Realized Capital Gains                --          --         --          --        --         --
                                                        -------------------------------------------------------------------
       Total Distributions                                 (.298)      (.567)      (.581)     (.611)     (.615)     (.601)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 9.91    $   9.85      $10.26     $10.19     $10.11     $10.28
===========================================================================================================================



TOTAL RETURN                                               3.68%       1.59%       6.57%      7.06%      4.51%     11.43%
===========================================================================================================================


RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $1,441    $  1,478      $1,644     $1,460     $1,348     $1,402
    Ratio of Total Expenses to
       Average Net Assets                                 0.29%*       0.27%       0.27%      0.27%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                 6.05%*       5.64%       5.68%      6.04%      6.09%      5.93%
    Portfolio Turnover Rate                                171%*         93%        107%        94%        57%        74%
---------------------------------------------------------------------------------------------------------------------------


*Annualized.


                                                                            SHORT-TERM CORPORATE FUND INVESTOR SHARES
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                   YEAR ENDED JANUARY 31,
                                                                     --------------------------------------------------------------
THROUGHOUT EACH PERIOD                            JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.49      $10.86     $10.87     $10.75    $10.94      $10.40
===================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                  .350        .660       .660       .664      .663        .671
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       --        (.370)     (.010)      .120     (.190)       .540
                                                  ---------------------------------------------------------------------------------
       Total from Investment Operations                    .350        .290       .650       .784       .473      1.211
                                                  ---------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                  (.350)      (.660)     (.660)     (.664)     (.663)     (.671)
    Distributions from Realized Capital Gains               --          --         --         --         --         --
                                                  ---------------------------------------------------------------------------------
       Total Distributions                                (.350)      (.660)     (.660)     (.664)     (.663)     (.671)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $10.49      $10.49     $10.86     $10.87     $10.75     $10.94
===================================================================================================================================

TOTAL RETURN                                              3.40%       2.77%      6.16%      7.53%      4.52%     11.95%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $6,944      $6,731     $5,529     $4,709     $4,531     $3,873
    Ratio of Total Expenses to
       Average Net Assets                                0.22%*       0.25%      0.27%      0.28%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                6.72%*       6.21%      6.08%      6.17%      6.18%      6.23%
    Portfolio Turnover Rate                                53%*         52%        46%        45%        45%        62%
==================================================================================================================================


*Annualized.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
FOR A SHARE OUTSTANDING                                         SIX MONTHS ENDED        YEAR ENDED JANUARY 31,     SEP. 30, 1997* TO
                                                                                        ---------------------
THROUGHOUT EACH PERIOD                                            JULY 31, 2000           2000          1999           JAN. 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.49         $10.86        $10.87           $10.80
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                  .355           .673          .673             .229
    Net Realized and Unrealized Gain (Loss)
    on Investments                                                          --           (.370)        (.010)            .070
                                                                        ------------------------------------------------------------
       Total from Investment Operations                                    .355           .303          .663             .299
                                                                        ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                  (.355)         (.673)        (.673)           (.229
    Distributions from Realized Capital Gains                               --             --            --                --
                                                                        ------------------------------------------------------------
       Total Distributions                                                (.355)         (.673)        (.673)           (.229
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $10.49         $10.49        $10.86           $10.87
====================================================================================================================================


TOTAL RETURN                                                              3.44%          2.89%         6.28%            2.79%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                   $406           $434          $421            $263
    Ratio of Total Expenses to Average Net Assets                       0.13%**          0.13%         0.15%         0.15%**
    Ratio of Net Investment Income to Average Net Assets                6.81%**          6.31%         6.19%         6.28%**
    Portfolio Turnover Rate                                               53%**            52%           46%             45%
====================================================================================================================================


  *Inception.

**Annualized.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               INFLATION-PROTECTED SECURITIES FUND
                                                                                                                  JUN. 5, 2000* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                        JUL. 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                        $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                                      .06
    Net Realized and Unrealized Gain (Loss) on Investments                                                                     .06
                                                                                                                            --------
       Total from Investment Operations                                                                                        .12
                                                                                                                            --------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                                        --
    Distributions from Realized Capital Gains                                                                                   --
                                                                                                                            --------
       Total Distributions                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                              $10.12
====================================================================================================================================


TOTAL RETURN                                                                                                                 0.90%
====================================================================================================================================


RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                                       $46
    Ratio of Total Expenses to Average Net Assets                                                                          0.24%**
    Ratio of Net Investment Income to Average Net Assets                                                                   4.49%**
    Portfolio Turnover Rate                                                                                                     0%
====================================================================================================================================


 *Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.

**Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                            INTERMEDIATE-TERM TREASURY FUND
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                 YEAR ENDED JANUARY 31,
                                                                       ------------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.03      $11.16     $10.80     $10.37     $10.90    $  9.76
===================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                   .322        .625       .630       .647       .649       .662
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       .260      (1.130)      .360       .430      (.530)     1.140
                                                         --------------------------------------------------------------------------
       Total from Investment Operations                     .582      (.505)       .990      1.077       .119      1.802
                                                         --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.322)      (.625)     (.630)     (.647)     (.649)     (.662)
    Distributions from Realized Capital Gains                 --          --         --         --         --         --
                                                         --------------------------------------------------------------------------
       Total Distributions                                 (.322)      (.625)     (.630)     (.647)     (.649)     (.662)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.29      $10.03     $11.16     $10.80     $10.37     $10.90
===================================================================================================================================

TOTAL RETURN                                               5.88%      -4.59%      9.44%     10.78%      1.28%     18.96%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                  $1,627      $1,652     $1,876     $1,595     $1,279     $1,226
    Ratio of Total Expenses to
       Average Net Assets                                 0.30%*       0.27%      0.27%      0.27%      0.25%      0.28%
    Ratio of Net Investment Income to
       Average Net Assets                                 6.36%*       5.96%      5.76%      6.19%      6.26%      6.34%
    Portfolio Turnover Rate                                 62%*         66%        63%        30%        42%        56%
===================================================================================================================================


*Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    INTERMEDIATE-TERM CORPORATE FUND
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED                  YEAR ENDED JANUARY 31,
                                                                             ------------------------------------------------------
THROUGHOUT EACH PERIOD                                    JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $9.13      $10.07     $10.03    $  9.72     $10.17    $  9.07
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                          .329        .623       .627       .638       .639       .658
    Net Realized and Unrealized Gain (Loss)
       on Investments                                              .030       (.894)      .122       .321      (.430)     1.100
                                                                -------------------------------------------------------------------
       Total from Investment Operations                            .359       (.271)      .749       .959       .209      1.758
                                                                -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                          (.329)      (.623)     (.627)     (.638)     (.639)     (.658)
    Distributions from Realized Capital Gains                       --        (.046)     (.082)     (.011)     (.020)       --
                                                                -------------------------------------------------------------------
       Total Distributions                                        (.329)      (.669)     (.709)     (.649)     (.659)     (.658)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $9.16     $  9.13     $10.07     $10.03    $  9.72     $10.17
===================================================================================================================================


TOTAL RETURN                                                      4.00%      -2.70%      7.73%     10.24%      2.29%     19.94%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                         $1,650      $1,475     $1,234       $899       $592       $424
    Ratio of Total Expenses to
       Average Net Assets                                        0.21%*       0.25%      0.27%      0.26%      0.25%      0.28%
    Ratio of Net Investment Income to
       Average Net Assets                                        7.24%*       6.60%      6.25%      6.51%      6.61%      6.70%
    Portfolio Turnover Rate                                        76%*         67%        71%        69%        85%        78%
===================================================================================================================================


*Annualized.


                                                                                          GNMA FUND
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED                     YEAR ENDED JANUARY 31,
                                                                  -------------------------------------------------------
THROUGHOUT EACH PERIOD                             JULY 31, 2000       2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.71     $10.47     $10.48     $10.23     $10.45    $  9.71
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .341       .669       .687       .718       .727       .734
    Net Realized and Unrealized Gain (Loss)
       on Investments                                       .200      (.760)      .002       .253      (.220)      .740
                                                          ---------------------------------------------------------------
       Total from Investment Operations                     .541      (.091)      .689       .971       .507      1.474
                                                          ---------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.341)     (.669)     (.687)     (.718)     (.727)     (.734)
    Distributions from Realized Capital Gains                --          --      (.012)     (.003)       --         --
                                                          ---------------------------------------------------------------
       Total Distributions                                 (.341)     (.669)     (.699)     (.721)     (.727)     (.734)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $9.91    $  9.71     $10.47     $10.48     $10.23     $10.45
=========================================================================================================================


TOTAL RETURN                                               5.65%     -0.89%      6.79%      9.86%      5.15%     15.64%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                 $12,703    $12,228    $11,354     $8,894     $7,400     $6,998
    Ratio of Total Expenses to
       Average Net Assets                                 0.25%*      0.27%      0.30%      0.31%      0.27%      0.29%
    Ratio of Net Investment Income to
       Average Net Assets                                 6.95%*      6.63%      6.56%      6.97%      7.16%      7.22%
    Portfolio Turnover Rate                                 15%*         5%         7%         3%        12%         7%
=========================================================================================================================


*Annualized.




--------------------------------------------------------------------------------------------------------------------------
                                                                                     LONG-TERM TREASURY FUND
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                      ----------------------------------------------------
THROUGHOUT EACH PERIOD                               JULY 31, 2000       2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $  9.74     $11.42     $10.79    $  9.84     $10.73    $  9.23
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                     .309       .611       .629       .643       .655       .669
    Net Realized and Unrealized Gain (Loss)
       on Investments                                         .560     (1.560)      .630       .950      (.877)     1.725
                                                          ----------------------------------------------------------------
       Total from Investment Operations                       .869      (.949)     1.259      1.593      (.222)     2.394
                                                          ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                     (.309)     (.611)     (.629)     (.643)     (.655)     (.669)
    Distributions from Realized Capital Gains                  --       (.120)       --         --       (.013)     (.225)
                                                          ----------------------------------------------------------------
       Total Distributions                                   (.309)     (.731)     (.629)     (.643)     (.668)     (.894)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.30    $  9.74     $11.42     $10.79    $  9.84     $10.73
==========================================================================================================================


TOTAL RETURN                                                 9.01%     -8.41%     12.02%     16.85%     -1.85%     26.72%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                    $1,182     $1,178     $1,450     $1,061       $898       $916
    Ratio of Total Expenses to
       Average Net Assets                                   0.32%*      0.28%      0.27%      0.27%      0.25%      0.27%
    Ratio of Net Investment Income to
       Average Net Assets                                   6.14%*      5.98%      5.69%      6.38%      6.66%      6.57%
    Portfolio Turnover Rate                                   72%*        43%        22%        18%        31%       105%
==========================================================================================================================


*Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        LONG-TERM CORPORATE FUND
FOR A SHARE OUTSTANDING                               SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                           --------------------------------------------------------
THROUGHOUT EACH PERIOD                                   JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $8.08       $9.38      $9.32      $8.71      $9.43      $8.18
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .285        .561       .582       .613       .619       .627
    Net Realized and Unrealized Gain (Loss)
       on Investments                                             .060      (1.245)      .266       .685      (.566)     1.250
                                                             ----------------------------------------------------------------------
       Total from Investment Operations                           .345       (.684)      .848      1.298       .053      1.877
                                                             ----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.285)      (.561)     (.582)     (.613)     (.619)     (.627)
    Distributions from Realized Capital Gains                       --       (.055)     (.206)     (.075)     (.154)        --
                                                             ----------------------------------------------------------------------
       Total Distributions                                       (.285)      (.616)     (.788)     (.688)     (.773)     (.627)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $8.14       $8.08      $9.38      $9.32      $8.71      $9.43
===================================================================================================================================


  TOTAL RETURN                                                   4.36%      -7.40%      9.52%     15.52%      0.86%     23.64%
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $3,596      $3,681     $4,232     $3,720     $3,324     $3,376
    Ratio of Total Expenses to
       Average Net Assets                                       0.31%*       0.30%      0.30%      0.32%      0.28%      0.31%
    Ratio of Net Investment Income to
       Average Net Assets                                       7.10%*       6.59%      6.26%      6.87%      7.06%      7.03%
    Portfolio Turnover Rate                                        3%*          7%        43%        33%        30%        49%
===================================================================================================================================


*Annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          HIGH-YIELD CORPORATE FUND
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED                    YEAR ENDED JANUARY 31,
                                                                             ------------------------------------------------------
THROUGHOUT EACH PERIOD                                     JULY 31, 2000        2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $7.28       $7.90      $8.17      $7.87      $7.89      $7.24
===================================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                                           .317        .631       .659       .688       .688       .678
    Net Realized and Unrealized Gain (Loss)
       on Investments                                              (.150)      (.620)     (.245)      .300      (.020)      .650
                                                  ---------------------------------------------------------------------------------
       Total from Investment Operations                             .167        .011       .414       .988       .668      1.328
                                                  ---------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.317)      (.631)     (.659)     (.688)     (.688)     (.678)
    Distributions from Realized Capital Gains                        --           --      (.025)        --         --         --
                                                  ---------------------------------------------------------------------------------
       Total Distributions                                         (.317)      (.631)     (.684)     (.688)     (.688)     (.678)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $7.13       $7.28      $7.90      $8.17      $7.87      $7.89
===================================================================================================================================

TOTAL RETURN*                                                      2.39%       0.17%      5.34%     13.14%      9.01%     19.01%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                          $5,529      $5,571     $5,549     $4,747     $3,674     $3,007
    Ratio of Total Expenses to
       Average Net Assets                                        0.26%**       0.28%      0.29%      0.28%      0.29%      0.34%
    Ratio of Net Investment Income to
       Average Net Assets                                        8.92%**       8.34%      8.26%      8.63%      8.92%      8.85%
    Portfolio Turnover Rate                                        18%**         20%        31%        45%        23%        38%
===================================================================================================================================


*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

   1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

   2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   5. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except Vanguard Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from Vanguard Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Fees assessed on redemptions of Vanguard High-Yield Corporate Fund capital shares are credited to paid in capital.

B. The Vanguard Group furnishes investment advisory services to the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate,
Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.

    Wellington Management Company, LLP, provides investment advisory services to the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2000, the investment advisory fees of the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------------------------------------------------
                                            CAPITAL
                                          CONTRIBUTION        PERCENTAGE OF      PERCENTAGE OF
                                           TO VANGUARD          FUND NET          VANGUARD'S
           BOND FUND                          (000)              ASSETS         CAPITALIZATION
-------------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury              $   220              0.02%               0.2%
           Short-Term Federal                   276              0.02                0.3
           Short-Term Corporate               1,308              0.02                1.3
           Inflation-Protected Securities         4              0.02                --
           Intermediate-Term Treasury           310              0.02                0.3
           Intermediate-Term Corporate          308              0.02                0.3
           GNMA                               2,399              0.02                2.4
           Long-Term Treasury                   221              0.02                0.2
           Long-Term Corporate                  683              0.02                0.7
           High-Yield Corporate               1,039              0.02                1.0
-------------------------------------------------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended July 31, 2000, custodian fee offset arrangements reduced expenses by:

----------------------------------------------------------------------------------------------------------------------
                                                                              EXPENSE REDUCTION
                                                                                    (000)
                                                                              ----------------------------------------
                                                                                  CUSTODIAN
           BOND FUND                                                                FEES
----------------------------------------------------------------------------------------------------------------------
           Short-Term Corporate                                                    $  13
           GNMA                                                                      162
           High-Yield Corporate                                                       12
----------------------------------------------------------------------------------------------------------------------

E. The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the six months ended July 31, 2000, class-specific expenses represented an annual rate of 0.16% and 0.07% of average net assets of the Investor Shares and Institutional Shares, respectively. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

F. During the six months ended July 31, 2000, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

----------------------------------------------------------------------------------------------------------------------
                                                                            (000)
                                                             ---------------------------------------------------------
           BOND FUND                                           PURCHASES              SALES
----------------------------------------------------------------------------------------------------------------------
           Short-Term Corporate                              $1,747,241           $1,703,354
           Intermediate-Term Corporate                          577,599              416,278
           Long-Term Corporate                                   49,938              111,413
           High-Yield Corporate                                 495,880              421,599
----------------------------------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:

----------------------------------------------------------------------------------------------------------------------
                                                                            (000)
                                                            ----------------------------------------------------------
           BOND FUND                                           PURCHASES              SALES
----------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury                               $1,216,537           $1,230,091
           Short-Term Federal                                 1,240,187            1,210,699
           Short-Term Corporate                                 213,983              134,203
           Inflation-Protected Securities                        44,615                   --
           Intermediate-Term Treasury                           487,899              534,194
           Intermediate-Term Corporate                          147,524              161,417
           GNMA                                               1,724,848              926,840
           Long-Term Treasury                                   404,433              460,407
           Long-Term Corporate                                       --                   --
           High-Yield Corporate                                      --               49,313
--------------------------------------------------------------------------------------------------------------------------

G. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The following fund had realized losses through January 31, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note H).

--------------------------------------------------------------------------------------------------------------------------
                                                                                DEFERRED LOSSES
           BOND FUND                                                                 (000)
--------------------------------------------------------------------------------------------------------------------------
           Long-Term Treasury                                                       $2,904
--------------------------------------------------------------------------------------------------------------------------

      At January 31, 2000, the funds had the following capital losses available to offset future net capital gains:

----------------------------------------------------------------------------------------------------------------------------
                                                                           CAPITAL LOSS
                                                                -----------------------------------
                                                                                 EXPIRATION
                                                                     AMOUNT    FISCAL YEAR(s)
           BOND FUND                                                  (000)  ENDING JANUARY 31,
----------------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury                                     $  11,131      2008-2009
           Short-Term Federal                                         30,537      2003-2009
           Short-Term Corporate                                       25,699      2003-2009
           Intermediate-Term Treasury                                 48,269      2003-2009
           Intermediate-Term Corporate                                24,529      2008-2009
           GNMA                                                       10,888      2008-2009
           Long-Term Treasury                                         15,516      2008-2009
           Long-Term Corporate                                         5,745      2008-2009
           High-Yield Corporate                                      175,011      2008-2009
----------------------------------------------------------------------------------------------------------------------------

H. At July 31, 2000, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

----------------------------------------------------------------------------------------------------------------------------
                                                                        (000)
                                       ------------------------------------------------------------
                                                                              NET UNREALIZED
                                           APPRECIATED        DEPRECIATED      APPRECIATION
           BOND FUND                       SECURITIES         SECURITIES      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
           Short-Term Treasury             $  1,916          $  (10,592)      $    (8,676)
           Short-Term Federal                 1,341             (22,250)          (20,909)
           Short-Term Corporate              18,382            (127,841)         (109,459)
           Inflation-Protected Securities       128                   --               128
           Intermediate-Term Treasury        15,008             (21,758)           (6,750)
           Intermediate-Term Corporate        7,109             (58,807)          (51,698)
           GNMA                              60,219            (376,616)         (316,397)
           Long-Term Treasury*               63,556             (14,568)            48,988
           Long-Term Corporate               37,338            (262,353)         (225,015)
           High-Yield Corporate              27,651            (375,155)         (347,504)
----------------------------------------------------------------------------------------------------------------------------

           *See Note G.

      At July 31, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation (depreciation) were:


--------------------------------------------------------------------------------------------------
                                                                         (000)
                                                            --------------------------------------
                                           NUMBER OF          AGGREGATE        UNREALIZED
                                          LONG (SHORT)        SETTLEMENT       APPRECIATION
           BOND FUND/FUTURES CONTRACTS      CONTRACTS            VALUE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------
           Short-Term Treasury/
             5-Year Treasury Note             (80)           $    7,936             (150)
           Short-Term Federal/
             5-Year Treasury Note             (702)              69,641             (169)
           Short-Term Corporate/
             2-Year Treasury Note             (723)             143,662             (799)
             5-Year Treasury Note            (1,472)            146,027           (1,553)
             U.S. Treasury Note              (1,830)            180,970           (2,189)
--------------------------------------------------------------------------------------------------

I. The market values of securities on loan to broker/dealers at July 31, 2000, and collateral received with respect to such loans, were:

--------------------------------------------------------------------------------------------------
                                                                 (000)
                                          ---------------------------------------------------------
                                                                    COLLATERAL RECEIVED
                                                               ------------------------------------
                                          MARKET VALUE                             U.S.
                                            OF LOANED                            TREASURY
           BOND FUND                       SECURITIES            CASH           SECURITIES
----------------------------------------------------------------------------------------------------
           Short-Term Treasury             $128,230           $  79,663          $50,897
           Short-Term Federal               106,350              72,756           35,963
           Short-Term Corporate              53,761              39,173           15,671
           Intermediate-Term Treasury       446,815             402,340           53,603
           Intermediate-Term Corporate       48,952              33,094           16,908
           Long-Term Treasury                39,063              39,814               --
           Long-Term Corporate              240,327             183,848           61,600
           High-Yield Corporate             252,130             234,196           26,544
----------------------------------------------------------------------------------------------------


Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------------------------------------------------------------------------------------------
500 Index Fund                          Growth Index Fund*                            Strategic Equity Fund
Calvert Social Index(TM) Fund*          Health Care Fund                              Tax-Managed Capital
Capital Opportunity Fund                Institutional Developed Markets                 Appreciation Fund*
Convertible Securities Fund             Index Fund                                    Tax-Managed Growth and
Developed Markets Index Fund            Institutional Index Fund*                       Income Fund*
Emerging Markets Stock                  International Growth Fund                     Tax-Managed International Fund*
  Index Fund*                           International Value Fund                      Tax-Managed Small-Cap Fund*
Energy Fund                             Mid-Cap Index Fund*                           Total International Stock
Equity Income Fund                      Morgan(TM) Growth Fund                          Index Fund
European Stock Index Fund*              Pacific Stock Index Fund*                     Total Stock Market Index Fund*
Explorer(TM) Fund                       PRIMECAP Fund                                 U.S. Growth Fund
Extended Market Index Fund*             REIT Index Fund                               U.S. Value Fund
Global Equity Fund                      Selected Value Fund                           Utilities Income Fund
Gold and Precious Metals Fund           Small-Cap Growth Index Fund*                  Value Index Fund*
Growth and Income Fund                  Small-Cap Index Fund*                         Windsor(TM) Fund
Growth Equity Fund                      Small-Cap Value Index Fund*                   Windsor(TM) II Fund


BALANCED FUNDS
----------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   LifeStrategy(R) Growth Fund                   STAR(TM) Fund
Balanced Index Fund                     LifeStrategy(R) Income Fund                   Tax-Managed Balanced Fund
Global Asset Allocation Fund            LifeStrategy(R) Moderate                      Wellesley(R) Income Fund
LifeStrategy(R) Conservative              Growth Fund                                 Wellington(TM) Fund
  Growth Fund



BOND FUNDS
----------------------------------------------------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term           Intermediate-Term Bond                        Preferred Stock Fund
  Treasury Fund                           Index Fund                                  Short-Term Bond Index Fund
Admiral(TM) Long-Term Treasury          Intermediate-Term Corporate Fund              Short-Term Corporate Fund*
  Fund                                  Intermediate-Term Tax-Exempt Fund             Short-Term Federal Fund
Admiral(TM) Short-Term Treasury Fund    Intermediate-Term Treasury Fund               Short-Term Tax-Exempt Fund
GNMA Fund                               Limited-Term Tax-Exempt Fund                  Short-Term Treasury Fund
High-Yield Corporate Fund               Long-Term Bond Index Fund                     State Tax-Exempt Bond Funds
High-Yield Tax-Exempt Fund              Long-Term Corporate Fund                        (California, Florida,
Inflation-Protected Securities Fund     Long-Term Tax-Exempt Fund                       Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt Fund       Long-Term Treasury Fund                         New York, Ohio, Pennsylvania)
                                                                                      Total Bond Market Index Fund*


MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------------------
Admiral(TM) Treasury Money              State Tax-Exempt Money Market                 Tax-Exempt Money Market Fund
  Market Fund                           Funds (California, New Jersey,                Treasury Money Market Fund
Federal Money Market Fund               New York, Ohio, Pennsylvania)
Prime Money Market Fund*



VARIABLE ANNUITY PLAN
----------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                      High-Grade Bond Portfolio                     Money Market Portfolio
Diversified Value Portfolio             High Yield Bond Portfolio                     REIT Index Portfolio
Equity Income Portfolio                 International Portfolio                       Short-Term Corporate Portfolio
Equity Index Portfolio                  Mid-Cap Index Portfolio                       Small Company Growth Portfolio
Growth Portfolio



*Offers Institutional Shares.

  For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

       Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

       Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

       The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN * (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.


JOANN HEFFERNAN HEISEN * (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.


BRUCE K. MACLAURY * (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.


BURTON G. MALKIEL * (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.


ALFRED M. RANKIN, JR. * (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.


JAMES O. WELCH, JR. * (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.


J. LAWRENCE WILSON * (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY * Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS * Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS


R. GREGORY BARTON * Legal Department.

ROBERT A. DISTEFANO * Information Technology.

JAMES H. GATELY * Individual Investor Group.

KATHLEEN C. GUBANICH * Human Resources.

IAN A. MACKINNON * Fixed Income Group.

F. WILLIAM MCNABB, III * Institutional Investor Group.

MICHAEL S. MILLER * Planning and Development.

RALPH K. PACKARD * Chief Financial Officer.

GEORGE U. SAUTER * Quantitative Equity Group.

[VANGUARD LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600



ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.
WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q282 092000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD BOND FUNDS
STATEMENT OF NET ASSETS - JULY 31, 2000 (UNAUDITED)


The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund begins on page 30 of that report.

       This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

CONTENTS
Short-Term Treasury Fund....................................    1
Short-Term Federal Fund.....................................    4
Short-Term Corporate Fund...................................    6
Inflation-Protected Securities Fund.........................   14
Intermediate-Term Treasury Fund.............................   15
Intermediate-Term Corporate Fund............................   17
Long-Term Treasury Fund.....................................   22
Long-Term Corporate Fund....................................   24
High-Yield Corporate Fund...................................   28

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (87.5%)
U.S. Treasury Inflation-Indexed Bond                                  4.25%    1/15/2010           $ 22,400    $   22,807
U.S. Treasury Note                                                    5.50%    2/28/2003             45,000        44,115
U.S. Treasury Note                                                    5.50%    3/31/2003             59,000        57,815
U.S. Treasury Note                                                    5.50%    5/31/2003             15,000        14,683
U.S. Treasury Note                                                   5.625%    9/30/2001            101,000       100,067
U.S. Treasury Note                                                    5.75%   11/30/2002             94,500        93,288
U.S. Treasury Note                                                    5.75%    4/30/2003            102,500       101,029
U.S. Treasury Note                                                    5.75%    8/15/2003              5,000         4,922
U.S. Treasury Note                                                   5.875%   10/31/2001             74,000        73,500
U.S. Treasury Note                                                   5.875%   11/30/2001             10,000         9,930
U.S. Treasury Note                                                   6.125%   12/31/2001             37,700        37,550
U.S. Treasury Note                                                    6.25%    1/31/2002             83,000        82,810
U.S. Treasury Note                                                    6.25%    2/15/2003              8,000         7,982
U.S. Treasury Note                                                   6.375%    1/31/2002             18,000        17,989
U.S. Treasury Note                                                   6.625%    3/31/2002             38,000        38,128
U.S. Treasury Note                                                   6.625%    4/30/2002 (4)         31,500        31,618
U.S. Treasury Note                                                    7.50%   11/15/2001             38,700        39,193

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM TREASURY FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Bariven, SA Eximbank Guaranteed Export Financing
   (U.S. Government Guaranteed)                                      6.277%    4/15/2001 (1)(3)    $  3,400    $    3,393
EximBank Guaranteed Export (U.S. Government Guaranteed)               5.73%    1/15/2003 (1)(2)      27,001        26,745
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)          5,739         5,793
Guaranteed Trade Trust (U.S. Government Guaranteed)                  6.104%    7/15/2003 (1)         16,750        16,485
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.10%    6/30/2007 (1)         16,799        15,650
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.696%     2/1/2005 (1)          6,666         6,495
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.735%    1/15/2002 (1)          3,950         3,941
Overseas Private Investment Corp. (U.S. Government Guaranteed)       5.926%    6/15/2005 (1)         11,627        11,282
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.45%   12/15/2010 (1)         14,318        14,250
Private Export Funding Corp. (U.S. Government Guaranteed)             5.65%    3/15/2003 (1)          3,190         3,136
Private Export Funding Corp. (U.S. Government Guaranteed)             5.73%    1/15/2004             58,385        56,140
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004             10,000         9,740
Private Export Funding Corp. (U.S. Government Guaranteed)             6.45%    9/30/2004             40,000        39,160
Private Export Funding Corp. (U.S. Government Guaranteed)             7.65%    5/15/2006             15,500        15,924
Private Export Funding Corp. (U.S. Government Guaranteed)             8.40%    7/31/2001              5,000         5,061
Vendee Mortgage Trust (U.S. Government Guaranteed)                    7.25%    8/15/2004 (1)          4,544         4,539
                                                                                                               ----------
                                                                                                                1,015,160
                                                                                                               ----------
AGENCY BONDS AND NOTES (6.3%)
Federal Farm Credit Bank                                              4.80%    11/6/2003              9,000         8,443
Federal Home Loan Bank                                               5.675%    8/18/2003             18,800        18,152
Federal Home Loan Mortgage Corp.                                      5.00%    1/15/2004             14,500        13,628
Federal National Mortgage Assn.                                       5.75%    4/15/2003              4,500         4,366
Federal National Mortgage Assn.                                       6.13%     6/3/2004             30,000        28,938
                                                                                                               ----------
                                                                                                                   73,527
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (4.9%)
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)         19,013        18,149
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2006 (1)          23734        22,655
Federal National Mortgage Assn.                                       6.00%     4/1/2006 (1)         16,317        15,683
                                                                                                               ----------
                                                                                                                   56,487
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,153,850)                                                                                            1,145,174
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.9%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             12,445        12,445
Collateralized By U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             79,663        79,663
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $92,108)                                                                                                  92,108
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.6%)
   (COST $1,245,958)                                                                                            1,237,282
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               16,159
Security Lending Collateral Payable to Brokers--Note I                                                            (79,663)
Other Liabilities                                                                                                 (13,281)
                                                                                                               ----------
                                                                                                                  (76,785)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 115,756,417 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,160,497
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.03
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of this security was $26,745,000, representing 2.3% of net assets.

(3) Restricted security representing 0.3% of net assets at July 31, 2000.

(4) Securities with a value of $1,004,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,187,894        $10.26
Undistributed Net Investment Income                                                                      --            --
Accumulated Net Realized Losses                                                                     (18,571)         (.16)
Unrealized Depreciation--Note H
  Investment Securities                                                                              (8,676)         (.07)
  Futures Contracts                                                                                    (150)           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $1,160,497        $10.03
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM FEDERAL FUND                                              COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.2%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.7%)
U.S. Treasury Inflation-Indexed Bond                                  4.25%    1/15/2010           $ 61,090    $   62,200
U.S. Treasury Note                                                   5.875%   11/15/2004              1,000           987
Government Trust Certificate (U.S. Government Guaranteed)             7.50%    8/15/2000 (1)          1,312         1,312
Guaranteed Export Certificates (U.S. Government Guaranteed)           5.23%    5/15/2005 (1)         11,489        11,049
Private Export Funding Corp. (U.S. Government Guaranteed)             6.31%    9/30/2004 (2)         10,000         9,740
Private Export Funding Corp. (U.S. Government Guaranteed)             7.03%   10/31/2003              5,000         5,010
Private Export Funding Corp. (U.S. Government Guaranteed)             7.65%    5/15/2006             20,000        20,547
                                                                                                               ----------
                                                                                                                  110,845
                                                                                                               ----------
AGENCY BONDS AND NOTES (81.6%)
Bank United (Federal Home Loan Bank of Atlanta)                       5.40%     2/2/2004 LOC        106,350       100,522
Federal Home Loan Mortgage Corp.                                      5.00%    1/15/2004             49,000        46,054
Federal Home Loan Mortgage Corp.                                      5.75%    7/15/2003             86,300        83,525
Federal Home Loan Mortgage Corp.                                      5.81%    4/25/2014 (1)         20,000        19,525
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013 (1)         45,000        44,145
Federal Home Loan Mortgage Corp.                                      6.35%    9/25/2013 (1)          6,622         6,501
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013 (1)         18,471        18,289
Federal Home Loan Mortgage Corp.                                      6.53%   11/25/2010 (1)          8,289         8,234
Federal Home Loan Mortgage Corp.                                      6.59%    6/25/2012 (1)          1,723         1,708
Federal Home Loan Mortgage Corp.                                      7.00%    2/15/2003              4,000         4,004
Federal Home Loan Mortgage Corp.                                      7.00%    7/15/2005             60,000        60,001
Federal Home Loan Bank                                                5.50%    1/21/2003             12,000        11,619
Federal Home Loan Bank                                                6.75%     2/1/2002            294,000       293,294
Federal Home Loan Bank                                                7.25%    5/15/2003             50,000        50,319
Federal National Mortgage Assn.                                      5.125%    2/13/2004             10,000         9,425
Federal National Mortgage Assn.                                       5.72%     1/9/2001             10,000         9,948
Federal National Mortgage Assn.                                       5.72%    3/13/2001              9,000         8,936
Federal National Mortgage Assn.                                       5.75%    4/15/2003             43,000        41,715
Federal National Mortgage Assn.                                       5.77%    2/26/2004             10,000         9,558
Federal National Mortgage Assn.                                       5.86%    8/20/2003             71,835        69,400
Federal National Mortgage Assn.                                       5.90%    4/12/2004             30,565        29,296
Federal National Mortgage Assn.                                       5.94%    3/29/2004             12,052        11,569
Federal National Mortgage Assn.                                       5.96%    4/23/2003             86,000        83,558
Federal National Mortgage Assn.                                       6.00%    4/23/2003             15,000        14,588
Federal National Mortgage Assn.                                       6.00%    1/14/2005             14,980        14,276
Federal National Mortgage Assn.                                       6.01%    7/17/2000              9,010         8,746
Federal National Mortgage Assn.                                       6.06%     5/7/2003             16,000        15,573
Federal National Mortgage Assn.                                       6.10%    5/21/2003             20,000        19,479
Federal National Mortgage Assn.                                       6.13%     6/3/2004             18,315        17,667
Federal National Mortgage Assn.                                       6.17%    8/15/2008 (1)         17,344        16,746
Federal National Mortgage Assn.                                      6.195%   12/27/2000              9,000         8,979
Federal National Mortgage Assn.                                      6.366%     3/2/2003             26,000        25,610
Federal National Mortgage Assn.                                      6.375%    1/16/2002             14,000        13,893
                                                                                                               ----------
                                                                                                                1,176,702
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (8.9%)
Federal Home Loan Mortgage Corp.                                      5.50%    11/1/2000 (1)          3,470         3,460
Federal Home Loan Mortgage Corp.                                      5.50%     1/1/2001 (1)         13,426        13,386
Federal Home Loan Mortgage Corp.                                      6.00%     7/1/2005 (1)          8,740         8,398
Federal Home Loan Mortgage Corp.                                      6.00%     8/1/2005 (1)         30,944        29,731
Federal Home Loan Mortgage Corp.                                      7.00%    1/15/2019 (1)         13,000        12,860
Federal National Mortgage Assn.                                       6.00%    10/1/2005 (1)         13,493        13,074
Federal National Mortgage Assn.                                       6.00%    11/1/2005 (1)         11,595        11,145
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    4/15/2014 (1)         22,950        22,784
Vendee Mortgage Trust (U.S. Government Guaranteed)                    6.50%    9/15/2015 (1)         13,490        13,323
                                                                                                               ----------
                                                                                                                  128,161
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,436,617)                                                                                            1,415,708
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000           $  2,356    $    2,356
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             72,756        72,756
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $75,112)                                                                                                  75,112
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.4%)
  (COST $1,511,729)                                                                                             1,490,820
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.4%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               34,762
Security Lending Collateral Payable to Brokers--Note I                                                            (72,756)
Other Liabilities                                                                                                 (11,348)
                                                                                                               ----------
                                                                                                                  (49,342)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 145,525,443 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,441,478
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.91
=========================================================================================================================

*See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Securities with a value of $1,461,000 have been segregated as initial margin for open futures contracts.

LOC--Letter of Credit.

-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     AMOUNT           PER
                                                                                                      (000)         SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                  $1,501,143        $10.32
Undistributed Net Investment Income                                                                      --            --
Accumulated Net Realized Losses                                                                     (38,587)         (.27)
Unrealized Depreciation--Note H
  Investment Securities                                                                             (20,909)         (.14)
  Futures Contracts                                                                                    (169)           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $1,441,478         $9.91
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                MATURITY              AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE               (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (81.8%)
--------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (18.0%)
ANRC Auto Owner Trust                                                 6.75%   12/15/2003 (1)(4)     $ 36,250    $   36,048
ARG Funding Corp.                                                     5.88%    5/20/2003 (1)(2)(4)    45,000        44,128
Advanta Mortgage Loan Trust                                           5.98%    6/25/2014 (1)(4)       28,750        28,217
Advanta Mortgage Loan Trust                                           6.25%    2/25/2014 (1)(4)        9,148         9,085
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)          24,800        23,655
BMW Vehicle Owner Trust                                               6.41%    4/25/2003 (1)          89,750        89,245
Banc One Financial Services                                           6.69%    8/25/2013 (1)(5)       23,000        22,808
CIT Home Equity Loan Trust                                            6.08%    1/15/2013 (1)          21,460        21,346
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.28%    9/25/2005 (1)          20,000        19,554
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.42%    9/25/2008 (1)          10,000         9,679
Capital Auto Receivables Asset Trust                                  6.25%    3/15/2003 (1)          25,000        24,902
Chase Manhattan Auto Trust                                            6.65%    9/15/2003 (1)          17,576        17,520
Chemical Master Credit Card Trust I                                   6.38%    6/15/2003 (1)          10,000         9,982
Citibank Credit Card Master Trust                                     5.55%     1/9/2006 (1)          15,187        14,317
Citibank Credit Card Master Trust                                     5.75%    2/14/2001 (1)          12,400        12,335
Citibank Credit Card Master Trust                                     5.95%     2/7/2005 (1)          10,400        10,055
Citibank Credit Card Master Trust                                     6.35%    8/15/2000 (1)          28,000        27,997
Citibank Credit Card Master Trust                                     6.70%    2/15/2004 (1)          13,000        12,888
Citicorp Lease Pass-Through Trust                                     7.22%    6/15/2005 (1)(2)       25,197        24,750
ComEd Transitional Funding Trust                                      5.34%    3/25/2004 (1)          25,000        24,463
ComEd Transitional Funding Trust                                      5.39%    6/25/2005 (1)          50,000        48,010
Countrywide Asset-Backed Certificates                                 6.24%    9/25/2018 (1)          25,522        24,982
Credit Card Merchant Voucher Receivables Master Trust                 6.23%     8/1/2002 (1)(2)(6)    11,367        11,251
Discover Card Master Trust                                            6.55%    2/18/2003 (1)          15,700        15,700
EQCC Home Equity Loan Trust                                          6.223%    6/25/2011 (1)(5)       19,650        19,255
First Bank Corp. Card Master Trust                                    6.40%    2/15/2002 (1)          13,025        12,894
Ford Credit Auto Loan Master Trust                                    6.50%    8/15/2002 (1)          35,000        34,993
Ford Credit Auto Owner Trust                                          6.15%    9/15/2002 (1)          25,000        24,714
Ford Credit Auto Owner Trust                                          7.40%    4/15/2005 (1)          22,524        22,591
Green Tree Home Equity Loan Trust                                     7.05%    9/15/2030 (1)          29,750        29,602
Honda Auto Lease Trust                                                6.45%     2/6/2001 (1)          24,600        24,453
Household Credit Card Master Trust                                    5.90%   12/15/2002 (1)          20,000        19,915
Illinois Power Special Purpose Trust                                  5.26%    6/25/2003 (1)           8,040         7,973
MBNA Master Credit Card Trust                                         6.60%    1/15/2003 (1)          10,000        10,000
MBNA Master Credit Card Trust                                         6.70%    1/18/2005 (1)          26,000        25,760
Mellon Bank Home Equity Installment Loan Trust                        6.21%    8/25/2009 (1)          11,500        11,410
Mellon Residential Funding Corp. Mortgage
   Pass-Through Certificates                                         6.832%    5/25/2030 (1)          25,539        25,188
NationsBank Credit Card Master Trust                                  6.45%    4/15/2003 (1)           7,000         6,999
Navistar Financial Corp. Owner Trust                                  5.95%    4/15/2003 (1)          39,650        39,173
Navistar Financial Corp. Owner Trust                                  6.22%   10/17/2005 (1)           3,436         3,373
Navistar Financial Corp. Owner Trust                                  7.20%    5/17/2004 (1)          10,000        10,030
Navistar Financial Corp. Owner Trust                                  7.47%    2/15/2007 (1)           8,750         8,756
Nissan Auto Receivables Owners Trust                                  7.01%    9/15/2003 (1)          29,750        29,767
Onyx Acceptance Owner Trust                                           6.82%   11/15/2003 (1)(4)       17,275        17,249
Option One Mortgage Loan Trust                                        5.92%    5/25/2029 (1)(7)       25,450        25,022
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)          29,200        27,496
PP&L Transition Bond Co. LLC                                          6.96%   12/26/2007 (1)          53,000        52,407
PP&L Transition Bond Co. LLC                                          7.05%    6/25/2009 (1)          20,550        20,386
Premier Auto Trust                                                    6.55%     9/6/2003 (1)           5,000         4,971
Providian Master Trust                                                6.25%    6/15/2007 (1)          35,000        34,389
Providian Master Trust                                                6.45%    6/15/2007 (1)          10,000         9,818
Residential Asset Securities Corp.                                    6.00%    4/25/2020 (1)(5)       73,650        72,305
Residential Asset Securities Corp.                                   6.285%    9/25/2020 (1)(5)        5,401         5,368
UAC Securitization Corp.                                              5.57%     9/8/2003 (1)(4)       24,650        24,465
UAC Securitization Corp.                                              6.31%    12/8/2006 (1)(4)       16,836        16,210

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
WFS Financial                                                         6.32%   10/20/2003 (1)(7)    $ 25,000    $   24,823
World Financial Network Credit Card Master Trust                      6.70%    2/15/2004 (1)         41,000        40,995
                                                                                                               ----------
                                                                                                                1,325,667
                                                                                                               ----------
FINANCE (31.9%)
   AUTO (1.4%)
   Ford Motor Credit Co.                                             5.375%   10/15/2002             22,000        21,100
   Ford Motor Credit Co.                                              6.70%    7/16/2004             10,000         9,714
   Ford Motor Credit Co.                                              6.85%    8/15/2000              5,000         4,999
   Ford Motor Credit Co.                                              7.50%    6/15/2003             30,000        30,018
   General Motors Acceptance Corp.                                    6.21%    9/19/2000             35,000        34,945

   BANKS (10.3%)
   Capital One Bank                                                   6.57%    1/27/2003             15,750        15,162
   Capital One Bank                                                   6.60%    8/20/2001             10,200        10,066
   Capital One Bank                                                   8.25%    6/15/2005             24,825        24,756
   Citigroup                                                          7.45%     6/6/2002             99,275        99,618
   Compass Bank                                                       6.45%     5/1/2009              8,000         7,110
   CoreStates Capital Corp.                                          6.186%    10/2/2000             35,000        34,930
   Dime Bancorp Inc.                                                 6.375%    1/30/2001              8,325         8,261
   Dime Bancorp Inc.                                                  7.00%    7/25/2001             15,000        14,862
   First Maryland Bancorp                                             7.20%     7/1/2007              7,705         7,378
   First Union Corp.                                                 8.125%    6/24/2002              5,000         5,041
   First USA Bank                                                     7.65%     8/1/2003              7,000         7,001
   Firstar Corp.                                                      6.35%    7/13/2001             25,000        24,786
   Firstar Corp                                                       6.50%    7/15/2002             20,000        19,672
   HSBC Americas Inc.                                                6.625%     3/1/2009             10,000         9,239
   Long Island Savings Bank                                           6.20%     4/2/2001             12,000        11,873
   Mellon Financial Co.                                               5.75%   11/15/2003              9,000         8,537
   Mercantile Bancorp                                                 6.80%    6/15/2001             15,512        15,446
   National City Bank Cleveland                                       6.35%    3/15/2001             36,860        36,626
   Nationsbank Corp.                                                  5.80%    1/31/2001             14,675        14,569
   Nationsbank Corp.                                                 6.375%    5/15/2005             25,000        23,858
   NationsBank Corp.                                                 8.125%    6/15/2002              9,898        10,032
   Northern Trust Co.                                                 6.50%     5/1/2003              5,000         4,883
   Norwest Corp.                                                     6.125%   10/15/2000              6,225         6,213
   Norwest Corp.                                                      7.75%     3/1/2002              5,000         5,030
   PNC Funding Corp.                                                 9.875%     3/1/2001              5,565         5,636
   Popular Inc.                                                       6.20%    4/30/2001             37,700        37,350
   Provident Bank of Ohio                                            6.125%   12/15/2000             12,700        12,608
   Providian National Bank                                            6.75%    3/15/2002             52,455        51,341
   Security Pacific Corp.                                            11.00%     3/1/2001             20,907        21,332
   Shawmut National Corp.                                             7.20%    4/15/2003              7,000         6,900
   Southern National Corp.                                            7.05%    5/23/2003             35,469        34,870
   US Bank NA Minnesota                                               5.25%     6/4/2003             20,000        18,792
   US Bancorp                                                        6.875%    12/1/2004             13,550        13,168
   Wells Fargo Co.                                                    6.50%     9/3/2002            125,000       123,086
   Wells Fargo Co.                                                   6.875%    4/15/2003              5,000         4,944

   CONSUMERS (1.6%)
   American Express Credit Corp.                                     6.125%   11/15/2001             10,000         9,869
   Aristar Inc.                                                      6.125%    12/1/2000             48,000        47,726
   Aristar Inc.                                                      7.375%     9/1/2004              9,750         9,622
   Norwest Financial Corp.                                            7.95%    5/15/2002              4,200         4,241
   Sears Roebuck Acceptance Corp.                                     6.22%    11/8/2000             48,000        47,870
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001                400           397

   DIVERSIFIED (4.0%)
   AT&T Capital Corp.                                                 6.59%     8/4/2000              5,000         5,000
   AT&T Capital Corp.                                                 6.70%    2/15/2001             50,000        49,770
   AT&T Capital Corp.                                                6.875%    1/16/2001              5,000         4,984

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   Associates Corp. of North America                                  5.75%    11/1/2003           $ 38,000    $   35,909
   Comdisco Inc.                                                      5.75%    2/15/2001             15,000        14,772
   Comdisco Inc.                                                      6.00%    1/30/2002             28,800        27,690
   Comdisco Inc.                                                      6.68%    6/29/2001              9,800         9,628
   Comdisco Inc.                                                      7.25%    9/20/2001             29,725        29,256
   Finova Capital Corp.                                              5.875%   10/15/2001             10,000         9,100
   Finova Capital Corp.                                               6.11%    2/18/2003             35,600        30,616
   Finova Capital Corp.                                              6.625%    9/15/2001             10,250         9,327
   Finova Capital Corp.                                              7.625%    9/21/2009              2,000         1,700
   General Electric Capital Corp.                                     5.35%   11/18/2002             35,500        34,196
   Heller Financial Inc.                                              8.00%    6/15/2005             20,250        20,314
   Newcourt Credit Group                                             6.875%    2/16/2005             14,700        14,104

   INSURANCE (3.1%)
   AIG SunAmerica Global Financing I                                  7.40%     5/5/2003 (2)         19,700        19,796
   AIG SunAmerica Global Financing II                                 7.60%    6/15/2005 (2)         24,750        25,008
   Conseco Inc.                                                       6.40%    2/10/2003             30,000        20,700
   Conseco Inc.                                                       7.60%    6/21/2001             15,000        12,750
   Conseco Inc.                                                       8.50%   10/15/2002             15,000        10,950
   Conseco Inc.                                                       9.00%   10/15/2006             20,500        13,837
   John Hancock Global Funding II                                     7.90%     7/2/2010 (2)         10,840        10,891
   Liberty Financial Co.                                              6.75%   11/15/2008             17,650        15,702
   MONY Group Inc.                                                    8.35%    3/15/2010             14,750        14,642
   Progressive Corp.                                                  7.30%     6/1/2006             12,290        11,875
   Progressive Corp.                                                 10.00%   12/15/2000              7,000         7,066
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (2)         30,000        27,810
   SunAmerica Inc.                                                    6.58%    1/15/2002              5,000         4,958
   USAA Capital Corp.                                                 7.05%    11/8/2006             10,000         9,777
   USAA Capital Corp.                                                 7.54%    3/30/2005 (2)         25,000        25,089

   OTHER (11.5%)
   Bradley Operating LP                                               7.00%   11/15/2004             10,000         8,662
   Cabot Industrial Properties LP                                    7.125%     5/1/2004             16,670        15,969
   Chelsea GCA Realty Partner                                         7.75%    1/26/2001             19,150        19,067
   Dean Witter Discover & Co.                                         6.30%    1/15/2006              8,000         7,534
   Donaldson, Lufkin & Jenrette, Inc.                                 8.00%     3/1/2005             67,400        68,115
   Equity Residential Properties Trust Operating LP                   7.95%    4/15/2002              7,000         6,998
   First Industrial LP                                                7.00%    12/1/2006             17,000        15,613
   First Industrial LP                                                7.15%    5/15/2002              8,150         8,007
   First Industrial LP                                               7.375%    5/15/2004 (2)         12,000        11,611
   Goldman Sachs Group LP                                             6.20%   12/15/2000 (2)         32,725        32,569
   Goldman Sachs Group LP                                            7.625%    8/17/2005             49,875        49,860
   International Business Machines Credit                             6.64%   10/29/2001             65,000        64,636
   IBM Credit Corp.                                                   7.00%    1/28/2002             45,000        44,955
   Lehman Brothers Holdings Inc.                                      6.20%    1/15/2002             35,000        34,299
   Lehman Brothers Holdings Inc.                                      6.25%     4/1/2003             61,800        59,683
   Lehman Brothers Holdings Inc.                                     6.375%   10/23/2000             33,000        32,929
   Lehman Brothers Holdings Inc.                                     7.375%    5/15/2004              9,930         9,753
   Merrill Lynch & Co., Inc.                                          7.36%    7/24/2002             14,500        14,536
   Merrill Lynch & Co., Inc.                                          7.85%    5/30/2003             50,000        50,720
   Morgan Stanley, Dean Witter & Co.                                 7.125%    1/15/2003             69,995        69,702
   Morgan Stanley, Dean Witter, Discover & Co.                        5.75%    2/15/2001             10,500        10,419
   Morgan Stanley, Dean Witter, Discover & Co.                       7.375%    4/15/2003             52,880        52,976
   Oasis Residential Inc.                                             6.75%   11/15/2001             22,600        22,205
   Post Apartment Homes LP                                            7.02%     4/2/2001             20,000        19,882
   Reckson Operating Partnership LP                                   7.40%    3/15/2004             10,000         9,670
   Reckson Operating Partnership LP                                   7.75%    3/15/2009             21,000        19,613
   Regency Centers LP                                                 7.40%     4/1/2004 (1)          6,900         6,638
   Salomon Smith Barney Holdings Inc.                                 7.30%    5/15/2002             25,400        25,359
   Salomon Smith Barney Holdings Inc.                                 7.50%     5/1/2002             11,500        11,519

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   Charles Schwab Corp.                                               8.05%     3/1/2010           $ 20,000    $   20,251
   Topaz Ltd.                                                         6.92%    3/10/2007 (1)(2)      12,282        11,990
   Trinet Corp. Realty Trust                                          7.30%    5/15/2001              5,500         5,342
   Wellsford Residential Property Trust                              9.375%     2/1/2002              5,175         5,286
                                                                                                               ----------
                                                                                                                2,349,062
                                                                                                               ----------
INDUSTRIAL (19.5%)
American Stores Co.                                                   7.40%    5/15/2005             20,700        20,543
Baker Hughes, Inc.                                                    5.80%    2/15/2003             16,850        16,183
Baker Hughes, Inc.                                                   7.875%    6/15/2004              4,250         4,294
Dresser Industries, Inc.                                              8.00%    4/15/2003             20,067        20,415
Boston Scientific Corp.                                              6.625%    3/15/2005             28,660        26,880
CSC Enterprises                                                       6.50%   11/15/2001 (2)         29,200        28,812
Computer Sciences Corp.                                               6.25%    3/15/2009              9,150         8,287
Continental Airlines, Inc. Pass-Through Trust                        6.331%    4/25/2001 (1)          9,640         9,410
Continental Airlines, Inc. Pass-Through Trust                        6.465%    4/15/2006 (1)         10,021         9,640
Continental Airlines, Inc. Pass-Through Trust                        6.541%    9/15/2018 (1)         13,489        12,610
Continental Airlines, Inc. Pass-Through Trust                         6.80%     7/2/2007 (1)         10,283         9,682
Continental Airlines, Inc. Pass-Through Trust                        7.434%    3/15/2006 (1)          6,700         6,512
Cooper Tire & Rubber Co.                                              7.25%   12/16/2002             30,000        29,650
Daimler-Chrysler North America Holding Corp.                          6.67%    9/25/2001             26,000        25,841
Daimler-Chrysler North America Holding Corp.                          6.84%   10/15/2002 (3)         50,000        49,471
Daimler-Chrysler North America Holding Corp.                          6.90%     9/1/2004             17,000        16,688
Daimler-Chrysler North America Holding Corp.                          7.40%    1/20/2005             55,000        54,756
Delta Air Lines Inc.                                                  6.65%    3/15/2004             33,400        31,532
Delta Air Lines Inc.                                                  7.70%   12/15/2005             19,875        19,282
Delta Air Lines Inc.                                                10.375%     2/1/2011             13,273        14,553
Dillard's Inc.                                                        5.79%   11/15/2001             25,000        23,992
E.I. duPont de Nemours & Co.                                          6.75%   10/15/2004              6,500         6,410
ERAC USA Finance Co.                                                  6.35%    1/15/2001 (2)          7,330         7,282
ERAC USA Finance Co.                                                 6.625%    5/15/2006 (2)         35,000        32,465
Enterprise Products                                                   8.25%    3/15/2005             41,350        41,394
Federal Express Corp.                                                9.875%     4/1/2002              8,195         8,411
Federated Department Stores                                           8.50%     6/1/2010              9,500         9,332
Food Lion, Inc.                                                       8.41%    9/26/2001              5,000         4,998
Harrahs Operating Co., Inc.                                           7.50%    1/15/2009             38,220        35,449
Hertz Corp.                                                          6.625%    5/15/2008              5,000         4,623
Hertz Corp.                                                           7.00%     5/1/2002              5,000         4,960
Hertz Corp.                                                          7.375%    6/15/2001              8,275         8,269
Hertz Corp.                                                           8.25%     6/1/2005             27,350        27,875
Hewlett-Packard Co.                                                   7.15%    6/15/2005             49,500        49,658
International Paper Co.                                              6.125%    11/1/2003              5,900         5,657
International Paper Co.                                               9.50%    3/15/2002              5,100         5,244
International Speedway Corp.                                         7.875%   10/15/2004             14,750        14,440
Knight-Ridder, Inc.                                                   8.50%     9/1/2001 (1)          8,513         8,557
Kroger Co.                                                            6.34%     6/1/2001              9,575         9,490
Lockheed Martin Corp.                                                 6.50%    4/15/2003             16,834        16,378
Minnesota Mining & Manufacturing ESOP Trust                           5.62%    7/15/2009 (1)(2)      43,241        39,796
Monsanto Co.                                                         5.375%    12/1/2001             24,000        23,444
PanAmSat Corp.                                                        6.00%    1/15/2003              8,300         7,926
PanAmSat Corp.                                                       6.125%    1/15/2005             30,000        27,815
Park Place Entertainment                                              7.95%     8/1/2003             29,225        28,758
Park Place Entertainment                                              8.50%   11/15/2006             13,860        13,882
Parker Retirement Savings Plan Trust                                  6.34%    7/15/2008 (1)(2)      20,730        19,503
Praxair, Inc.                                                         6.70%    4/15/2001             52,000        51,780
The Proctor & Gamble Co.                                              6.60%   12/15/2004             25,100        24,601
Raytheon Co.                                                          5.70%    11/1/2003             32,085        30,379
Raytheon Co.                                                          6.30%    3/15/2005             14,770        13,968
Raytheon Co.                                                          6.45%    8/15/2002             11,900        11,651
Raytheon Co.                                                          7.90%     3/1/2003 (2)         15,750        15,844
Republic Services Inc.                                               6.625%    5/15/2004             16,800        15,695

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Republic Services Inc.                                               7.125%    5/15/2009           $  5,425    $    4,910
Security Capital Group                                                7.75%   11/15/2003             20,000        19,302
Southwest Air                                                         9.40%     7/1/2001              6,500         6,615
TTX Company                                                           7.02%   11/15/2001 (2)         50,000        49,545
Tele-Communications, Inc.                                             8.25%    1/15/2003             44,445        45,184
Texas Instruments Inc.                                                7.00%    8/15/2004             39,600        39,157
Tosco Corp.                                                           8.25%    5/15/2003             22,250        22,617
Tosco Trust                                                           8.58%     3/1/2010 (2)         10,000        10,169
Tyco International Group SA                                          6.125%    6/15/2001             15,000        14,835
Tyco International Group SA                                          6.875%     9/5/2002 (2)         50,000        49,448
USA Waste Services                                                    6.50%   12/15/2002             27,190        25,770
United Airlines Pass-Through Certificates                            7.783%     7/1/2015             24,650        24,683
United Airlines Pass-Through Certificates                             8.03%     1/1/2013              5,000         4,998
VF Corp.                                                              7.60%     4/1/2004             18,635        18,299
Waste Management Inc.                                                 7.70%    10/1/2002              9,760         9,514
Zeneca Wilmington                                                     6.30%    6/15/2003             20,400        19,978
                                                                                                               ----------
                                                                                                                1,429,991
                                                                                                               ----------
UTILITIES (12.4%)
AEP Resources Inc.                                                    6.50%    12/1/2003 (2)         50,000        48,314
Alabama Power Co.                                                     7.85%    5/15/2003             34,650        34,880
Arizona Public Service                                                5.75%    9/15/2000             11,950        11,928
Baltimore Gas & Electric Co.                                          6.68%   10/11/2001             16,000        15,889
Boston Edison Co.                                                     6.05%    8/15/2000             25,500        25,489
Boston Edison Co.                                                     6.80%    3/15/2003             14,000        13,728
Cinergy Global Resources                                              6.20%    11/3/2008 (2)(4)       5,000         4,522
Coastal Corp.                                                        10.00%     2/1/2001              1,000         1,011
Connectiv Inc.                                                        6.73%    9/12/2003 (1)         63,000        60,778
Consolidated Edison                                                   6.50%     2/1/2001              5,000         4,979
Consolidated Edison                                                  7.625%     3/1/2004              2,900         2,909
Detroit Edison Co.                                                    6.56%     5/1/2001             10,750        10,695
East Coast Power                                                     6.737%    2/24/2005              8,062         7,631
Edison International                                                 6.875%    9/15/2004             12,414        12,143
Edison Mission Energy Funding Corp.                                   6.77%    9/15/2003 (1)(2)      17,322        16,897
FPL Group Capital                                                    7.625%    9/15/2006             34,700        34,716
GTE Corp.                                                             6.36%    4/15/2006              7,950         7,513
GTE Corp.                                                             6.39%    9/11/2000             10,000         9,989
Kansas City Power & Light Co.                                         6.50%   11/14/2001              5,000         4,937
Kern River Funding Corp.                                              6.42%    3/31/2001 (1)(2)       4,340         4,316
Kern River Funding Corp.                                              6.72%    9/30/2001 (2)         25,875        25,640
LG&E Capital Corp.                                                   6.205%     5/1/2004 (2)         21,700        20,455
Limestone Electron Trust                                             8.625%    3/15/2003             64,500        65,160
MCN Investment Corp.                                                  6.03%     2/1/2001              4,000         3,958
NRG Energy, Inc.                                                      7.50%    6/15/2007 (1)          5,000         4,808
NRG Northeast Generating LLC                                         8.065%     5/5/2002 (2)         14,500        14,498
NRG South Central Generating LLC                                     8.962%    3/15/2016 (1)(2)      24,500        24,845
Nipsco Capital Markets                                                7.39%     4/1/2004              5,000         4,896
NYNEX Corp.                                                           9.55%     5/1/2010 (1)          5,625         5,992
NYNEX Credit Co.                                                      6.50%    9/15/2000 (2)         30,000        29,934
Osprey Trust                                                          8.31%    1/15/2003 (2)         39,875        40,088
PPL Capital Funding                                                   7.75%    4/15/2005             24,800        24,417
PSE&G Capital Corp.                                                   6.25%    5/15/2003 (2)         25,000        24,164
PSE&G Capital Corp.                                                   6.74%   10/23/2001 (2)         26,000        25,760
Potomac Capital Investment Corp.                                      7.55%   11/19/2001 (2)         36,850        36,774
Progress Capital Holdings                                             5.47%   10/23/2000 (2)         25,000        24,902
Progress Capital Holdings                                             6.88%     8/1/2001 (2)         20,000        19,873
Reliant Energy Resources                                             8.125%    7/15/2005 (2)         24,800        24,843
South Carolina Electric & Gas                                         7.50%    6/15/2005              9,930         9,982
Transcontinental Gas Pipeline                                        8.875%    9/15/2002             15,150        15,533
US West Capital Funding, Inc.                                        6.125%    7/15/2002             32,000        31,244
US West Capital Funding, Inc.                                         6.25%    7/15/2005             15,000        14,137

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc.                                        6.875%    8/15/2001           $ 45,500    $   45,251
Virginia Electric Power                                               6.30%    6/21/2001             19,750        19,584
Yosemite Security Trust                                               8.25%   11/15/2004 (2)         19,900        19,954
                                                                                                               ----------
                                                                                                                  909,956
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $6,140,352)                                                                                            6,014,676
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.1%)
U.S. Treasury Note                                                    6.50%    8/15/2005              7,500         7,590
U.S. Treasury Note                                                    6.50%   10/15/2006             15,000        15,225
U.S. Treasury Note                                                    6.50%    2/15/2010             20,160        20,825
U.S. Treasury Note                                                    6.75%    5/15/2005             23,650        24,230
U.S. Treasury Note                                                    7.00%    7/15/2006             13,740        14,271
                                                                                                               ----------
                                                                                                                   82,141
                                                                                                               ----------
AGENCY BONDS AND NOTES (0.5%)
Federal Home Loan Mortgage Corp.                                      6.00%     1/1/2001 (1)          5,751         5,738
Federal Home Loan Mortgage Corp.                                      6.11%    6/25/2013 (1)         23,000        22,563
Federal Home Loan Mortgage Corp.                                      6.43%    2/25/2013 (1)          5,772         5,715
                                                                                                               ----------
                                                                                                                   34,016
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (0.1%)
Federal Home Loan Mortgage Corp.                                      5.50%    10/1/2000 (1)          6,807         6,787
Federal National Mortgage Assn.                                       6.00%     1/1/2001 (1)          4,182         4,172
                                                                                                               ----------
                                                                                                                   10,959
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $126,861)                                                                                                127,116
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(13.1%)
-------------------------------------------------------------------------------------------------------------------------
Amvescap PLC                                                         6.375%    5/15/2003             20,250        19,477
Amvescap PLC                                                          6.60%    5/15/2005                500           472
Australian Gas Light Co.                                              6.40%    4/15/2008 (2)         10,000         9,097
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006             13,290        12,579
Bombardier Capital Inc.                                               7.30%   12/15/2002 (2)         23,925        23,798
CIBC Capital Funding LP                                               6.25%   12/17/2002 (2)         24,500        23,837
Canadian Imperial Bank of Commerce (NY)                               6.20%     8/1/2000             70,870        70,856
Cemex S.A. De C.V.                                                   8.625%    7/18/2003 (2)          8,750         8,772
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (2)         26,860        25,507
Deutsche Telekom International Finance                                7.75%    6/15/2005             24,800        25,031
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)         13,950        13,981
Diageo PLC                                                           6.125%    8/15/2005              7,350         6,942
Diageo PLC                                                           6.625%    6/24/2004             14,700        14,345
Diageo PLC                                                            7.25%    11/1/2009              6,175         6,056
Israel Electric Corp.                                                 7.25%   12/15/2006 (2)         13,808        13,399
Israel Electric Corp.                                                 7.75%     3/1/2009 (2)          5,000         4,836
Israel Electric Corp.                                                 8.25%   10/15/2009 (2)         20,000        19,945
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)          7,860         7,901
Korea Development Bank                                               7.125%    9/17/2001             42,820        42,554
Korea Electric Power                                                  7.00%    10/1/2002              6,000         5,876
Korea Electric Power                                                 10.00%     4/1/2001 (2)         22,330        22,597
National Australia Bank                                               8.60%    5/19/2010             44,850        47,142
National Westminster Bancorp Inc.                                     9.45%     5/1/2001              8,881         9,021
Noranda, Inc.                                                         8.00%     6/1/2003             20,000        19,944
Noranda, Inc.                                                        8.625%    7/15/2002             15,000        15,150
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(2)(4)   35,265        33,216
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (2)(5)      20,900        19,099
Pemex Finance Ltd.                                                   6.125%    2/15/2002              5,460         5,339
Pemex Finance Ltd.                                                    9.14%    5/15/2003             44,350        45,396
Pemex Finance Ltd.                                                    9.69%    3/31/2007             41,000        43,271
Petroliam Nasional Bhd.                                              7.125%   10/18/2006 (2)         26,450        25,231
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004             13,015        12,525

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
SHORT-TERM CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.                                          7.50%     8/1/2002           $ 11,320    $   11,186
Republic of Argentina                                                 0.00%    4/15/2001             10,000         9,400
Republic of Argentina                                                 0.00%   10/15/2001             16,800        14,994
Republic of Chile                                                    6.875%    4/28/2009              4,125         3,839
Republic of South Africa                                             9.125%    5/19/2009              9,715         9,646
Samsung Electronics America                                           8.50%    11/1/2002 (2)          5,000         5,035
Samsung Electronics America                                           9.75%     5/1/2003 (2)         25,670        26,635
Samsung Electronics Co.                                               7.45%    10/1/2002 (2)          6,150         6,065
Santander Financial Issuances Ltd.                                    7.00%     4/1/2006             12,945        12,528
Stagecoach Holdings PLC Notes                                        8.625%   11/15/2009             20,000        17,495
The State of Qatar                                                    9.50%    5/21/2009 (2)         17,500        18,084
TPSA Finance BV                                                       7.75%   12/10/2008 (2)         27,000        25,818
Trans-Canada Pipelines                                                6.77%    4/30/2001              5,000         4,971
Telecomunicaciones de Puerto Rico                                     6.15%    5/15/2002              5,000         4,868
Telefonica de Argentina                                              9.125%     5/7/2008 (2)         12,205        11,503
TransCanada Pipelines                                                7.875%   12/15/2002             14,000        14,097
United Mexican States Global                                          8.50%     2/1/2006             11,210        11,176
Vodafone Airtouch PLC                                                7.625%    2/15/2005 (2)         54,600        55,006
Westpac Banking                                                      9.125%    8/15/2001             43,566        44,384
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $943,719)                                                                                                959,922
-------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.5%)
-------------------------------------------------------------------------------------------------------------------------
Power Auth. of the State of New York
   (COST $32,369)                                                     6.05%   11/15/2001             32,550        32,128
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.0%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000            113,006       113,006
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             39,173        39,173
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $152,179)                                                                                                152,179
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (COST $7,395,480)                                                                                             7,286,021
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              163,904
Liabilities--Note I                                                                                              (100,139)
                                                                                                               ----------
                                                                                                                   63,765
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $7,349,786
-------------------------------------------------------------------------------------------------------------------------

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $1,302,898,000, representing 17.7% of net assets.
(3) Securities with a value of $7,915,000 have been segregated as initial margin for open futures contracts.
(4) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.
(6) Scheduled principal and interest payments are guaranteed by Capital Markets Assurance Corporation.
(7) Scheduled principal and interest payments are guaranteed by Financial Security Assurance Corporation.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   AMOUNT
                                                                                                                    (000)
-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                               $7,539,557
 Undistributed Net Investment Income                                                                                   --
 Accumulated Net Realized Losses                                                                                  (75,771)
 Unrealized Depreciation--Note H
   Investment Securities                                                                                         (109,459)
   Futures Contracts                                                                                               (4,541)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                    $7,349,786
=========================================================================================================================

 Investor Shares--Net Assets applicable to 661,971,238 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $6,944,194
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                        $10.49
=========================================================================================================================

 Institutional Shares--Net Assets applicable to 38,663,943 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                              $405,592
-------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                   $10.49
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INFLATION-PROTECTED SECURITIES FUND                                  COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (97.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond                                 3.625%    4/15/2028            $13,530       $13,005
U.S. Treasury Inflation-Indexed Note                                 3.625%    7/15/2002              8,289         8,258
U.S. Treasury Inflation-Indexed Note                                 3.625%    1/15/2008              1,378         1,341
U.S. Treasury Inflation-Indexed Note                                 4.250%    1/15/2010             21,763        22,159
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $44,635)                                                                                                  44,763
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.7%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $780)                                                        6.59%     8/1/2000                780           780
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
   (COST $45,415)                                                                                                  45,543
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                1,076
LIABILITIES                                                                                                         (782)
                                                                                                               ----------
                                                                                                                      294
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 4,530,989 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                      $45,837
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.12
=========================================================================================================================
*See Note A in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                     $45,574       $10.06
 Undistributed Net Investment Income                                                                     135          .03
 Accumulated Net Realized Gains                                                                           --           --
 Unrealized Appreciation--Note H                                                                         128          .03
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $45,837       $10.12
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM TREASURY FUND                                      COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.9%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (90.4%)
U.S. Treasury Bond                                                    7.50%   11/15/2016          $  56,670    $   64,592
U.S. Treasury Bond                                                  10.375%   11/15/2012 (3)        224,300       275,736
U.S. Treasury Bond                                                   11.25%    2/15/2015              5,100         7,569
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029             22,066        22,161
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010             33,273        33,878
U.S. Treasury Note                                                    6.00%    8/15/2009             49,400        49,069
U.S. Treasury Note                                                   6.125%    8/15/2007            204,800       204,153
U.S. Treasury Note                                                    6.50%    8/15/2005             10,700        10,829
U.S. Treasury Note                                                    6.50%   10/15/2006             65,450        66,431
U.S. Treasury Note                                                    6.50%    2/15/2010              8,815         9,106
U.S. Treasury Note                                                   6.875%    5/15/2006             40,450        41,735
U.S. Treasury Note                                                    7.00%    7/15/2006            203,200       211,054
U.S. Treasury Note                                                    7.50%    2/15/2005             85,700        89,922
Export Funding Trust (U.S. Government Guaranteed)                     8.21%   12/29/2006 (1)          1,303         1,345
Government Export Trust (U.S. Government Guaranteed)                  6.00%    3/15/2005 (1)          9,896         9,732
Guaranteed Export Trust (U.S. Government Guaranteed)                  7.46%   12/15/2005 (1)         18,413        18,586
Guaranteed Trade Trust (U.S. Government Guaranteed)                   6.69%    1/15/2009 (1)(2)      24,403        23,844
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.02%     9/1/2004 (1)          7,969         7,964
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.39%    6/26/2006 (1)          3,070         3,080
Guaranteed Trade Trust (U.S. Government Guaranteed)                   7.80%    8/15/2006 (1)          5,829         5,932
Guaranteed Trade Trust (U.S. Government Guaranteed)                   8.17%    1/15/2007 (1)          4,875         5,046
Overseas Private Investment Corp. (U.S. Government Guaranteed)        5.94%    6/20/2006 (1)         12,632        12,269
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.08%    8/14/2004 (1)         15,778        15,428
Overseas Private Investment Corp. (U.S. Government Guaranteed)       6.726%    9/15/2010 (1)         15,522        15,343
Overseas Private Investment Corp. (U.S. Government Guaranteed)        6.75%   12/15/2008 (1)          9,421         9,331
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.05%   11/15/2013 (1)         24,107        24,107
Overseas Private Investment Corp. (U.S. Government Guaranteed)        7.60%   12/15/2012 (1)         14,000        14,106
Private Export Funding Corp. (U.S. Government Guaranteed)             5.25%    5/15/2005             39,500        36,674
Private Export Funding Corp. (U.S. Government Guaranteed)             5.87%    7/31/2008             73,300        67,522
Private Export Funding Corp. (U.S. Government Guaranteed)             6.49%    7/15/2007              8,500         8,220
Private Export Funding Corp. (U.S. Government Guaranteed)             7.11%    4/15/2007             14,210        14,217
Private Export Funding Corp. (U.S. Government Guaranteed)             7.20%   11/15/2010              7,200         7,224
Private Export Funding Corp. (U.S. Government Guaranteed)             7.25%    6/15/2010             75,420        75,885
Private Export Funding Corp. (U.S. Government Guaranteed)             7.65%    5/15/2006              8,325         8,553
                                                                                                               ----------
                                                                                                                1,470,643
                                                                                                               ----------
AGENCY BONDS AND NOTES (7.5%)
Federal Home Loan Mortgage Corp.                                      7.00%    3/15/2010             23,630        23,425
Federal National Mortgage Assn.                                      7.125%    6/15/2010             98,735        98,896
                                                                                                               ----------
                                                                                                                  122,321
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,599,714)                                                                                            1,592,964
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (25.4%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             11,599        11,599
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000            402,340       402,340
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $413,939)                                                                                                413,939
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (123.3%)
   (COST $2,013,653)                                                                                            2,006,903
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
INTERMEDIATE-TERM TREASURY FUND                                                                                     (000)
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-23.3%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                           $   27,452
Security Lending Collateral Payable to Brokers--Note I                                                           (402,340)
Other Liabilities                                                                                                  (5,344)
                                                                                                                ---------
                                                                                                                 (380,232)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 158,006,543 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                   $1,626,671
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.29
=========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the value of this security was $23,844,000, representing 1.5% of net assets.
(3) Securities with a value of $2,459,000 have been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,684,650       $10.66
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                     (51,229)        (.33)
 Unrealized Depreciation--Note H                                                                      (6,750)        (.04)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,626,671       $10.29
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (72.9%)
-------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.6%)
American Express Credit Account Master Trust                          5.85%   11/15/2006 (1)      $   5,000    $    4,769
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.31%    9/25/2008 (1)          4,409         4,247
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.32%    9/25/2005 (1)          1,650         1,617
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.38%    9/25/2008 (1)         15,000        14,490
California Infrastructure & Econ. Dev.
   Bank Special Purpose Trust PG&E-1                                  6.42%    9/25/2008 (1)          1,800         1,742
Citibank Credit Card Master Trust                                     6.30%    5/15/2008 (1)         10,000         9,410
Citicorp Lease Pass-Through Trust                                     7.22%    6/15/2005 (1)(2)       1,817         1,785
ComEd Transitional Funding Trust                                      5.63%    6/25/2009 (1)         15,000        13,867
Illinois Power Special Purpose Trust                                  5.54%    6/25/2009 (1)          7,000         6,441
PECO Energy Transition Trust                                          6.05%     3/1/2009 (1)         10,675        10,052
PP&L Transitional Trust                                               7.05%    6/25/2009 (1)          4,325         4,290
Standard Credit Card Master Trust                                     7.25%     4/7/2008 (1)          3,200         3,194
                                                                                                               ----------
                                                                                                                   75,904
                                                                                                               ----------
FINANCE (28.3%)
   AUTOMOBILE (2.2%)
   Ford Motor Credit Co.                                              5.80%    1/12/2009             25,000        21,836
   General Motors Acceptance Corp.                                    7.75%    1/19/2010             15,000        14,990

   BANKS (9.3%)
   Banc One Corp                                                     7.875%     8/1/2010              8,000         7,954
   The Bank of New York Co., Inc.                                     8.50%   12/15/2004             10,000        10,288
   BankAmerica Corp.                                                  7.20%    4/15/2006             10,000         9,757
   Capital One Bank                                                   6.70%    5/15/2008             12,178        10,953
   Compass Bank                                                       6.45%     5/1/2009             10,000         8,887
   First Bank N.A.                                                    6.00%   10/15/2003              4,200         4,009
   First Bank System, Inc.                                           6.875%    9/15/2007             10,000         9,574
   First Maryland Bancorp                                            6.875%     6/1/2009             15,000        13,846
   First Security Corp.                                              6.875%   11/15/2006             10,917        10,405
   First Tennessee Bank                                               5.75%    12/1/2008              5,000         4,273
   Mellon Bank Corp.                                                  7.00%    3/15/2006             10,500        10,210
   Mellon Bank Corp.                                                 7.625%    9/15/2007              5,000         4,976
   Mercantile Bancorp                                                 7.30%    6/15/2007              6,175         6,016
   Meridian Bancorp, Inc.                                            6.625%    3/15/2003              3,000         2,918
   National City Corp.                                               6.625%     3/1/2004              6,700         6,484
   PNC Bank N.A.                                                     7.875%    4/15/2005              5,000         5,018
   Southern National Corp.                                            7.05%    5/23/2003             13,000        12,781
   US Bancorp                                                        6.875%    12/1/2004              6,000         5,831
   Wells Fargo Co.                                                    6.25%    4/15/2008             10,000         9,174

   CONSUMERS (1.2%)
   Norwest Financial, Inc.                                            7.20%     5/1/2007              5,000         4,905
   Norwest Financial, Inc.                                            7.50%    4/15/2005              5,000         4,988
   Sears Roebuck Acceptance Corp.                                     6.69%    4/30/2001              5,000         4,963
   Sears Roebuck Acceptance Corp.                                     6.80%    10/9/2002              5,000         4,914

   DIVERSIFIED (1.0%)
   Associates Corp. of North America                                  6.25%    11/1/2008              5,000         4,504
   Finova Capital Corp.                                               6.75%   11/15/2004              5,000         4,300
   Finova Capital Corp.                                               7.40%     5/6/2006              5,000         4,200
   Heller Financial Inc.                                             7.375%    11/1/2009              4,000         3,791

   INSURANCE (5.6%)
   AIG SunAmerica Global Financing II                                 7.60%    6/15/2005 (2)         10,000        10,104
   Conseco Inc.                                                       6.40%    2/10/2003             10,000         6,900
   Conseco Inc.                                                       9.00%   10/15/2006              9,361         6,319

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   John Hancock Global Funding II                                     7.90%     7/2/2010 (2)       $ 10,000    $   10,047
   Horace Mann Educators Corp.                                       6.625%    1/15/2006              8,250         7,517
   Liberty Financial Co.                                              6.75%   11/15/2008             17,000        15,124
   MONY Group Inc.                                                    8.35%    3/15/2010             10,000         9,927
   NAC Re Corp.                                                       7.15%   11/15/2005              6,500         6,282
   Prudential Insurance Co. of America                               6.375%    7/23/2006 (2)         10,800        10,012
   Reinsurance Group of America Inc.                                  7.25%     4/1/2006 (2)         10,000         9,497

   OTHER (9.0%)
   Bear Stearns & Co., Inc.                                          7.625%    12/7/2009             20,000        19,370
   Bradley Operating LP                                               7.20%    1/15/2008              4,000         3,144
   Cabot Industrial Properties LP                                    7.125%     5/1/2004              8,000         7,663
   Donaldson Lufkin & Jenrette, Inc.                                  6.50%     4/1/2008              5,000         4,587
   ERAC USA Finance Co.                                              6.625%    5/15/2006 (2)         15,000        13,913
   ERAC USA Finance Co.                                               7.95%   12/15/2009 (2)          8,775         8,499
   Evans Withycombe Residential, Inc.                                 7.50%    4/15/2004              3,000         2,952
   First Industrial LP                                                7.00%    12/1/2006              1,500         1,378
   First Industrial LP                                                7.60%    5/15/2007              3,000         2,849
   Goldman Sachs Group                                                7.80%    1/28/2010             15,000        14,941
   Irvine Apartment Communities Inc.                                  7.00%    10/1/2007              5,000         4,502
   Lehman Brothers Holdings Inc.                                     6.625%     2/5/2006             13,000        12,202
   Merry Land & Investment Co., Inc.                                 6.875%    11/1/2004              2,000         1,924
   Merry Land & Investment Co., Inc.                                  6.90%     8/1/2007              5,000         4,644
   Morgan Stanley, Dean Witter & Co.                                  8.00%    6/15/2010              5,000         5,081
   Oasis Residential Inc.                                             6.75%   11/15/2001              2,500         2,456
   Reckson Operating Partnership LP                                   7.40%    3/15/2004              5,000         4,835
   Regency Centers LP                                                 7.40%     4/1/2004 (1)          3,000         2,886
   Salomon Inc.                                                       6.74%   12/15/2003              5,000         4,890
   Salomon Smith Barney Holdings Inc.                                6.875%    6/15/2005              5,000         4,857
   Charles Schwab Corp.                                               8.05%     3/1/2010             10,000        10,125
   Security Capital Group                                             7.15%    6/15/2007              2,000         1,798
   Topaz Ltd.                                                         6.92%    3/10/2007 (1)(2)       8,982         8,768
                                                                                                               ----------
                                                                                                                  466,738
                                                                                                               ----------

INDUSTRIAL (24.4%)
   AEROSPACE AND DEFENSE (0.6%)
   PanAmSat Corp.                                                    6.375%    1/15/2008              5,000         4,445
   Raytheon Co.                                                       6.75%    8/15/2007              5,450         5,111

   AUTOMOTIVE (1.5%)
   Daimler-Chrysler North America Holding Corp.                       7.20%     9/1/2009             25,000        24,129

   CABLE (0.4%)
   TCI Communications, Inc.                                           7.25%     8/1/2005              7,000         6,909

   CHEMICALS (1.1%)
   E.I. du Pont de Nemours & Co.                                     6.875%   10/15/2009              7,000         6,770
   Hercules Inc.                                                      6.60%     8/1/2027 (1)          2,500         2,301
   Rohm & Haas Co.                                                    7.40%    7/15/2009             10,000         9,897

   CONSUMER GOODS AND SERVICES (1.5%)
   Anheuser-Busch Cos., Inc.                                          6.75%     6/1/2005              2,000         1,950
   Anheuser-Busch Cos., Inc.                                          7.10%    6/15/2007             10,000         9,766
   Dial Corp.                                                         6.50%    9/15/2008              5,000         4,319
   Minnesota Mining & Manufacturing ESOP Trust                        5.62%    7/15/2009 (1)(2)       8,648         7,959

   ENERGY AND RELATED GOODS AND SERVICES (1.6%)
   Baker Hughes Inc.                                                 7.875%    6/15/2004              2,000         2,021
   Enterprise Products                                                8.25%    3/15/2005              8,300         8,309
   Tosco Trust                                                        8.58%     3/1/2010 (2)         15,750        16,016

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   GAMING (1.7%)
   Harrahs Operating Co., Inc.                                        7.50%    1/15/2009          $  18,000    $   16,695
   Park Place Entertainment                                           8.50%   11/15/2006             10,610        10,627

   GENERAL INDUSTRIAL (1.0%)
   Allied Signal Inc.                                                 6.20%     2/1/2008             13,300        12,366
   Parker Retirement Savings Plan Trust                               6.34%    7/15/2008 (1)(2)       4,205         3,956

   GROCERY STORES (0.3%)
   American Stores Co.                                                7.40%    5/15/2005              5,000         4,962

   HEALTH CARE (1.4%)
   Boston Scientific Corp.                                           6.625%    3/15/2005              7,620         7,147
   Cardinal Health, Inc.                                              6.00%    1/15/2006              8,845         8,091
   Cardinal Health, Inc.                                              6.50%    2/15/2004              3,500         3,354
   The Upjohn Co. ESOP Trust                                          9.79%     2/1/2004 (1)          4,967         5,237

   MEDIA AND ENTERTAINMENT (0.4%)
   Continental Cablevision                                            8.30%    5/15/2006              7,000         7,195

   OTHER (1.1%)
   International Speedway Corp.                                      7.875%   10/15/2004              5,000         4,895
   Republic Service                                                  7.125%    5/15/2009             11,650        10,544
   Waste Management Inc.                                              7.00%    10/1/2004              2,295         2,144

   PAPER AND PACKAGING (1.0%)
   International Paper Co.                                            6.50%   11/15/2007              6,000         5,460
   International Paper Co.                                           7.625%    1/15/2007             11,750        11,519

   RETAIL (1.8%)
   Federated Department Stores                                        8.50%     6/1/2010              8,000         7,858
   May Department Stores Co.                                          8.00%    7/15/2012             12,000        12,036
   Wal-Mart Stores, Inc.                                             6.875%    8/10/2009             10,000         9,748

   TECHNOLOGY AND RELATED (3.2%)
   Applied Materials, Inc.                                            6.75%   10/15/2007             11,250        10,678
   Applied Materials, Inc.                                            8.00%     9/1/2004              5,000         5,067
   Computer Sciences Corp.                                            6.25%    3/15/2009             10,000         9,057
   First Data Corp.                                                  6.375%   12/15/2007             12,000        11,232
   Lucent Technologies Inc.                                           7.25%    7/15/2006             10,000        10,065
   Tektronix                                                          7.50%     8/1/2003              2,000         1,895
   Tektronix                                                         7.625%    8/15/2002              5,310         5,134

   TRANSPORTATION (5.8%)
   Burlington Northern Railroad Co. Equipment Trust                   7.33%    6/23/2010 (1)          4,004         3,929
   Continental Airlines Pass-Through Trust                           6.748%    9/15/2018 (1)          8,753         7,640
   Continental Airlines Pass-Through Trust                           7.434%    3/15/2006 (1)          5,000         4,860
   Continental Airlines Pass-Through Trust                           8.321%    11/1/2006 (1)          4,000         3,994
   Delta Airlines, Inc.                                             10.375%     2/1/2011             16,000        17,543
   Delta Airlines, Inc. Pass-Through Trust                           7.541%   10/11/2011 (1)          4,227         3,907
   Delta Airlines, Inc. Pass-Through Trust                            8.54%     1/2/2007 (1)          2,474         2,481
   Hertz Corp.                                                       6.625%    5/15/2008              5,000         4,623
   Hertz Corp.                                                       7.625%    8/15/2007              5,000         4,972
   Northwest Airlines Corp. Pass-Through Trust                        8.07%     7/2/2016 (1)         10,869        10,439
   Union Pacific Railroad Co. Equipment Trust                         6.12%     2/1/2004 (1)          2,000         1,902
   United Airlines Pass-Through Certificates                          8.03%     2/1/2013 (1)         30,000        29,986
                                                                                                               ----------
                                                                                                                  403,140
                                                                                                               ----------
UTILITIES (15.6%)
Alliant Energy Resources Corp.                                       7.375%    11/9/2009             15,000        14,515
Ameritech Capital Funding                                             6.15%    1/15/2008             10,000         9,112
Baltimore Gas & Electric Co.                                          6.25%    12/8/2005              5,000         4,757

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
INTERMEDIATE-TERM CORPORATE FUND                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Baltimore Gas & Electric Co.                                          6.70%    12/1/2006          $   9,000    $    8,756
BellSouth Capital Funding                                             7.75%    2/15/2010             15,000        15,049
Cinergy Global Resources                                              6.20%    11/3/2008 (2)(3)      10,000         9,044
Coastal Corp.                                                        9.625%    5/15/2012             10,000        11,313
Consolidated Edison Inc.                                              6.25%     2/1/2008              7,750         7,152
East Coast Power                                                     6.737%    3/31/2008 (1)          2,733         2,587
FPL Group Capital                                                    7.375%     6/1/2009             10,000         9,706
FPL Group Capital                                                    7.625%    9/15/2006              5,000         5,002
GTE Corp.                                                             6.36%    4/15/2006              5,000         4,725
GTE Northwest Inc.                                                    5.55%   10/15/2008             15,000        13,072
GTE South Inc.                                                        6.00%    2/15/2008              7,000         6,322
KeySpan Gas East Corp.                                               7.875%     2/1/2010             10,000        10,070
LG&E Capital Corp.                                                    6.46%    1/15/2008 (2)          5,000         4,499
Limestone Electron Trust                                             8.625%    3/15/2003              5,000         5,051
Midamerican Energy Holdings Co.                                      6.375%    6/15/2006              5,000         4,705
NRG South Central Generating LLC                                     8.962%    3/15/2016 (1)(2)      15,000        15,211
Nipsco Capital Markets                                                7.39%     4/1/2004              9,000         8,813
Northern Border Pipeline Co.                                          7.75%     9/1/2009              7,000         6,937
Nstar                                                                 8.00%    2/15/2010             20,000        20,211
Osprey Trust                                                          8.31%    1/15/2003 (2)          5,000         5,027
Progress Capital Holdings                                             7.45%     9/1/2003 (2)         10,000         9,942
PSE&G Capital Corp.                                                   6.25%    5/15/2003 (2)         10,000         9,665
Reliant Energy Resources                                             8.125%    7/15/2005 (2)         10,000        10,017
Sempra Energy                                                         7.95%     3/1/2010             15,000        15,239
Southwestern Bell Telephone                                           6.59%    9/29/2008              5,650         5,327
Yosemite Security Trust                                               8.25%   11/15/2004 (2)          5,000         5,014
                                                                                                               ----------
                                                                                                                  256,840
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $1,252,831)                                                                                            1,202,622
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (2.8%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    6.50%    2/15/2010             34,305        35,436
U.S. Treasury Note                                                    6.75%    5/15/2005             11,125        11,398
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $46,419)                                                                                                  46,834
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(21.5%)
-------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated Inc.                                             8.55%     8/1/2010              5,000         4,986
Amvescap PLC                                                         6.375%    5/15/2003              5,000         4,809
Amvescap PLC                                                          6.60%    5/15/2005              5,825         5,504
Australian Gas Light Co.                                              6.40%    4/15/2008 (2)         10,000         9,097
BCH Cayman Islands Ltd.                                               6.50%    2/15/2006              5,000         4,732
BSCH Issuances Ltd.                                                  7.625%    11/3/2009             10,000         9,916
Banco Santiago SA                                                     7.00%    7/18/2007              8,875         7,997
Barclays Bank PLC                                                     7.40%   12/15/2009             18,970        18,544
Cable & Wireless Optus Finance                                        8.00%    6/22/2010 (2)         17,000        17,009
Cemex SA De C.V.                                                     8.625%    7/18/2003 (2)          5,175         5,188
Commonwealth Bank of Australia                                        8.50%     6/1/2010             10,000        10,396
Corporacion Nacional del Cobre de Chile                              7.375%     5/1/2009 (2)         13,890        13,191
DBS Group Holdings Ltd.                                              7.875%    4/15/2010 (2)         16,700        16,736
Deutsche Telekom International Finance                                8.00%    6/15/2010              7,000         7,057
The Development Bank of Singapore Ltd.                               7.875%    8/10/2009 (2)          7,000         7,016
Diageo PLC                                                            7.25%    11/1/2009             20,000        19,616
Embotelladora Andina SA                                               7.00%    10/1/2007              5,000         4,669
Imperial Tobacco                                                     7.125%     4/1/2009              5,000         4,454
Israel Electric Corp.                                                 7.75%     3/1/2009 (2)         19,375        18,740
Kimberly-Clark de Mexico                                             8.875%     8/1/2009 (2)          4,090         4,111
National Australia Bank                                               8.60%    5/19/2010             25,000        26,278
Oil Enterprises Ltd.                                                 6.239%    6/30/2008 (1)(2)(3)    6,717         6,327
PacifiCorp Australia LLC                                              6.15%    1/15/2008 (2)(4)      14,000        12,794
Pemex Finance Ltd.                                                    6.55%    2/15/2008 (1)(4)       5,000         4,790

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Pemex Finance Ltd.                                                    9.03%    2/15/2011 (1)(2)   $  20,000    $   20,562
Pemex Finance Ltd.                                                    9.69%    8/15/2009 (1)         15,000        15,831
Petroliam Nasional Bhd.                                              7.125%   10/18/2006 (2)          8,500         8,108
Petroliam Nasional Bhd.                                               7.75%    8/15/2015 (2)          5,000         4,701
Pohang Iron & Steel Co. Ltd.                                         6.625%     7/1/2003              5,400         5,181
Pohang Iron & Steel Co. Ltd.                                         7.125%    7/15/2004              2,200         2,117
Pohang Iron & Steel Co. Ltd.                                         7.125%    11/1/2006              5,445         5,142
Republic of Chile                                                    6.875%    4/28/2009                875           814
Republic of South Africa                                             9.125%    5/19/2009              5,220         5,183
The State of Qatar                                                    9.50%    5/21/2009 (2)          9,400         9,714
TPSA Finance BV                                                       7.75%   12/10/2008 (2)         13,000        12,431
Telefonica de Argentina                                              9.125%     5/7/2008 (2)          2,705         2,549
United Mexican States                                                 8.50%     2/1/2006              3,360         3,350
Vodafone Airtouch PLC                                                 7.75%    2/15/2010 (2)         15,000        14,980
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $356,524)                                                                                                354,620
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.8%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             29,541        29,541
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             33,094        33,094
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $62,635)                                                                                                  62,635
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
  (COST $1,718,409)                                                                                             1,666,711
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               31,636
Liabilities--Note I                                                                                               (48,673)
                                                                                                               ----------
                                                                                                                  (17,037)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 180,027,402 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,649,674
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $9.16
=========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $352,229,000, representing 21.4% of net assets.
(3) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(4) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

-------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,743,550        $9.68
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                     (42,178)        (.23)
 Unrealized Depreciation--Note H                                                                     (51,698)        (.29)
-------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,649,674        $9.16
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM TREASURY FUND                                              COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.5%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (91.1%)
U.S. Treasury Bond                                                    6.00%    2/15/2026          $     300    $      298
U.S. Treasury Bond                                                    6.25%    5/15/2030             23,975        25,537
U.S. Treasury Bond                                                    6.75%    8/15/2026             99,200       108,357
U.S. Treasury Bond                                                   6.875%    8/15/2025              5,650         6,238
U.S. Treasury Bond                                                    7.50%   11/15/2016             30,500        34,764
U.S. Treasury Bond                                                   7.875%    2/15/2021            141,902       170,806
U.S. Treasury Bond                                                   8.125%    8/15/2019             73,515        89,861
U.S. Treasury Bond                                                   8.125%    5/15/2021            170,050       209,828
U.S. Treasury Bond                                                   8.875%    2/15/2019            113,410       147,501
U.S. Treasury Bond                                                    9.25%    2/15/2016             58,850        76,972
U.S. Treasury Bond                                                   9.875%   11/15/2015             75,400       102,983
U.S. Treasury Inflation-Indexed Note                                 3.875%    4/15/2029              6,877         6,907
U.S. Treasury Inflation-Indexed Note                                 3.875%    1/15/2009             14,080        13,918
U.S. Treasury Inflation-Indexed Note                                  4.25%    1/15/2010             17,792        18,116
Private Export Funding Corp. (U.S. Government Guaranteed)             6.67%    9/15/2009             12,000        11,579
Private Export Funding Corp. (U.S. Government Guaranteed)             7.20%   11/15/2010              5,150         5,167
Private Export Funding Corp. (U.S. Government Guaranteed)             7.25%    6/15/2010             47,430        47,723
                                                                                                               ----------
                                                                                                                1,076,555
                                                                                                               ----------
AGENCY BONDS AND NOTES (5.4%)
Federal Home Loan Bank                                                5.80%     9/2/2008             55,700        51,043
Federal Home Loan Mortgage Corp.                                      7.00%    3/15/2010             13,500        13,383
                                                                                                               ----------
                                                                                                                   64,426
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $1,089,089)                                                                                            1,140,981
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             14,097        14,097
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000             39,814        39,814
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $53,911)                                                                                                  53,911
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
  (COST $1,143,000)                                                                                             1,194,892
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.1%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               30,015
Security Lending Collateral Payable to Brokers--Note I                                                            (39,814)
Other Liabilities                                                                                                  (3,097)
                                                                                                               ----------
                                                                                                                  (12,896)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 114,720,462 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,181,996
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.30
=========================================================================================================================

*See Note A in Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------

                                                                                                      AMOUNT          PER
LONG-TERM TREASURY FUND                                                                                (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $1,150,271       $10.03
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses                                                                      (20,167)        (.18)
Unrealized Appreciation--Note H                                                                       51,892          .45
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $1,181,996       $10.30
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (79.4%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (22.3%)
Allstate Corp.                                                        6.75%    5/15/2018          $  20,000    $   17,680
Allstate Corp.                                                        7.50%    6/15/2013             10,000         9,502
Ambac, Inc.                                                           7.50%     5/1/2023             20,000        18,504
American Re Corp.                                                     7.45%   12/15/2026             17,277        16,326
Associates Corp. of North America                                     6.25%    11/1/2008             25,000        22,518
Banc One Corp.                                                        7.75%    7/15/2025             25,000        23,860
Bank of America Corp.                                                 8.50%    1/15/2007             15,000        15,592
BankBoston Corp.                                                     6.625%    12/1/2005             30,000        28,538
CIGNA Corp.                                                          7.875%    5/15/2027             25,000        23,478
Cincinnati Financial Corp.                                            6.90%    5/15/2028             20,000        17,107
Citicorp                                                             7.125%     9/1/2005             15,000        14,849
Citigroup, Inc.                                                      6.625%    1/15/2028             25,000        21,667
Equitable Cos. Inc.                                                   7.00%     4/1/2028             25,000        22,378
Exxon Capital Corp.                                                   6.00%     7/1/2005             10,000         9,583
Farmers Exchange Capital                                              7.05%    7/15/2028 (2)         30,000        24,486
Fifth Third Bancorp                                                   6.75%    7/15/2005             20,000        19,406
First Chicago Corp.                                                  6.375%    1/30/2009             15,000        13,536
First Union Corp.                                                     6.00%   10/30/2008             10,000         8,841
Fleet Financial Group                                                6.875%    1/15/2028             25,000        22,064
General Electric Capital Corp.                                       8.125%    5/15/2012             42,000        44,667
General Electric Capital Services                                     7.50%    8/21/2035             10,960        11,123
General Electric Global Insurance Holdings Corp.                      7.00%    2/15/2026             50,000        46,214
General Re Corp.                                                      9.00%    9/12/2009             15,000        16,248
John Hancock Mutual Life Insurance Co.                               7.375%    2/15/2024 (2)         50,000        46,309
Liberty Mutual Insurance Co.                                          8.50%    5/15/2025 (2)         35,000        31,736
Lumbermens Mutual Casualty Co.                                        9.15%     7/1/2026 (2)         15,110        13,253
MBIA Inc.                                                             7.00%   12/15/2025              7,550         6,566
Massachusetts Mutual Life                                             7.50%     3/1/2024 (2)          8,710         8,268
Massachusetts Mutual Life                                            7.625%   11/15/2023 (2)         15,970        15,371
Metropolitan Life Insurance Co.                                       7.80%    11/1/2025 (2)         35,000        33,259
National City Bank Pennsylvania                                       7.25%   10/21/2011             10,000         9,422
National City Corp.                                                   7.20%    5/15/2005             10,000         9,810
NationsBank Corp.                                                     7.75%    8/15/2004             15,000        15,181
NationsBank Corp.                                                     7.75%    8/15/2015             10,000         9,947
Republic New York Corp.                                               9.70%     2/1/2009             10,000        10,995
SunTrust Banks                                                        6.00%    2/15/2026             20,000        18,494
Transamerica Corp.                                                   9.375%     3/1/2008             10,000        10,834
Transamerica Financial Corp.                                         6.125%    11/1/2001             15,000        14,740
Travelers Property Casualty Corp.                                     7.75%    4/15/2026             25,000        24,002
UNUM Corp.                                                            6.75%   12/15/2028             25,000        18,354
Wachovia Corp.                                                       6.605%    10/1/2025             30,000        28,810
Wachovia Corp.                                                        6.80%     6/1/2005             10,000         9,713
                                                                                                               ----------
                                                                                                                  803,231
                                                                                                               ----------
INDUSTRIAL (46.6%)
   AEROSPACE AND DEFENSE (1.5%)
   Lockheed Martin Corp.                                              7.65%     5/1/2016             35,000        33,395
   Raytheon Co.                                                       7.20%    8/15/2027             25,000        22,470

   AUTOMOTIVE (4.0%)
   Chrysler Corp.                                                     7.45%     3/1/2027             25,000        23,994
   Eaton Corp.                                                       7.625%     4/1/2024             15,000        14,297
   Ford Motor Co.                                                     8.90%    1/15/2032             40,000        43,280
   General Motors Corp.                                               7.40%     9/1/2025             30,000        28,338
   General Motors Corp.                                               7.70%    4/15/2016             10,000         9,873
   General Motors Corp.                                               9.40%    7/15/2021             20,000        22,910

   BUILDING MATERIALS AND RELATED (0.6%)
   Georgia-Pacific Group                                              7.25%     6/1/2028             25,000        21,378

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   CABLE (0.6%)
   Comcast Cable Communications                                       6.20%   11/15/2008          $  25,000    $   22,575

   CHEMICALS (3.5%)
   E.I. du Pont de Nemours & Co.                                      6.50%    1/15/2028             25,000        22,158
   E.I. du Pont de Nemours & Co.                                      6.75%     9/1/2007             25,000        24,182
   Ferro Corp.                                                       7.125%     4/1/2028             10,000         8,505
   Monsanto Co.                                                       6.75%   12/15/2027             25,000        22,615
   Monsanto Co.                                                      8.875%   12/15/2009             20,000        21,923
   Rohm & Haas Co.                                                    7.85%    7/15/2029             25,000        25,342

   CONSUMER GOODS AND SERVICES (6.1%)
   Bestfoods                                                         6.625%    4/15/2028             30,000        26,476
   CPC International, Inc.                                            7.25%   12/15/2026             30,000        28,642
   Coca Cola Enterprises                                              5.75%    11/1/2008             25,000        22,131
   The Walt Disney Co.                                                6.75%    3/30/2006             25,000        24,537
   Kimberly-Clark Corp.                                               6.25%    7/15/2018             25,000        22,077
   Procter & Gamble Co.                                               6.45%    1/15/2026             27,000        24,020
   Procter & Gamble Co.                                               8.50%    8/10/2009             10,000        10,755
   Procter & Gamble Co. ESOP                                          9.36%     1/1/2021             35,000        39,890
   Whirlpool Corp.                                                    9.10%     2/1/2008             20,000        20,812

   ENERGY AND RELATED GOODS AND SERVICES (3.8%)
   Mobil Corp.                                                       8.625%    8/15/2021             22,000        25,003
   Texaco Capital, Inc.                                              8.625%   11/15/2031             13,000        14,614
   Texaco Capital, Inc.                                               9.75%    3/15/2020             17,000        21,035
   USX Corp.                                                          6.85%     3/1/2008             45,000        42,170
   Ultramar Diamond Shamrock                                          7.20%   10/15/2017             20,000        18,084
   United Technologies Corp.                                         8.875%   11/15/2019             15,000        16,981

   FOOD AND LODGING (1.1%)
   Joseph Seagram & Sons, Inc.                                        7.50%   12/15/2018             20,000        19,302
   Sysco Corp.                                                        6.50%     8/1/2028             22,000        18,850

   GENERAL INDUSTRIAL (4.9%)
   Caterpillar Inc.                                                  6.625%    7/15/2028             25,000        21,253
   Hubbell Inc.                                                      6.625%    10/1/2005             10,000         9,799
   Illinois Tool Works, Inc.                                          5.75%     3/1/2009             25,000        22,311
   Minnesota Mining & Manufacturing Corp.                            6.375%    2/15/2028             35,000        31,028
   Morton International, Inc.                                         9.25%     6/1/2020             10,000        11,550
   PPG Industries, Inc.                                              6.875%    2/15/2012             10,200         9,586
   PPG Industries, Inc.                                               9.00%     5/1/2021              9,750        10,995
   Parker-Hannifin Corp.                                              7.30%    5/15/2011             20,000        18,943
   USA Waste Services Inc.                                            7.00%    7/15/2028             25,000        20,236
   Vulcan Materials Co.                                               6.00%     4/1/2009             25,000        22,231

   HEALTH CARE (4.4%)
   Baxter International, Inc.                                         7.65%     2/1/2027             25,000        23,675
   Bristol-Myers Squibb Co.                                           6.80%   11/15/2026             35,000        33,351
   Johnson & Johnson                                                  6.95%     9/1/2029             25,000        24,239
   Eli Lilly & Co.                                                   7.125%     6/1/2025             50,000        48,881
   Merck & Co.                                                        6.30%     1/1/2026             30,000        26,772

   MEDIA AND ENTERTAINMENT (4.5%)
   New York Times Co.                                                 8.25%    3/15/2025             30,000        29,225
   News America Holdings Inc.                                         8.00%   10/17/2016             30,000        29,018
   E.W. Scripps Co.                                                  6.625%   10/15/2007             20,000        18,847
   Time Warner Inc.                                                  6.625%    5/15/2029             25,000        21,147
   Tribune Co.                                                       6.875%    11/1/2006             20,000        19,274
   Washington Post Co.                                                5.50%    2/15/2009             50,000        44,067

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
LONG-TERM CORPORATE FUND                                             COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   METAL (1.2%)
   Aluminum Co. of America                                            6.75%    1/15/2028          $  35,000    $   31,330
   Phelps Dodge Corp.                                                7.125%    11/1/2027             12,500        10,513

   PAPER AND PACKAGING (3.4%)
   Champion International Corp.                                       7.35%    11/1/2025             30,000        26,713
   International Paper Co.                                           6.875%    11/1/2023             10,000         8,513
   Mead Corp.                                                         7.35%     3/1/2017             10,350         9,612
   Tenneco Packaging                                                 8.125%    6/15/2017             20,000        17,675
   Tenneco Packaging                                                 8.375%    4/15/2027             15,000        13,277
   Westvaco Corp.                                                     9.75%    6/15/2020             15,000        16,703
   Weyerhaeuser Co.                                                   8.50%    1/15/2025             30,000        31,102

   TECHNOLOGY AND RELATED (3.2%)
   International Business Machines Corp.                              7.00%   10/30/2025             50,000        47,773
   Lucent Technologies, Inc.                                          6.45%    3/15/2029             25,000        21,764
   Motorola, Inc.                                                     7.50%    5/15/2025             45,000        44,939

   TELECOMMUNICATIONS (0.7%)
   AirTouch Communications, Inc.                                      6.35%     6/1/2005             25,000        23,785

   TRANSPORTATION (3.1%)
   Burlington Northern Santa Fe Corp.                                6.375%   12/15/2005             12,500        11,831
   Burlington Northern Santa Fe Corp.                                6.875%    12/1/2027             25,000        21,916
   CSX Corp.                                                          7.95%     5/1/2027             35,000        33,683
   Norfolk Southern Corp.                                             7.80%    5/15/2027             35,000        33,924
   Union Tank Car Co.                                                7.125%     2/1/2007             10,000         9,525
                                                                                                               ----------
                                                                                                                1,673,620
                                                                                                               ----------
UTILITIES (10.5%)
AT&T Corp.                                                            6.50%    3/15/2029             50,000        41,803
Cincinnati Bell, Inc.                                                 6.30%    12/1/2028             25,000        16,900
Coastal Corp.                                                        9.625%    5/15/2012             15,000        16,970
Duke Energy Corp.                                                     6.00%    12/1/2028             25,000        20,222
El Paso Natural Gas Co.                                               7.50%   11/15/2026             25,000        24,134
Florida Power Corp.                                                   6.75%     2/1/2028             22,375        19,718
GTE California Inc.                                                   6.70%     9/1/2009             25,000        23,402
GTE Southwest, Inc.                                                   6.00%    1/15/2006             10,000         9,286
Indiana Bell Telephone Co., Inc.                                      7.30%    8/15/2026             35,000        33,208
Michigan Bell Telephone Co.                                           7.85%    1/15/2022             25,000        25,361
New Jersey Bell Telephone Co.                                         8.00%     6/1/2022             25,000        25,488
Northern States Power Co.                                            7.125%     7/1/2025             30,000        28,002
Oklahoma Gas & Electric Co.                                           6.50%    4/15/2028             12,770        10,757
Pacific Bell                                                         7.125%    3/15/2026             15,000        14,102
PacifiCorp                                                           6.625%     6/1/2007             10,000         9,492
Sprint Capital Corp.                                                 6.875%   11/15/2028             35,000        30,466
Wisconsin Electric Power Co.                                          6.50%     6/1/2028             25,000        21,550
Wisconsin Power & Light                                               5.70%   10/15/2008              7,500         6,583
                                                                                                               ----------
                                                                                                                  377,444
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,052,711)                                                                                            2,854,295
-------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR-DENOMINATED)(1.0%)
-------------------------------------------------------------------------------------------------------------------------
Province of Manitoba                                                 8.875%    9/15/2021             10,000        11,669
Province of Ontario                                                   6.00%    2/21/2006             15,000        14,161
Province of Saskatchewan                                              8.50%    7/15/2022             10,000        11,056
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $38,078)                                                                                                  36,886
-------------------------------------------------------------------------------------------------------------------------

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
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                          COUPON                    DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.7%)
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.3%)
U.S. Treasury Bond                                         5.50%               8/15/2028          $ 125,000    $  116,833
                                                                                                               ----------


AGENCY BONDS AND NOTES (4.0%)
Federal National Mortgage Assn.                            5.75%               6/15/2005            100,000        94,875
Federal National Mortgage Assn.                           7.125%               1/15/2030             50,000        50,474
                                                                                                               ----------
                                                                                                                  145,349
                                                                                                               ----------
MORTGAGE-BACKED SECURITIES (9.4%)
Federal National Mortgage Assn.                           5.735%                1/1/2009 (1)         14,739        13,359
Federal National Mortgage Assn.                           15.50%               10/1/2012 (1)              4             4
Government National Mortgage Assn.                         6.00%     5/15/2028-3/15/2029 (1)        282,441       260,437
Government National Mortgage Assn.                         6.50%     2/15/2028-1/15/2029 (1)         69,395        65,880
                                                                                                               ----------
                                                                                                                  339,680
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $627,269)                                                                                                601,862
-------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.6%)
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                     6.59%                8/1/2000             51,405        51,405
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                             6.60%                8/1/2000            183,848       183,848
-------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $235,253)                                                                                                235,253
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.7%)
  (COST $3,953,311)                                                                                             3,728,296
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.7%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               64,299
Security Lending Collateral Payable to Brokers--Note I                                                           (183,848)
Other Liabilities                                                                                                 (13,019)
                                                                                                               ----------
                                                                                                                 (132,568)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 441,964,083 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $3,595,728
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $8.14
=========================================================================================================================

*See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $172,682,000, representing 4.8% of net assets.

-------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                   $3,835,984        $8.68
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses                                                                      (15,241)        (.03)
Unrealized Depreciation--Note H                                                                     (225,015)        (.51)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $3,595,728        $8.14
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD CORPORATE FUND                                            COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (90.8%)
-------------------------------------------------------------------------------------------------------------------------
FINANCE (2.5%)
Bank United Corp.                                                     8.00%    3/15/2009           $ 15,000    $   13,050
Bank United Corp.                                                    8.875%     5/1/2007             30,000        26,932
Chevy Chase Savings Bank                                              9.25%    12/1/2008             15,000        13,463
Imperial Credit Industries, Inc.                                     9.875%    1/15/2007             18,000        12,420
Navistar Financial Corp.                                              9.00%     6/1/2002             15,000        15,000
Sovereign Bancorp, Inc.                                              10.50%   11/15/2006             25,000        25,125
Western Financial Savings Bank                                        8.50%     7/1/2003             17,000        15,513
Western Financial Savings Bank                                       8.875%     8/1/2007             20,000        17,650
                                                                                                               ----------
                                                                                                                  139,153
                                                                                                               ----------
INDUSTRIAL (80.1%)
   AEROSPACE AND DEFENSE (2.0%)
   Argo-Tech Corp.                                                   8.625%    10/1/2007             16,000        12,000
   K & F Industries, Inc.                                             9.25%   10/15/2007             27,000        25,920
   L-3 Communications Corp.                                           8.50%    5/15/2008              8,425         7,835
   L-3 Communications Corp.                                         10.375%     5/1/2007             20,000        20,400
   Newport News Shipbuilding Inc.                                    8.625%    12/1/2006             25,000        24,875
   Newport News Shipbuilding Inc.                                     9.25%    12/1/2006             20,000        20,100

   AUTOMOTIVE (4.7%)
   Accuride Corp.                                                     9.25%     2/1/2008             20,000        17,000
   Delco Remy International Inc.                                    10.625%     8/1/2006             12,000        11,940
   Dura Operating Corp.                                               9.00%     5/1/2009             10,000         8,900
   Federal-Mogul Corp.                                                7.75%     7/1/2006             54,810        44,122
   Federal-Mogul Corp.                                                8.80%    4/15/2007             18,750        15,375
   Hayes Wheels International, Inc.                                  11.00%    7/15/2006             15,000        15,150
   Hayes Wheels International, Inc.                                  9.125%    7/15/2007             30,000        27,600
   LDM Technologies Inc.                                             10.75%    1/15/2007              8,000         6,280
   Lear Corp.                                                         7.96%    5/15/2005             25,000        23,846
   Lear Corp.                                                         9.50%    7/15/2006             20,000        19,800
   Navistar International Corp.                                       8.00%     2/1/2008             25,000        23,500
   Tenneco Inc.                                                     11.625%   10/15/2009             50,000        44,750

   BUILDING MATERIALS (2.2%)
   American Standard Cos. Inc.                                       7.375%     2/1/2008             50,000        46,000
   American Standard Cos. Inc.                                       7.625%    2/15/2010             41,250        37,950
   Nortek Inc.                                                       8.875%     8/1/2008              8,000         7,380
   Nortek, Inc.                                                       9.25%    3/15/2007             17,500        16,494
   Werner Holdings Co., Inc.                                         10.00%   11/15/2007             14,995        14,395

   CABLE (10.8%)
   Adelphia Communications Corp.                                      7.75%    1/15/2009             27,000        22,477
   Adelphia Communications Corp.                                     8.375%     2/1/2008             42,500        37,081
   CSC Holdings, Inc.                                                7.875%   12/15/2007             30,000        29,048
   CSC Holdings, Inc.                                                8.125%    7/15/2009             25,000        24,480
   CSC Holdings, Inc.                                                8.125%    8/15/2009             15,000        14,686
   CSC Holdings, Inc.                                                 9.25%    11/1/2005             30,000        30,000
   CSC Holdings, Inc.                                                9.875%    2/15/2013             15,000        15,300
   Century Communications Inc.                                       8.875%    1/15/2007             35,000        32,025
   Charter Communications Holdings LLC                               8.625%     4/1/2009             96,000        84,960
   Classic Cable Inc.                                                9.375%     8/1/2009             15,000        12,525
   Classic Cable Inc.                                                10.50%     3/1/2010             25,000        21,750
   Hyperion Telecommunications, Inc.                                 12.25%     9/1/2004             25,000        24,500
   Insight Midwest                                                    9.75%    10/1/2009             20,000        19,750
   Jones Intercable Inc.                                             7.625%    4/15/2008             20,000        19,650
   Lenfest Communications, Inc.                                      8.375%    11/1/2005             62,500        64,243
   NTL Inc.                                                          10.00%    2/15/2007             36,780        34,941
   Telewest Communications                                           9.875%     2/1/2010 (1)         42,155        40,469
   USA Networks Inc.                                                  6.75%   11/15/2005             75,000        71,899

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   CHEMICALS (2.6%)
   ARCO Chemical Co.                                                  9.80%     2/1/2020           $ 20,000    $   18,800
   Acetex Corp.                                                       9.75%    10/1/2003             20,000        18,900
   Buckeye Cellulose Corp.                                            8.50%   12/15/2005             15,000        14,700
   Huntsman Corp.                                                     9.50%     7/1/2007 (1)         17,000        15,470
   Lilly Industries, Inc.                                             7.75%    12/1/2007             15,000        13,879
   Lyondell Chemical Co.                                             9.625%     5/1/2007             56,000        56,700
   Sovereign Speciality Chemicals, Inc.                             11.875%    3/15/2010              7,200         7,416

   CONSUMER GOODS AND SERVICES (0.9%)
   Scotts Co.                                                        8.625%    1/15/2009 (1)         20,000        19,400
   Sealy Mattress, Inc.                                              9.875%   12/15/2007             15,000        14,625
   True Temper Sports, Inc.                                         10.875%    12/1/2008             15,000        14,288

   CONTAINERS (2.3%)
   BWAY Corp.                                                        10.25%    4/15/2007             15,000        14,850
   Owens-Illinois Inc.                                                7.35%    5/15/2008             35,000        29,622
   Owens-Illinois, Inc.                                               7.85%    5/15/2004             15,000        13,874
   Owens-Illinois, Inc.                                               8.10%    5/15/2007             35,000        31,361
   Silgan Holding Inc.                                                9.00%     6/1/2009             41,000        37,310

   ENERGY AND RELATED GOODS AND SERVICES (5.2%)
   AmeriGas Partners, LP Series B                                   10.125%    4/15/2007             10,000        10,000
   Cross Timbers Oil Co.                                              8.75%    11/1/2009             25,000        23,625
   Cross Timbers Oil Co.                                              9.25%     4/1/2007             16,500        16,088
   Newfield Exploration Co.                                           7.45%   10/15/2007             15,000        13,889
   Newpark Resources, Inc.                                           8.625%   12/15/2007             15,000        13,350
   Oryx Energy Co.                                                    8.00%   10/15/2003             10,000        10,126
   P & L Coal Holdings Corp.                                         8.875%    5/15/2008             40,000        38,600
   Pioneer Natural Resources Co.                                     9.625%     4/1/2010             50,000        52,125
   Plains Resources, Inc.                                            10.25%    3/15/2006             16,000        16,240
   Pride Petroleum Services, Inc.                                    9.375%     5/1/2007             32,000        32,080
   RBF Finance Co.                                                   11.00%    3/15/2006             35,000        37,800
   Tesoro Petroleum Corp.                                             9.00%     7/1/2008             10,000         9,725
   Tuboscope Inc.                                                     7.50%    2/15/2008             15,000        13,523

   FOOD AND LODGING (0.7%)
   B & G Foods, Inc.                                                 9.625%     8/1/2007             10,000         6,000
   Nash Finch Co.                                                     8.50%     5/1/2008              2,160         1,469
   New World Pasta Co.                                                9.25%    2/15/2009             16,000        10,720
   Tricon Global Restaurants, Inc.                                    7.65%    5/15/2008             25,000        22,669

   GENERAL INDUSTRIAL (4.0%)
   Allied Waste North America Inc.                                   7.625%     1/1/2006             35,000        31,412
   Cincinnati Milacron, Inc.                                         8.375%    3/15/2004             11,500        11,311
   Consumers International                                           10.25%     4/1/2005             19,305         8,687
   Idex Corp.                                                        6.875%    2/15/2008             22,500        20,207
   International Wire Group                                          11.75%     6/1/2005             15,000        15,000
   Mastec, Inc.                                                       7.75%     2/1/2008             30,000        27,900
   Neenah Corp.                                                     11.125%     5/1/2007             25,170        18,940
   Park-Ohio Industries, Inc.                                         9.25%    12/1/2007             20,000        17,900
   Roller Bearing Co. of America Inc.                                9.625%    6/15/2007             10,000         9,150
   Terex Corp.                                                       8.875%     4/1/2008             17,500        15,750
   Waste Management, Inc.                                            6.875%    5/15/2009             50,000        44,104

   GROCERY STORES (0.3%)
   Bergen Brunswig Corp.                                             7.375%    1/15/2003             17,155        15,954

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD CORPORATE  FUND                                           COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   HEALTH CARE (4.9%)
   Beverly Enterprises Inc.                                           9.00%    2/15/2006           $ 18,000      $ 15,592
   Columbia/HCA Healthcare Corp.                                      6.91%    6/15/2005             25,000        23,114
   Columbia/HCA Healthcare Corp.                                      7.00%     7/1/2007             30,000        27,144
   Columbia/HCA Healthcare Corp.                                      7.25%    5/20/2008             30,000        27,222
   Leiner Health Products, Inc.                                      9.625%     7/1/2007              9,270         6,489
   Lifepoint Hospitals Holding Corp.                                 10.75%    5/15/2009             10,000        10,400
   Owens & Minor, Inc.                                              10.875%     6/1/2006             14,075        14,497
   Tenet Healthcare Corp.                                            8.125%    12/1/2008             70,000        65,800
   Tenet Healthcare Corp.                                            8.625%    1/15/2007             40,000        39,200
   Triad Hospitals Holdings, Inc.                                    11.00%    5/15/2009             20,785        21,720
   Warner Chilcott Inc.                                             12.625%    2/15/2008 (1)         20,000        20,600

   HOME BUILDING AND REAL ESTATE (1.8%)
   CapStar Hotel Co.                                                  8.75%    8/15/2007             20,000        18,550
   Kaufman & Broad Home Corp.                                         7.75%   10/15/2004             26,250        23,953
   Standard Pacific Corp.                                             8.00%    2/15/2008             15,000        13,575
   Standard Pacific Corp.                                             8.50%    6/15/2007             15,000        13,650
   Toll Corp.                                                         7.75%    9/15/2007             15,000        13,650
   Del E. Webb Corp.                                                 10.25%    2/15/2010             15,000        13,538

   MEDIA AND ENTERTAINMENT (8.4%)
   Chancellor Media Corp.                                             8.75%    6/15/2007              8,500         8,585
   Chancellor Media Corp.                                            8.125%   12/15/2007             21,465        21,680
   Citadel Broadcasting Co.                                           9.25%   11/15/2008             12,250        12,005
   EchoStar DBS Corp.                                                9.375%     2/1/2009            100,000        97,750
   Emmis Communications Corp.                                        8.125%    3/15/2009             30,000        27,525
   Fox/Liberty Networks LLC                                          8.875%    8/15/2007             70,000        70,000
   Lin Television Corp.                                              8.375%     3/1/2008             33,000        30,360
   Mail-Well Corp.                                                    8.75%   12/15/2008             19,125        16,448
   PRIMEDIA, Inc.                                                    7.625%     4/1/2008             20,000        18,025
   RCN Corp.                                                         10.00%   10/15/2007             30,000        24,300
   TV Guide, Inc.                                                    8.125%     3/1/2009             55,000        55,275
   Von Hoffman Press Inc.                                           10.875%    5/15/2007 (1)         12,095        11,339
   World Color Press, Inc.                                            7.75%    2/15/2009             20,000        18,712
   World Color Press, Inc.                                           8.375%   11/15/2008             45,000        43,398
   Young Broadcasting Inc.                                            9.00%    1/15/2006             10,000         9,450

   METAL (3.5%)
   AK Steel Corp.                                                    7.875%    2/15/2009             25,000        23,000
   AK Steel Corp.                                                    9.125%   12/15/2006             55,000        54,450
   Armco, Inc.                                                        9.00%    9/15/2007             20,000        19,400
   Bethlehem Steel Corp.                                            10.375%     9/1/2003             10,500        10,500
   LTV Corp.                                                          8.20%    9/15/2007             37,000        27,935
   LTV Corp.                                                         11.75%   11/15/2009             25,000        21,000
   National Steel Corp.                                              9.875%     3/1/2009             13,000        11,440
   Ryerson Tull, Inc.                                                9.125%    7/15/2006             11,960        11,840
   Weirton Steel Corp.                                               10.75%     6/1/2005             12,500        11,500

   PAPER AND PACKAGING (4.6%)
   Ball Corp.                                                         7.75%     8/1/2006             35,000        32,987
   Ball Corp.                                                         8.25%     8/1/2008             15,000        14,137
   Boise Cascade Co.                                                  9.45%    11/1/2009             15,000        15,405
   Buckeye Technologies, Inc.                                         8.00%   10/15/2010             12,460        11,619
   Container Corp. of America                                         9.75%     4/1/2003             50,000        50,000
   Domtar Inc.                                                        8.75%     8/1/2006             15,000        15,600
   Domtar Inc.                                                        9.50%     8/1/2016             18,750        19,500
   Fonda Group Inc.                                                   9.50%     3/1/2007             15,000        11,700
   NoramPac Inc.                                                      9.50%     2/1/2008             10,000         9,900
   Packaging Corp. of America                                        9.625%     4/1/2009             20,000        20,350


-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
                                                                     COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
   Paperboard Industries International Inc.                          8.375%    9/15/2007           $ 18,750      $ 15,750
   Tembec Finance Corp.                                              9.875%    9/30/2005              8,325         8,533
   Tembec Industries Inc.                                            8.625%    6/30/2009              4,610         4,552
   U.S. Timberlands LLC                                              9.625%   11/15/2007             27,000        24,165

   RETAIL (0.2%)
   Boise Cascade Office Products Corp.                                7.05%    5/15/2005             14,490        13,774

   TECHNOLOGY AND RELATED (6.4%)
   Amphenol Corp.                                                    9.875%    5/15/2007              9,000         9,067
   Beckman Instruments, Inc.                                          7.45%     3/4/2008             30,000        27,480
   Celestica International, Inc.                                     10.50%   12/31/2006              1,635         1,684
   Fairchild Semiconductor Corp.                                    10.125%    3/15/2007             22,275        22,721
   Fisher Scientific International Inc.                               9.00%     2/1/2008             50,000        46,250
   Iron Mountain, Inc.                                                8.25%     7/1/2011             15,000        13,125
   Iron Mountain, Inc.                                                8.75%    9/30/2009             37,500        34,219
   Iron Mountain, Inc.                                              10.125%    10/1/2006              7,000         7,035
   Pierce Leahy Corp.                                                9.125%    7/15/2007             15,000        14,025
   PSINet Inc.                                                       10.00%    2/15/2005             90,000        72,000
   SCG Holding & Semiconductor Co. Corp.                             12.00%     8/1/2009             32,546        34,987
   Telecommunication Techniques Co.                                   9.75%    5/15/2008             22,000        20,240
   Unisys Corp.                                                      7.875%     4/1/2008             30,000        27,300
   Wesco Distribution Inc.                                           9.125%     6/1/2008             25,000        23,250

   TELECOMMUNICATIONS (12.7%)
   Covad Communications                                              12.00%    2/15/2010             25,000        19,000
   Crown Castle International Corp.                                   9.00%    5/15/2011             25,000        23,500
   Crown Castle International Corp.                                   9.50%     8/1/2011             18,750        18,094
   Crown Castle International Corp.                                  10.75%     8/1/2011             21,597        22,137
   Flag Limited Inc.                                                  8.25%    1/30/2008             45,000        40,500
   GCI, Inc.                                                          9.75%     8/1/2007             20,000        18,200
   Global Crossing Holding Ltd.                                      9.125%   11/15/2006             75,000        72,563
   ITC DeltaCom, Inc.                                                8.875%     3/1/2008             22,000        19,470
   ITC DeltaCom, Inc.                                                 9.75%   11/15/2008             12,500        11,438
   ITC DeltaCom, Inc.                                                11.00%     6/1/2007              8,781         8,693
   Intermedia Communications Inc.                                     8.50%    1/15/2008              5,000         4,125
   Intermedia Communications Inc.                                    8.875%    11/1/2007             15,000        12,675
   Level 3 Communication, Inc.                                       9.125%     5/1/2008             90,000        77,850
   MJD Communications, Inc.                                           9.50%     5/1/2008             12,000        10,560
   McLeodUSA Inc.                                                    8.125%    2/15/2009             25,000        22,688
   McLeodUSA Inc.                                                    8.375%    3/15/2008             22,000        20,130
   McLeodUSA Inc.                                                     9.25%    7/15/2007             15,000        14,625
   McLeodUSA Inc.                                                     9.50%    11/1/2008              7,000         6,790
   Nextel Communications Inc.                                        9.375%   11/15/2009             50,000        48,250
   Nextel Communications Inc.                                        12.00%    11/1/2008             45,000        48,375
   NEXTLINK Communications, Inc.                                     10.75%   11/15/2008             25,000        24,125
   NEXTLINK Communications, Inc.                                     10.75%     6/1/2009             21,000        20,265
   Qwest Communications International Inc.                            7.50%    11/1/2008             63,000        61,484
   Rogers Cantel, Inc.                                                8.30%    10/1/2007             27,500        27,363
   Verio Inc.                                                        11.25%    12/1/2008             20,000        23,556
   Voicestream Wireless Corp.                                       10.375%   11/15/2009             25,000        27,250

   TRANSPORTATION (1.9%)
   AMR Corp.                                                          9.00%     8/1/2012              8,156         8,056
   Budget Group Inc.                                                 9.125%     4/1/2006             25,000        18,500
   Delta Air Lines Inc.                                               8.30%   12/15/2029             47,000        42,458
   Delta Air Lines, Inc.                                            10.375%   12/15/2022              8,770         9,613
   United Airlines, Inc.                                              9.75%    8/15/2021             18,485        18,223
   United Airlines, Inc.                                             10.25%    7/15/2021              4,960         5,063
   United Airlines, Inc.                                             11.21%     5/1/2014              2,223         2,445
                                                                                                             ------------
                                                                                                                4,430,965
                                                                                                              ------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                MATURITY             AMOUNT        VALUE*
HIGH-YIELD CORPORATE  FUND                                           COUPON         DATE              (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
UTILITIES (8.2%)
AES Corp.                                                            8.375%    8/15/2007           $ 30,000    $   28,350
AES Corp.                                                             8.50%    11/1/2007             24,000        22,770
AES Corp.                                                             9.50%     6/1/2009             25,000        25,250
Azurix Corp.                                                        10.375%    2/15/2007 (1)         24,000        22,080
CMS Energy Corp.                                                      7.50%    1/15/2009             16,000        14,477
CMS Energy Corp.                                                     7.625%   11/15/2004             18,000        16,920
CMS Energy Corp.                                                     8.125%    5/15/2002             30,000        29,714
Caithness Coso Fund Corp.                                             9.05%   12/15/2009             15,000        14,887
Calpine Corp.                                                        7.625%    4/15/2006             25,000        23,750
Calpine Corp.                                                        7.875%     4/1/2008             36,380        34,463
Cleveland Electric Illuminating Co.                                   7.43%    11/1/2009             17,500        16,755
El Paso Electric Co.                                                  8.90%     2/1/2006             23,000        23,797
El Paso Electric Co.                                                  9.40%     5/1/2011             28,000        29,524
Midland Funding II                                                   11.75%    7/23/2005             25,000        26,406
Niagara Mohawk Power Corp.                                            7.75%    10/1/2008             60,000        58,789
Public Service Co. of New Mexico                                      7.50%     8/1/2018             20,000        18,676
Western Resources, Inc.                                              6.875%     8/1/2004             50,000        44,479
                                                                                                              ------------
                                                                                                                  451,087
                                                                                                              ------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $5,360,220)                                                                                            5,021,205
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.9%)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    5.75%    8/15/2003             75,000        73,837
U.S. Treasury Note                                                    6.00%    8/15/2004             75,000        74,375
U.S. Treasury Note                                                    6.50%    5/31/2002             75,000        75,158
U.S. Treasury Note                                                    6.50%    8/15/2005            100,000       101,204
---------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
   (COST $333,063)                                                                                                324,574
---------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.3%)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account                                                6.59%     8/1/2000             61,214        61,214
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account--Note I                                        6.60%     8/1/2000            234,196       234,196
---------------------------------------------------------------------------------------------------------------------------
TOTAL CASH INVESTMENTS
   (COST $295,410)                                                                                                295,410
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
  (COST $5,988,693)                                                                                             5,641,189
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              154,559
Security Lending Collateral Payable to Brokers--Note I                                                           (234,196)
Other Liabilities                                                                                                 (32,218)
                                                                                                              ------------
                                                                                                                 (111,855)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 775,445,010 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                             $5,529,334
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $7.13
===========================================================================================================================

*See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, the aggregate value of these securities was $129,358,000, representing 2.3% of net assets.

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
------------------------------------------------------------------------------------------------------------------------------
 AT JULY 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $6,120,444        $7.89
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses                                                                    (243,606)        (.31)
 Unrealized Depreciation--Note H                                                                    (347,504)        (.45)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $5,529,334        $7.13
==============================================================================================================================




















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